As filed with the Securities and Exchange Commission on April 17, 2024
Registration Nos. 333-203628; 811-23050
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 14 ☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 27 ☒
(Check appropriate box or boxes)
VARIABLE ANNUITY-8 SERIES ACCOUNT
(Exact Name of Registrant)
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA
(Name of Depositor)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Offices)
(303) 737-3000
(Depositor’s Telephone Number)
J.D. Kreider
Senior Vice President & Head of Empower Investments
Empower Annuity Insurance Company of America
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copy to:
Stephen Roth, Esq.
Eversheds Sutherland (USA) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20007-3980
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b)
X	on May 1, 2024, pursuant to paragraph (b)
60 days after filing, pursuant to paragraph (a)(1)
on (date), pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously-filed post- effective amendment.

EMPOWER SECUREFOUNDATION® II VARIABLE ANNUITY
A Group Flexible Premium Variable Deferred Annuity Contract
Issued by
Variable Annuity-8 Series Account
of
Empower Annuity Insurance Company of America
Overview
This Prospectus describes the Empower SecureFoundation® II Variable Annuity, a group flexible premium variable deferred annuity contract (“Contract”), issued by Empower Annuity Insurance Company of America (“we,” “us,” the “Company” or “Empower”), that is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(b), 457(b) of the Internal Revenue Code, and 1081.01 of the Internal Revenue Code for a New Puerto Rico (each a “Retirement Plan”).
Empower Financial Services, Inc. (“Empower Financial Services”), a registered broker/ dealer that is affiliated with us, is the principal underwriter and distributor of the Contracts. The Covered Fund is managed by Empower Capital Management, LLC (“ECM”), a registered investment adviser that is affiliated with us. Offering the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) in connection with your investment in the Covered Fund, therefore, may subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the Covered Fund.
Important Note: Currently, there is only one available Covered Fund – The SecureFoundation® Balanced Fund. Accordingly, any references to Covered Funds and Variable Accounts are applicable to The SecureFoundation® Balanced Fund only. Transfers can be made only to other investment options under your Plan. A Request for a withdrawal or Transfer of your total Covered Fund Value in the SecureFoundation® Balanced Fund will result in termination of your participation in the GLWB and the Contract, and your Benefit Base will be reduced to zero.
Participation in the Contract
You may be eligible to participate in the Contract if you participate in a Retirement Plan (a “GLWB Participant”). The owner of a Contract will be the sponsor of the Retirement Plan (the “Plan Sponsor” or “Contractowner”). If you are eligible to participate in the Contract, Empower will establish a GLWB Participant account (“GLWB Participant Account”) in your name that will reflect the dollar value of the Contributions made on your behalf.
Interests of the Retirement Plan and GLWB Participants in the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or alienated in any way, except that if the Retirement Plan is consolidated or merged with another plan or if the assets and liabilities of the Retirement Plan are transferred to another plan, the Contract may be assigned to the new Plan Sponsor.
The Contract offers an investment division (“Variable Account”) that invests in shares of the Empower SecureFoundation® Balanced Fund (the “Covered Fund”) and whose value is based on the investment performance of the Covered Fund. GLWB Participants bear investment risk for amounts allocated to the Variable Account. For additional information about the Covered Fund in which the Variable Account invests see Appendix A: Covered Fund Available Under the Contract.
Provided all conditions are met, the Contract offers the potential for guaranteed lifetime withdrawals. Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under specific provisions of the Code. Therefore, you should not purchase the Contract for the purpose of obtaining additional tax deferral. You should only purchase the Contract for Contract features such as the potential for guaranteed lifetime withdrawals.
As described in further detail throughout this Prospectus, the GLWB payments are made from your own Covered Fund value (i.e., withdrawals are made from your own money) until these GLWB payments reduce your Covered Fund value to $0, at which point we start using our own money to continue making the GLWB payments to you. As a result, it is possible that we may never make GLWB payments to you from our own money.
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Payment Options
The Contract contains, as a standard feature of the Contract, a GLWB that will pay guaranteed income for the life of a designated person based on your investment in the Covered Fund, provided all the conditions of the GLWB are satisfied, regardless of how long the designated person lives or the actual performance or value of your investment in the Covered Fund. You will pay a fee for the GLWB and should participate in the Contract only if you want the benefits provided by the GLWB. The Contract also offers annuity payment options, a full or partial lump sum distribution, or other payment methods that are not part of the GLWB. If you annuitize or otherwise distribute all of the assets in the Covered Fund via a method that is not part of the GLWB, the GLWB will terminate. It is generally not beneficial to you to annuitize this Contract. It was designed specifically to provide the GLWB, and you will have paid a non-refundable fee for such benefit. In addition, the annuity payment amount might be less than the GLWB payout would provide.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
Special Disclosure for Retirement Plans Qualified under the Puerto Rico Code: To the extent the Retirement Plan is solely qualified under the Internal Revenue Code for a New Puerto Rico (the “Puerto Rico Code”), certain references to the U.S. Internal Revenue Code (or requirements thereof) in the Contract may not apply. The tax laws of Puerto Rico are different than the tax laws under the U.S. Internal Revenue Code. You should consult a tax advisor.
This Prospectus presents important information you should read before participating in the Contract. Please read it carefully and retain it for future reference.
The Contract may not be available in all states, at all times. All material state variations including availability of the Contract are included in Appendix B to this Prospectus.
If you are a new investor in the Contract, you may be able to cancel your Contract within 10 days of receiving it without paying fees or penalties (see “Free Look Period” later in this Prospectus). In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your Contract Value. Some states may require a return of your full Contribution. You should review this Prospectus or consult with your investment professional, for additional information about the specific cancelation terms that apply.
The Contract:
•is not a bank or credit union deposit or obligation.
•is not FDIC or NCUA insured.
•is not insured by any federal government agency.
•is not guaranteed by any bank or credit union.
•may go down in value.
•provides guarantees that are subject to our financial strength and claims-paying ability.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities Exchange Commission’s staff and is available at http://www.investor.gov.
The SEC has not approved or disapproved the Contract or determined that this Prospectus is accurate or complete. Any representation that it has is a criminal offense.
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
Prospectus Dated: May 1, 2024

Definitions
The defined terms set out in this Prospectus also appear in and apply to the related Statement of Additional Information (SAI).
Accumulation Phase: The period between the time you enroll in the Contract and the Initial Installment Date.
Accumulation Unit: The accounting measure described in the Contract and used by Empower to determine your GLWB Participant Account Value allocated to each Variable Account.
Administrative Offices: The Administrative Offices of Empower are located at 8515 E. Orchard Rd., Greenwood Village, Colorado 80111.
Alternate Payee: Any Spouse, former Spouse, child or other dependent of a GLWB Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all or a portion of the benefit payable under a Plan with respect to such GLWB Participant.
Annuitant: the person upon whose life the payment of an annuity is based.
Attained Age: The Covered Person’s age as of a Ratchet Date.
Benefit Base: The amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any Contribution made after the Benefit Base begins accruing, and is reduced proportionately for an Excess Withdrawal. The Benefit Base can also increase with positive market performance on the Ratchet Date. The Covered Fund will have its own Benefit Base. If the Contract offers more than one Covered Fund, a Covered Fund Benefit Base generally cannot be transferred to another Covered Fund.
Business Day: Any day, and during the hours, on which the New York Stock Exchange is open for trading. In the event that a date falls on a non-Business Day, the date of the succeeding Business Day will be used.
Code: As applicable, the Internal Revenue Code of 1986, as amended from time to time, or any future United States Internal Revenue law that replaces the Internal Revenue Code of 1986. References herein to specific section numbers shall be deemed to include Treasury regulations and Internal Revenue Service guidance thereunder, and to corresponding provisions of any future Internal Revenue law that replaces the Internal Revenue Code of 1986. Additionally, as applicable, the Internal Revenue Code for a New Puerto Rico, as amended, and related laws and regulations.
Contract: An agreement between Empower and the Contractowner providing a group flexible premium variable deferred annuity issued in connection with certain Retirement Plans.
Contractowner: The Contractowner will be an entity which maintains a Retirement Plan.
Contribution(s): Eligible rollovers, Transfers, payroll deductions, and other amounts received by Empower under the Contract on your behalf and allocated to a GLWB Participant Account.
Covered Fund: A mutual fund, unit investment trust, or other investment portfolio in which a Variable Account invests all of its assets.
Covered Fund Value: The value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value reflects a return based upon the investment experience of the Covered Fund and will increase or decrease accordingly.
Covered Person(s): The person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. A joint Covered Person must be the GLWB Participant’s Spouse and the sole primary beneficiary under the Plan.
Distribution(s): Amounts paid out of the Contract pursuant to the terms of the Plan and the Code.
Election Date: The date on which the GLWB Participant, Alternate Payee, or beneficiary selects the GLWB by making an initial Contribution to the Covered Fund. You must be age 85 or younger on the Election Date.
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ERISA: The Employee Retirement Income Security Act of 1974, as amended.
Excess Withdrawal: An amount either distributed or Transferred from the Covered Fund during the Accumulation Phase or any amount combined with all other amounts that exceeds the annual GAW during the Withdrawal Phase. An Excess Withdrawal may include amounts Transferred from one Covered Fund to another Covered Fund (if more than one Covered Fund is available) or to another Plan investment.
GAW: See Guaranteed Annual Withdrawal, below.
General Account: Empower’s assets other than those held in any segregated investment account or the Separate Account.
GLWB Participant: The person who is eligible to and elects to participate in the Contract; sometimes referred to as “you,” “your” or “yours” in this Prospectus.
GLWB Participant Account: A separate record in the name of each GLWB Participant which reflects his or her share in the Variable Account.
GLWB Participant Account Value: The total value of your interest under the Contract. It is your Covered Fund Value credited to the GLWB Participant Account.
Good Order: Notice from any person authorized to initiate a transaction under the Contract that is received by Empower at the Administrative Offices, submitted in accordance with the provisions of the Contract and in a format(s) satisfactory to Empower, and contains all information, documentation, and instructions necessary for Empower to process such transaction. All Requests to initiate transactions under the Contract, or to change the frequency and amount of Installments-including in the event of Ratchet or Reset-must be in Good Order. Each such Request is subject to any action taken by Empower before we have processed the Request.
Guarantee Benefit Fee: The asset-based charge periodically assessed on the basis of the Covered Fund Value (up to $5 million) that compensates Empower for the guarantees provided by the GLWB.
Guaranteed Annual Withdrawal (GAW): The maximum annualized withdrawal amount that is guaranteed for the lifetime of the Covered Person(s), subject to the terms of the Contract. During the Withdrawal Phase, a GLWB Participant may receive Installments totaling less than the GAW.
Guaranteed Annual Withdrawal Percentage (GAW%): The percentage of the Benefit Base that determines the GAW. This percentage is initially based on the age of the Covered Person(s) at the time of the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
Guaranteed Lifetime Withdrawal Benefit (GLWB): A payment option offered under the Contract that is designed to pay Installments during the life of the Covered Person(s). The GLWB Participant will receive periodic payments (in monthly, quarterly, semiannual, or annual Installments) over a twelve-month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal.
Initial Installment Date: The date of the first Installment under the GLWB, which must be a Business Day.
Installments: Periodic payments of the GAW over a twelve-month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal. The sum of Installments over a twelve-month period from Ratchet Date to Ratchet Date may be less than the GAW. Empower will not increase Installments unless directed to do so by the GLWB Participant, except as otherwise provided in the Contract. If the entire GAW is not taken as Installments, the amount not taken does not increase future GAWs. Upon written notice to Empower provided at any time before the Settlement Phase, the GLWB Participant may alter the frequency of Installments, the amount of Installments, or discontinue Installments altogether.
Payee: A person entitled to receive all or a portion of the GLWB Participant Account Value.
Plan: The underlying plan document of the Contractowner written in accordance with the applicable sections of the Code.
Premium Tax: The amount of tax, if any, charged by a state or other governmental authority in connection with the Contract.
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Puerto Rico Code: The Internal Revenue Code for a New Puerto Rico, as amended, and all related laws and regulations which are in effect during the term of the Contract.
Qualified Domestic Relations Order (QDRO): A domestic relations order that: (i) creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a GLWB Participant; (ii) complies with applicable requirements of the Code and/or ERISA; and (iii) is approved by the Plan Sponsor or its designee.
Ratchet: An increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date during either the Accumulation or Withdrawal Phases. If a ratchet occurs during the Withdrawal Phase, Empower will not increase Installments to reflect a Ratchet unless directed to do so by the GLWB Participant.
Ratchet Date: During the Accumulation Phase, the Ratchet Date is the anniversary of the GLWB Participant’s Election Date and each anniversary thereafter. During the Withdrawal Phase, the Ratchet Date is the Initial Installment Date and each anniversary of the Initial Installment Date thereafter. If any anniversary in the Accumulation Phase or Withdrawal Phase is not a Business Day, then the Ratchet Date will be the last Business Day before the anniversary.
Request: An inquiry or instruction in a form satisfactory to Empower. A valid Request must be: (1) received by Empower at its Administrative Offices; (2) approved by the Contractowner, or the Contractowner’s designee; and (3) submitted in accordance with the provisions of the Contract, or as required by Empower.
Reset: During the Withdrawal Phase, Empower will reset the Benefit Base to equal the Covered Fund Value and reset the GAW% to the GAW rate applicable to the Covered Person(s)’s Attained Age if such amount is greater than the current Benefit Base multiplied by the current applicable GAW%. Empower will not increase Installments to reflect a Reset unless directed to do so by the GLWB Participant.
Retirement Plan: A plan established under Section 401(a), 403(b), or 457(b) of the Code or Section 1081.01 of the Puerto Rico Code.
Separate Account: A segregated investment account established by Empower into which Contributions may be invested or the GLWB Participant Account Value may be Transferred. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the Variable Account.
Settlement Phase: The period when the Covered Fund Value has reduced to zero by means other than an Excess Withdrawal, provided the Benefit Base is greater than zero. Installments continue during the Settlement Phase under the terms of the Contract. During the Settlement Phase, Empower will automatically increase Installments to the full GAW.
Spouse: A person recognized as a spouse under Federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Transfer: The reinvestment or exchange of all or a portion of the Covered Fund Value from one Variable Account to another investment option offered by the Plan.
Valuation Date: The date on which the net asset value of each Variable Account is determined. This calculation is made as of the close of trading of the New York Stock Exchange (generally 4:00 p.m., ET), it is also the date on which Empower will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your GLWB Participant Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Valuation Period: The period between successive Valuation Dates.
Variable Account: Division of the Separate Account for the Covered Fund. The Variable Account has a corresponding Accumulation Unit value. The Variable Account may also be referred to as an “investment division” or “sub-account” in the Prospectus, SAI, or Separate Account financial statements.
Withdrawal Phase: The period of time between the Initial Installment Date and the first day of the Settlement Phase.
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Important Information You Should Consider About the Contract
FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals	The Contract does not impose any charge for early withdrawal.
Transaction Charges	The Contract does not impose any transaction charges.	Excess Withdrawals During the Accumulation Phase; Excess Withdrawals During the Withdrawal Phase
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year. The fees and expenses don’t reflect advisory fees that are paid to investment advisers from GLWB Participant Account Value. If such charges were reflected, such fees and expenses would be higher.
				Fee Tables; Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.20%	2.50%
	Investment options (Fund fees and expenses)[2]	0.27%	0.27%
	1 As a percentage of average GLWB Participant Account Value. [2] As a percentage of Covered Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

Lowest Annual Cost: $ $908	Highest Annual Cost: $2,465
Assumes: Investment of $100,000 •5% annual appreciation •Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals •No sales charges or advisory fees	Assumes: Investment of $100,000 •5% annual appreciation •Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals •No sales charges or advisory fees
Other Plan or GLWB Participant Charges	Any custodian and investment advisory fees. These fees would be Plan and/or GLWB Participant specific.	Guaranteed Lifetime Withdrawal Benefit; The Settlement Phase; Managed Account Service and Other Financial Adviser Fees; Plan Fees and Charges
RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
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Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is designed as a long-term accumulation investment for retirement savings and to provide lifetime withdrawal benefits.
Principal Risks
Excess Withdrawals
•Withdrawals that exceed the limits specified by the Guaranteed Lifetime
Withdrawal Benefit may reduce the guaranteed payments you receive under the
GLWB and may result in the termination of the GLWB, GAWs and the Contract.
Excess Withdrawals During the Accumulation Phase; Effect of Excess Withdrawals During the Withdrawal Phase
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Covered Fund(s) available under the Contract.
•The Covered Fund has its own unique risks.
•You should review the prospectus for the Covered Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims-
paying ability of the Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about Empower, including its financial strength ratings, is available upon request. You may make such request by calling 855-756-4738 or visiting http://www.empower.com.
Principal Risks
RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
The Contract does not impose any fee on Transfers from the Covered Fund to another
Plan investment, but any Transfer out of the Covered Fund is treated as an Excess
Withdrawal from the Covered Fund. A withdrawal from the Covered Fund that is an
Excess Withdrawal may reduce the guaranteed payment that you receive under the
GLWB, or could terminate the GLWB, GAWs and the Contract.

However, any transfer out of the Covered Fund is treated as a withdrawal from the
Covered Fund. A withdrawal from the Covered Fund that is an Excess Withdrawal may reduce the guaranteed payment that you receive under the GLWB.

Because there is only one available Covered Fund, Transfers can be made only to other investment options under your Plan. A request for withdrawal or Transfer of your total
Covered Fund Value in the SecureFoundation® Balanced Fund will result in termination of your participation in the GLWB and the Contract, and your Benefit
Base will be reduced to zero.

Empower reserves the right to add or remove a Covered Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of
GLWB Participant Account Value.

At least one Covered Fund will always be available for investment under the Contract.
The Covered Fund – Selection of Underlying Fund
Optional Benefits
Loans are permitted under the Contract, but are treated as Excess Withdrawals, that proportionally reduce your Benefit Base and could result in termination of GLWB,
GAWs and the Contract. No interest is charged on loans.

If the GLWB Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the GLWB Participant is under age 59 1∕2.
Loans; Excess Withdrawals During the Accumulation Phase; The Effect of Excess Withdrawals During the Withdrawal
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Phase
TAXES	LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Taxation of the Contract and GLWB
CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. If your registered representative is an Empower
Financial Services insurance agent, they are also eligible for certain cash and non-
cash benefits from Empower or its affiliates to promote the sale of the Contracts or other products distributed by Empower Financial Services, including the Covered
Fund under the Contract. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution of the Contracts
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of one you already own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract. Exchanges from this Contract generally are not applicable and are not discussed in this Prospectus.
N/A
Overview of the Contract
What is this Contract, and what is it designed to do? The Empower SecureFoundation® II Variable Annuity Contract is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(b), 457(b) of the Code and 1081.01of the Internal Revenue Code of Puerto Rico as an investment option for their participants. The Contract provides a GLWB benefit that for a fee guarantees certain lifetime withdrawals in connection with investments in the Empower SecureFoundation® Balanced Fund offered as the investment option under the Contract (the “Covered Fund”), provided that the conditions of the GLWB are satisfied (i.e., you are a participant in a retirement Plan; the Guarantee Benefit Fee is paid when due; and you select the Covered Fund). The GLWB is designed to protect GLWB Participants from (1) longevity risk, which is the risk that they outlive assets invested in the Covered Fund and (2) income volatility risk, which is the risk that retirement income may decline due to changes in market performance. Taking Excess Withdrawals either during the Accumulation Phase or during the Withdrawal Phase will reduce your Benefit Base proportionally and can result in a reduction to your benefit under the GLWB or even termination of the GLWB, GAWs and of the Contract.
The GLWB is a standard feature of the Contract. Participants who do not want the GLWB should not select the Contract as an investment option.
How do I accumulate assets in the Contract and receive income from the Contract? The GLWB has three (3) phases: 1) the Accumulation Phase; (2) the Withdrawal Phase and (3) the Settlement Phase:
Accumulation Phase
During the Accumulation Phase, you accrue the Benefit Base on which your GLWB is calculated. The Accumulation Phase begins when you make an initial Contribution to the Covered Fund. You may make additional Contributions, subject to the requirements of federal tax law and the terms of the Retirement Plan. All Contributions increase the Benefit Base dollar-for-dollar on the date that the Contribution is made. Empower reserves the right to refuse additional Contributions at any time at its discretion.
Your Benefit Base will also be re-calculated annually on each Ratchet Date and increased to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base.
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You may take withdrawals from the Contract during the Accumulation Phase. A withdrawal will reduce your Covered Fund Value. In addition, during the Accumulation Phase all withdrawals and Transfers out of the Covered Fund are treated as an Excess Withdrawal, which results in a proportional reduction of your Benefit Base. Consequently, as explained later in this Prospectus, such withdrawal may decrease the Benefit Base by more than the amount of your withdrawal and could result in termination of the GLWB, GAWs and the Contract.
Information about the Covered Fund(s) available for investment under the Contract is provided at the back of this Prospectus. See Appendix A: Covered Fund Available Under the Contract.
Withdrawal Phase
You may enter the Withdrawal Phase and begin taking Guaranteed Annual Withdrawals (“GAWs”) after you (or the younger joint Covered Person if there are joint Covered Persons) reach age 55. GAWs are annual withdrawals that do not exceed a specified amount, which do not reduce your Benefit Base. GAWs will reduce your Covered Fund Value. In addition, any amount distributed or transferred from the Covered Fund that combined with other amounts exceeds the GAW is treated as an Excess Withdrawal, which will result in a proportional reduction of your Benefit Base and which may be larger than the amount you withdraw. During the Withdrawal Period, your Benefit Base will continue to be re-calculated annually on the Ratchet Date.
Taking GAWs before age 59 1∕2 may result in certain tax penalties and may not be permitted if you are actively employed by the Contractowner. You may not make any additional new Contributions after the Withdrawal Phase has begun. But transfers from other investment options offered in the Plan and indirect rollovers from external plans that are first directed to other Plan investment options are allowed throughout the Withdrawal Phase.
Settlement Phase
The Settlement Phase begins if the Covered Fund Value falls to zero as a result of Covered Fund performance, GAWS, the Guarantee Benefit Fee, or certain extra-contractual fees not directly related to the GLWB, such as third-party custodial or advisory fees related to managed account services or fees associated with a GLWB Participant’s IRA/retirement Plan. During the Settlement Phase, we continue to make Installments of the GAW for the life of the GLWB Participant (a surviving Covered Person, if any). Whether or when the Settlement Phase begins depends on how long the GLWB Participant (and surviving Covered Person) lives and the performance of the Covered Fund. The Settlement Phase is the first time that the Company uses its own assets to pay GAWs to the GLWB Participant.
While GAWs continue for the GLWB Participant under the terms of the GLWB, the GLWB does not have other rights or benefits under the Contract. The GLWB Participant may not make additional Contributions, and Distributions and Transfers are not permitted.
Option to Annuitize
If the Code and the Plan permit, a GLWB Participant may elect to annuitize Covered Fund Value into a fixed annuity. The election must be made before the Settlement Period begins. The GLWB will terminate, and the Guarantee Benefit Fee will not be refunded. Once annuity payments begin, a GLWB Participant may no longer take withdrawals from the GLWB Participant Account Value. It is generally not in your best interest to annuitize this Contract, as you will be forfeiting the lifetime withdrawal benefit and the fees you paid for the benefit. There is no limitation as to the maximum age you may elect to annuitize.
Additional Contract Features of the Contract
Death Benefit
•If a GLWB Participant dies during the Accumulation Phase, the GLWB will terminate and the GLWB Participant Account Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the Plan or Code.
•If a GLWB Participant without a joint Covered Person dies during the Withdrawal Phase after the initial payment of a GAW, the GLWB will terminate and no further GAWs will be paid; the remaining GLWB Participant Account Value will be distributed in accordance with the Code or the terms of the Plan.
•If a GLWB Participant dies after the initial payment of a GAW while a joint Covered Person is still living, the joint Covered Person will continue to receive GAWs for the remainder of his or her life. After the death of the joint Covered Person, the GLWB will terminate, no further GAWs will be paid, and any remaining GLWB Participant Account Value will be distributed in accordance with the Code, the terms of the Plan and the Contract.
•No death benefit is paid once the Settlement Phase begins.
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Loans
During the Accumulation Phase and Withdrawal Phase, a GLWB Participant may elect to take a loan on his or her GLWB Participant Account Value if permitted by the Code and the terms of the Plan. Any amount withdrawn from the Covered Fund to fund the loan will be treated as an Excess Withdrawal, which will result in a proportional reduction of the Benefit Base. See the more detailed section “Loans”, later in this Prospectus.
Fee Tables
The following tables describe the fees and expenses that you, as a GLWB Participant, will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees that are plan and/or GLWB Participant specific, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce only your GLWB Participant Account Value, both your GLWB Participant Account Value and your GLWB Benefit Base, and/or could have tax consequences. See the Section “Managed Account Service and other Financial Adviser Fees” and “Plan Fees and Charges” under “Charges and Deductions” later in this Prospectus.
The first table describes the fees and expenses that you will pay at the time you elect to participate in the Contract, surrender or make withdrawals from your GLWB Participant Account Value or transfer Participant Account Value from the Covered Fund. State Premium Tax may also be deducted.
GLWB Participant Transaction Expenses
Sales Load imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered)	None
Transfer Fee	None
The next table describes the fees that you will pay each year during the time that you are a GLWB Participant under the Contract (not including Covered Fund fees and expenses).
Annual Contract Expenses
	Maximum Fee	Current Fee
Administrative Expenses[1]	$100.00	$0.00
Base Contract Expenses (as a percentage of average GLWB Participant Account Value)[2]	2.50%	1.20%
1 Currently, there is no annual Contract Maintenance Charge. However, we reserve the right to impose a Contract Maintenance Charge up to the maximum amount stated.
2 Base Contract Expenses include the Variable Asset Charge, Contract Maintenance Charge and Guarantee Benefit Fee. We reserve the right to collect a Variable Asset Charge at an annual rate of no more than 1% of the average GLWB Participant Account Value, which would be deducted on a daily basis. But currently no Variable Asset Charge applies. The Guarantee Benefit Fee, which may range from a minimum of 0.70% to a maximum of 1.50% is assessed separately on each Covered Fund in which you invest after the Benefit Base is established with respect to the Covered Fund.
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The next item shows the minimum and maximum total operating expenses charged by the Covered Fund as of December 31, 2023 that you may pay periodically during the time that you participate in the Contract. A complete list of the Covered Fund(s) available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Covered Fund Available Under the Contract.
Annual Covered Fund Operating Expenses	Minimum %	Maximum %
Expenses that are deducted from Covered Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.27	0.27
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include GLWB Participant administrative expenses, Base Contract Expenses and Covered Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or GLWB Participant specific, and that if such fees and charges were reflected the cost would be higher. Depending on the type of charge, these may reduce only your GLWB Participant Account Value, both your GLWB Participant Account Value and your GLWB Benefit Base, and/or could have tax consequences. See the Section “Managed Account Service and other Financial Adviser Fees” and “Plan Fees and Charges” later in this Prospectus.
The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$2,939.00	$8,995.00	$15,294.00	$32,183.00
(2) If you annuitize your Contract or do not surrender your Contract at the end of the applicable period:
1 year	3 years	5 years	10 years
$2,939.00	$8,955.00	$15,294.00	$32,183.00
The fee tables and examples should not be considered a representation of past or future expenses and charges of the Covered Fund. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.
Principal Risks of Investing in the Contract
Not a Short-Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash. Withdrawals that are Excess Withdrawals under the terms of the GLWB will reduce or terminate the amount of guaranteed payments for which you are eligible, and may terminate the Contract.
Risks Associated with Covered Fund. The value of your investment and any returns will depend on the performance of the Covered Fund. You bear the risk of any decline in your GLWB Participant Account Value resulting from the Covered Fund’s performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Contract are subject to the financial strength and claims paying ability of the Company. If the Company experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce the death benefit, and any other guaranteed benefits may be reduced and subject to state and federal income tax, as well as a 10% federal penalty tax if the GLWB Participant is under age 59 1∕2.
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Contract Termination. Contractowner or the Company may terminate the Contract upon notice to the other party. If Empower terminates the Contract: after the Contract Termination Date: (a) no further Contributions will be made to the Contract; and (b) no new GLWB Participant Accounts will be established. After the Contract Termination Date, Empower will continue to administer all GLWB Participant Accounts in accordance with the provisions of the Contract.
If the Plan Sponsor terminates the Contract: all benefits, rights and privileges provided by the Contract shall terminate, including the GLWB, except those benefits and rights conferred on GLWB Participants in the Settlement Phase at the time the Contract is terminated. GLWB Participants who are not eligible to receive Distributions under the Plan or who are eligible to receive Distributions, but do not take a Distribution and rollover the Covered Fund Value to an IRA or Individual Retirement Annuity that offers an Empower approved GLWB feature before the Contract Termination Date, shall have their Benefit Base and Covered Fund Value reduced to zero.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 591/2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk
Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Covered Fund, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Covered Fund, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Covered Fund invests, which may cause the fund underlying your Contract to lose value. There can be no assurance that we or the Covered Fund or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. Like many businesses, insurance companies are facing challenges due to COVID-19 and its impact on economic conditions and the financial markets. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
Empower Annuity Insurance Company of America
Empower Annuity Insurance Company of America has primary responsibility for administration of the Contract and the Separate Account, and is authorized to engage in the sale of life insurance, accident and health insurance, and annuities. It is qualified to do business in Puerto Rico, the District of Columbia, the U.S. Virgin Islands, Guam, and 49 states in the United States. The Company’s executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Financial Condition of the Company
The benefits under the Contract are paid by Empower from its General Account assets and/or your GLWB Participant Account Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.
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The Company is obligated to pay all amounts promised to you under the Contract. Any guarantees under the Contract that exceed your GLWB Participant Account Value, such as those associated with the GLWB, are paid from our General Account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of GLWB Participant Account Value are subject to our financial strength and claims- paying ability and our long-term ability to make such payments.
How to Obtain More Information: We encourage both existing and prospective GLWB Participant to read and understand our financial statements. We prepare our financial statements in accordance with accounting practices prescribed or permitted by the Colorado Division of Insurance. Our financial statements are located in the SAI. The SAI is available at no charge by sending your Request to our Administrative Offices or by calling us at (866) 696-8232. In addition, the SAI is available on the SEC’s website at https://www.sec.gov.
Separate Account
Your Contributions under the Contract (including investments in the Covered Fund) are held in the Separate Account. The Separate Account is comprised of a Variable Account. The Variable Account invests in a single class of shares of a Covered Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Variable Account. Your GLWB Participant Account Value allocated to the Variable Account and the amount of the Installments payable under the GLWB depend on the investment performance of the Covered Fund. You bear the full investment risk for all Contributions allocated to the Variable Account.
If Empower decides to make additional Variable Accounts available to Contractowners, Empower may or may not make them available to you based on our assessment of marketing needs and investment conditions.
The income, gains, or losses of the Variable Account are credited to or charged against the assets held in that Variable Account, without regard to other income, gains, or losses of any other Variable Account and without regard to any other business Empower may conduct. Under Colorado law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business Empower may conduct. Nevertheless, all obligations arising under the Contract and other contracts issued by us that are supported by the Separate Account are generally corporate obligations of Empower.
Addition, Deletion or Substitution of Funds
We may offer new or cease offering the existing Covered Fund, substitute Covered Fund shares that are held by any Separate Account for shares of a different investment portfolio, or make other changes to the investment options as we deem necessary and subject to the approval of the state insurance departments and the SEC, to the extent required under the 1940 Act or other applicable law. We may decide to purchase securities from other funds for the Separate Account, and we also reserve the right to transfer Separate Account assets to another Separate Account that we determine to be associated with the class of contracts to which the Contract belongs.
We will notify the Plan Sponsor whenever the Covered Fund is to be changed. If we cease offering the Covered Fund, we will offer a new fund or funds as replacement Covered Fund(s). The new Covered Fund(s) may have higher fees and charges and different investment objectives than the eliminated Covered Fund. In addition, offering a new fund as a Covered Fund under the Contract may result in an increase in the Guarantee Benefit Fee, which will not exceed the maximum Guarantee Benefit Fee of 1.50%.
If any of the above actions result in a material change in the underlying investments of the Variable Account in which GLWB Participants are invested, Empower will provide at least sixty (60) calendar days written notice to the Plan Sponsor. This notice shall explain any Variable Account change, communicate the timeline and effective date of any account change, provide information on the fees received by Empower, and explain Plan Sponsor’s right to opt out of any Variable Account change. The absence of an objection by Plan Sponsor to such notice will be considered consent to the change(s). If Empower is provided notice from a fund company that results in a change to the investment options available under the Plan, Empower will provide Plan Sponsor with notice of that change as soon as administratively feasible.
If Empower does not receive an objection from Plan Sponsor to an Empower-initiated change, Empower will, subject to required regulatory approvals, transfer GLWB Participant Account Value between Variable Account investment options as disclosed in the notice. Such allocation will be in effect until such time as Empower receives a written Request for a different allocation.
If Plan Sponsor provides written objection to Empower within the sixty (60) calendar day notice period, Empower will not make the fund change at issue. If Plan Sponsor objects to the fund change, Empower may terminate the Contract, and GLWB Participant would lose GLWB benefit unless already in Settlement Phase.
Empower reserves the following rights with respect to the Separate Account:
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•to operate the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•to deregister the Separate Account under the 1940 Act;
•to add Variable Accounts that invest in investment portfolios suitable for the Contract;
•to eliminate the existing Variable Account;
•to close the Variable Account to new allocations of Contributions or Transfers by current or new GLWB Participants and Contractowners;
•to establish additional segregated investment accounts and/or divisions of such segregated investment accounts (“sub- accounts”);
•to combine the Separate Account with one or more different segregated investment accounts established by Empower;
•to combine Variable Account(s), or combine a Variable Account with a subaccount of a different segregated investment account established by Empower;
•to endorse the Contract to reflect changes to the Separate Account and the Variable Account(s);
•subject to compliance with applicable law, to add, remove, or substitute the Covered Fund. A new or substitute Covered Fund may have different fees and expenses, and its availability may be limited to certain Contractowners or GLWB Participants;
•subject to any required regulatory approvals, to Transfer assets in the Variable Account to another Variable Account; and
•to make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
Empower will provide notice of these changes to the Plan Sponsor.
The Covered Fund(s)
Information about the Covered Fund, including (i) its name; (ii) its type; (iii) its investment adviser; (iv) current expenses and (v) performance is provided in Appendix A: Covered Fund Available Under the Contract, which is located at the back of this Prospectus. The Covered Fund has issued a prospectus that contains more detailed information. A copy of the Covered Fund’s prospectus is available online at https://www.greatwestinvestments.com/great-west-funds/fund-documents.shtml. You may also request copies of the prospectus at no cost by calling (855) 756-4738 or sending an e-mail to participantservices@empower.com.
Currently, only one Covered Fund is available for investment under the Contract – the SecureFoundation® Balanced Fund. The Company may add additional Covered Funds in the future. The Covered Fund is managed by ECM, a registered investment adviser that is affiliated with us. The investment adviser may have an incentive to manage the funds in a way to reduce volatility of the funds’ returns to reduce the amount that we must pay under the GLWB. Offering the GLWB in connection with your investment in the Covered Fund, therefore, may subject us to a potential conflict of interest. Reducing volatility may have the effect of lowering the returns of the Covered Fund relative to other funds. This may suppress the value of the benefits provided by the GLWB because the Benefit Base will reset only when the Covered Fund Value is higher than the Benefit Base. We take into account the Covered Fund’s use of strategies to lower volatility when we selected them for use with the GLWB. In addition, the Covered Fund is a fund of funds, which means GLWB Participants will pay fees at both fund levels, which may reduce investment return. Only Institutional Class shares of the Covered Fund are available under the Contract.
Meeting investment objectives of the Covered Fund depends on various factors, including, but not limited to, how well the fund managers anticipate changing economic and market conditions. There is no guarantee that the Covered Fund will achieve its stated objectives. Currently, the Covered Fund is available in all states. If the Covered Fund is not available in all states, that Covered Fund will be listed in an appendix to this Prospectus.
Reinvestment and Redemption
All dividend distributions and capital gains made by the Covered Fund will be automatically reinvested in shares of the Covered Fund on the date of distribution. We will redeem Covered Fund shares to the extent necessary to pay Installments and to make other payments under the Contract.
Payments We Receive
Empower and Empower Financial Services, our affiliated broker-dealer, may receive compensation for providing administration and distribution services to the Covered Fund that is paid out of administrative service fees and 12b-1 fees deducted from Covered Fund assets.
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Selection of Underlying Funds
Empower selects the Covered Fund(s) offered through this product based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor that we may consider is whether a Covered Fund or an affiliate of the Covered Fund will compensate Empower for providing certain administrative, marketing, or support services that would otherwise be provided by the Covered Fund, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,” below. We have selected a portfolio of the Empower Funds at least in part because it is managed by our directly owned subsidiary.
Empower periodically reviews the available Covered Fund(s) and may remove a Covered Fund or limit its availability to new Contributions and/or Transfers of GLWB Participant Account Value if we determine that a Covered Fund no longer satisfies one or more of the selection criteria, and/or if the Covered Fund has not attracted significant allocations from GLWB Participants. At least one Covered Fund will always be available for investment under the Contract.
You are responsible for choosing the amount allocated to the Covered Fund that is appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.
You bear the risk of any decline in your GLWB Participant Account Value resulting from the performance of the Covered Fund in which you are invested. Before selecting SecureFoundation® Balanced Fund we encourage you to thoroughly investigate all information that is available to you regarding the Covered Fund including the Covered Fund’s prospectus, statement of additional information and annual and semi-annual reports. After you select the Covered Fund for your initial Contribution, you should monitor and periodically re-evaluate your allocation to determine if it is still appropriate. We do not recommend or endorse the existing Covered Fund or any additional Covered Funds that might be provided in the future. Nor do we provide investment advice.
The Contract
The Contract is available to sponsors of Retirement Plans and is generally owned by the Plan Sponsor. Amounts under the Contract are held for the exclusive benefit of GLWB Participants and beneficiaries, and GLWB Participants make all elections under the Contract.
Purchasing an Interest in the Contract
Eligible organizations may acquire a Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Contract to the Contractowner. If you are enrolled in the Plan and eligible to participate in the Contract, you may purchase an interest in a Contract by completing an enrollment form and giving it to your Plan Sponsor or an Empower Financial Services representative. Your GLWB Participant enrollment form will be forwarded to us for processing. Please consult with your Plan Sponsor for information concerning your eligibility to participate in the Plan and the Contract.
Contributions
Your Plan Sponsor will send us Contributions on your behalf. Except as limited by the Code or your Plan, there is no minimum amount or number of Contributions. Your ability to make Contributions may be limited after you begin receiving Installments under the GLWB. See “The Withdrawal Phase” later in this Prospectus.
Empower reserves the right to limit the amount, type, and frequency of Contributions, and to stop accepting Contributions altogether.
Subsequent Contributions
Empower will allocate subsequent Contributions according to the allocation instructions provided in the GLWB Participant enrollment form. Empower will allocate Contributions on the Valuation Date we receive them.
GLWB Participants may change their allocation instructions at any time by Request. Such change will be effective the later of (1) the date specified in the Request or (2) the Valuation Date on which Empower receives the Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.
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Empower reserves the right, after providing advance written notice to GLWB Plan participants, to refuse any Contribution. Exercising this right may limit your ability to increase your Benefit Base by making additional Contributions. Any Contribution that causes a GLWB Participant Account Value to exceed $5 million may require Empower’s prior approval.
GLWB Participant Account
When we approve your GLWB Participant enrollment form or other enrollment method in the Contract, as agreeable to Empower, we will establish a GLWB Participant Account in your name to reflect all of your transactions under the Contract. You will receive a statement of your GLWB Participant Account Value no less frequently than annually. You may also review your GLWB Participant Account Value through KeyTalk® or via the Internet. KeyTalk is an automated phone system that you may use to obtain information about your account. The phone number (and website link) are displayed on quarterly statements and on initial communications you received during enrollment.
GLWB Participant Enrollment Form and Initial Contribution
If your GLWB Participant enrollment form or other enrollment method is complete, we will allocate your initial Contributions to the Variable Account according to the instructions you provide on your GLWB Participant enrollment form within two Business Days of receipt of the GLWB Participant enrollment form at our Administrative Offices. If your enrollment form is incomplete, we will contact you or the Contractowner to obtain the missing information. If your GLWB Participant enrollment form remains incomplete for five Business Days, we will immediately return your Contribution(s). If we complete a GLWB Participant enrollment form within five Business Days of our receipt of the incomplete enrollment form, we will allocate your initial Contribution within two Business Days of the GLWB Participant enrollment form’s completion in accordance with your allocation instructions.
Free Look Period
You may have the ability to cancel your interest in the Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Empower within 10 days or a period of time required by state law after Empower receives your completed application form. State variations, if any, to this free look provision can be found in the attached Appendix B. We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund your GLWB Participant Account Value as of the date we receive your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance of the Covered Fund, which means that you bear the investment risk during this period. However, some states may require that the full amount of your Contribution be returned. If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.
Assignments and Transfers
In general, the interest of any GLWB Participant or Contractowner may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated, except as may be permitted under the Code, by law, or applicable court order.
Transaction Date
All Requests, Contributions, and Deposits received in Good Order with all required documentation at Empower’s Administrative Offices prior to the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the date received, and if received after the close of business of the New York Stock Exchange will be processed on the next Business Day.
GLWB Participant Account Value
Your GLWB Participant Account Value is your interest in the Variable Account, which is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or make Transfers to the Variable Account, we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to the Variable Account, less any applicable Premium Tax, by that Variable Account’s Accumulation Unit value. The number of Accumulation Units for the Variable Account will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.
We calculate the Variable Account’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Variable Account’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth as follows.
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The Net Investment Factor for the Variable Account for any Valuation Period is determined by dividing (a) by (b), and subtracting from the result where:
(a)
 is the net result of:
(i) the net asset value per share of the Covered Fund determined as of the end of the current Valuation Period; plus
(ii) the per share amount of any dividend (and, if applicable, capital gains distribution) made by the Covered Fund if the “ex-dividend date” occurs during the current Valuation Period; plus or minus
(iii) a per unit charge or credit for any taxes incurred by or provided for in the Variable Account, which is determined by Empower to have resulted from the investment operations of the Variable Account; and
(b)
 is the net asset value per share of the Covered Fund determined as of the end of the immediately preceding Valuation Period; and
(c)
 is an amount representing the Variable Asset Charge deducted, if any, from each Variable Account on a daily basis.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflect the investment performance of the Covered Fund as well as the payment of Covered Fund fees and expenses.
The value of a Variable Account’s assets is determined at the end of each Valuation Date.
Your GLWB Participant Account Value will reflect the investment performance of the Variable Account which in turn reflect the investment performance of the Covered Fund, which we factor in by using the Net Investment Factor. Any investment advisory fees deducted from the Contract will result in cancellation of Accumulation Units of the Variable Account.
Changes to the Contract
Empower can make any changes to the Contract required by applicable insurance law, the Code, or the 1940 Act, subject to required state and federal regulatory approval. Empower will notify Contractowners and GLWB Participants of any changes that affect their Contract.
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Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract
Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/Limitations
Guaranteed Lifetime Withdrawal Benefit	Provides the GLWB Participant guaranteed minimum lifetime income without regard to the performance of the Covered Fund, provided the conditions of the GLWB is satisfied.	Standard	The Guarantee Benefit Fee is calculated on an annual basis as a percentage of the Covered Fund Value. The fee may range from 0.70% to 1.50%. Currently, the fee is 1.20%
Must be invested in the
Covered Fund made
available under the
Contract;
Must pay the Guarantee
Benefit Fee when due.
The deduction of
advisory fees are treated
as Excess Withdrawals
and will result in a
dollar-for- dollar
reduction of your
Covered Fund Value.
Deduction of third-party
advisory fees are treated
as Excess Withdrawals
and will result in a
dollar-for-dollar
reduction of your
Covered Fund Value and
a proportionate
reduction of your
Benefit Base.

Death Benefit
If the GLWB Participant dies
during the Accumulation
Phase or the Withdrawal
Phase, the GLWB will
terminate, and the remaining
GLWB Participant Account
Value will be distributed to
the beneficiary in accordance
with the Code, the terms of
the Plan and the terms of the
Contract. If the GLWB
Participant dies during the
Withdrawal Phase while a
joint Covered Person is still
living, the joint Covered
Person will continue to
receive GAWs for the
remainder of his or her life.
		Standard	None	The deduction of advisory fees are treated as Excess Withdrawals and will result in a dollar-for-dollar reduction of your Covered Fund Value and therefore, your death benefit.
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Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/Limitations
Loan
A GLWB Participant may
take a loan on his or her
GLWB Participant Account
Value during the
Accumulation Phase or the
Withdrawal Phase if
permitted by the Code and the
terms of the Plan. No interest
is charged on loans.
		Standard	None
•Must be permitted
by the Code and the
terms of the Plan.
•Any amount
withdrawn from
Covered Fund Value
to fund the loan will
be treated be as an
Excess Withdrawal,
which will result in
a proportional
reduction of your
Benefit Base and
may reduce the
Benefit Base more
than the amount of
the withdrawal.

The Guaranteed Lifetime Withdrawal Benefit
The GLWB provides GLWB Participants with guaranteed minimum lifetime income without regard to the performance of the Covered Fund in which the Variable Account is invested. The GLWB does not have a cash value. Provided all conditions of the GLWB are satisfied, if the value of the GLWB Participant’s Account equals zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or Guaranteed Annual Withdrawal(s) (“GAW”), we will make annual payments to the GLWB Participant for the rest of his life.
The guaranteed income that may be provided by the GLWB is initially based on the age and life of the Covered Person (or if there are joint Covered Persons, on the age of the younger joint Covered Person and the lives of both Covered Persons) as of the date we calculate the first Installment. A joint Covered Person must be the Spouse of the GLWB Participant, and the Spouse must be the GLWB Participant’s sole beneficiary under the Retirement Plan.
The GLWB provides two basic protections to GLWB Participants who purchase the GLWB as a source or potential source of lifetime retirement income or other long-term purposes. Provided that the conditions of the GLWB are satisfied, the GLWB protects the GLWB Participant from:
•longevity risk, which is the risk that a GLWB Participant will outlive the assets invested in the Covered Fund; and
•income volatility risk, which is the risk of downward fluctuations in a GLWB Participant’s retirement income due to changes in market performance.
Both of these risks increase as a result of poor market performance early in retirement. Point-in-time risk (which is the risk of retiring on the eve of a down market) significantly contributes to both longevity and income volatility risk.
The GLWB does not provide a guarantee that the Covered Fund or the GLWB Participant’s Account will retain a certain value or that the value of the Covered Fund or the GLWB Participant’s Account will remain steady or grow over time. Instead, it provides a guarantee, under certain specified conditions, that regardless of the performance of the Covered Fund and regardless of how long the GLWB Participant lives, the GLWB Participant will receive a guaranteed level of annual income for life. Therefore, it is important to understand that while the preservation of capital may be one of the GLWB Participant’s goals, the achievement of that goal is not guaranteed by the GLWB.
The GAWs are first made from your Covered Fund Value. Empower will use its own assets to make Installments to a GLWB Participant only if the Covered Fund Value is reduced to zero due to Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the GLWB, such as custodian fees or advisory fees, and/or GAWs. We limit our risk under the GLWB in this regard by limiting the amount a GLWB Participant may withdraw each year to GAWs. If a GLWB Participant needs to take Excess Withdrawals, the GLWB Participant may not receive the full benefit of the GLWB.
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If the return on the Covered Fund Value over time is sufficient to generate gains that can sustain constant GAWs, then the GLWB would not have provided any financial gain. Conversely, if the return on the Covered Fund Value over time is not sufficient to generate gains that can sustain constant GAWs, then the GLWB would be beneficial.
Each Retirement Plan participant should discuss his investment strategy and risk tolerance with his financial adviser before electing to participate in the Contract. You should consider the payment of the Guarantee Benefit Fee relative to the benefits and features of the GLWB, your risk tolerance, and proximity to retirement. If the Plan is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the GLWB Participant is married, the GLWB Participant’s Spouse may need to provide written consent before certain payments may begin or continue. See “Taxation of the Contract and GLWB - Spousal Consent Requirements for 401(a) and 403(b) Plans,” below.
Any payments we are required to make to a GLWB Participant under the GLWB that exceed the GLWB Participant Account Value will depend on our long-term ability to make such payments. We will make all such guaranteed payments under the GLWB from our General Account, which is not insulated from the claims of our third-party creditors. Therefore, the GLWB Participant’s receipt of payments from us is subject to our claims paying ability.
The GLWB is calculated for your GLWB Participant Account Value allocated to the Covered Fund.
Like all withdrawals under the Contract, a withdrawal from the Covered Fund made in connection with a Transfer may be treated as an Excess Withdrawal. As explained in more detail below, an Excess Withdrawal will reduce the guaranteed payments you receive with respect to the Covered Fund. Large or repeated Excess Withdrawals during periods when the Covered Fund is experiencing negative market performance may even eliminate your guaranteed payment with respect to the Covered Fund altogether and terminate the Contract.
The Guarantee Benefit Fee
In exchange for the GLWB, we charge a separate annual fee (called a Guarantee Benefit Fee), which is calculated as a specified percentage of the Covered Fund Value (up to $5 million) at the time the Guarantee Benefit Fee is calculated. The fee is deducted from your GLWB Participant Account Value by redeeming Accumulation Units in the Variable Accounts. The guaranteed maximum or minimum Guarantee Benefit Fees we can charge are:
•The maximum Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 1.50%;
•The minimum Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 0.70%;
•The current Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 0.90%.
You will pay the Guarantee Benefit Fee for the Covered Fund after the GLWB begins to accrue with respect to the Covered Fund. For the Empower SecureFoundation® Balanced Fund (the “Balanced Fund”), we begin to charge the Guarantee Benefit Fee on your Election Date (when you allocate GLWB Participant Account Value to the Variable Account that invests in the fund).
We may change the current Guarantee Benefit Fee at any time within the minimum and maximum range described above upon thirty (30) days prior written notice to the GLWB Participant and the Plan Sponsor. We determine the Guarantee Benefit Fee based on observations of a number of experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only, we reserve the right to change the Guarantee Benefit Fee at our discretion, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need any particular event to occur before we may change the Guarantee Benefit Fee. Because the Covered Fund is offered by an affiliated company, we may benefit indirectly from the charges imposed by the Covered Fund.
How the GLWB Works
The GLWB has three phases: an “Accumulation Phase,” a “Withdrawal Phase,” and a “Settlement Phase.”
The Accumulation Phase: The Accumulation Phase starts when you make an initial Contribution to the Covered Fund and the GLWB begins to accrue. During the Accumulation Phase, the GLWB Participant may make additional Contributions, which establishes the Benefit Base (this is the sum of all Contributions minus any withdrawals and any adjustments made on the
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“Ratchet Date” as described later in this Prospectus), and take withdrawals (although such withdrawals will be considered Excess Withdrawals, which will reduce the amount of the Benefit Base and could terminate the GAWs and the Contract). The GLWB Participant is responsible for managing withdrawals during the Accumulation Phase.
The Withdrawal Phase: After the GLWB Participant (or if there are joint Covered Persons, the younger joint Covered Person) has turned age 55, then the GLWB Participant may enter the Withdrawal Phase and begin to take GAWs (which are annual withdrawals that do not exceed a specified amount) without reducing the Benefit Base. GAWs before age 59 1∕2 may result in certain tax penalties, and may not be permissible while you are still actively employed by the Contractowner. Your ability to make additional Contributions may be limited after you begin receiving Installments under the GLWB. (See “The Withdrawal Phase” below.)
Settlement Phase: If the Covered Fund Value falls to zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the GLWB or Contract, such as custodian fees or advisory fees, and/or GAWs, the Settlement Phase will begin. During the Settlement Phase, we make Installments at the GAW for the life of the GLWB Participant (and the surviving Covered Person, if any). However, the Settlement Phase may never occur, depending on how long the GLWB Participant (and surviving Covered Person, if any) lives and the performance of the Covered Fund(s) in which the GLWB Participant invests. You may not make additional Contributions after the Settlement Phase begins.
The Accumulation Phase
The Accumulation Phase starts when your GLWB begins to accrue, which was discussed in the Guarantee Benefit Fee section of this Prospectus, above. During the Accumulation Phase you will establish your Benefit Base, which will later be used to determine the maximum amount of GAWs you may take. The Accumulation Phase ends when you elect to receive GAWs under the Contract.
Covered Fund Value
The Covered Fund Value is the value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value increases or decreases in the same manner as other mutual fund value. For example, reinvested dividends, settlements, and positive Covered Fund performance (including capital gains) will increase the Covered Fund Value. Fees and expenses associated with the Covered Fund, including the asset-based Variable Asset Charge, and negative Covered Fund performance (including capital losses) will decrease Covered Fund Value.
The Covered Fund Value will also increase each time you make additional Contributions, and will decrease each time you withdraw Covered Fund Value, such as through payment of the Guarantee Benefit Fee or as a result of Distributions, Excess Withdrawals, or Installments.
The Covered Fund Value is not affected by any Ratchet or Reset of the Benefit Base (described below).
Benefit Base
The Benefit Base is separate from the Covered Fund Value. It is not a cash value. Rather, it is used to calculate GAWs during the Withdrawal Phase and the Settlement Phase. The GLWB Participant’s Benefit Base and Covered Fund Value may not be equal to one another.
The Covered Fund has its own Benefit Base. The initial Benefit Base for the Balanced Fund is established on your Election Date. The initial Benefit Base will equal the Covered Fund Value on the date it is established.
If the Contract is added to an employer sponsored retirement plan with another Empower guaranteed lifetime withdrawal benefit contract (the “Old GLWB Contract”), a GLWB Participant may be able to carry over the Benefit Base and GAW as measured under the Old GLWB Contract to the Contract. A GLWB Participant already in the Settlement Phase in the Old GLWB Contract will continue in the Settlement Phase in the Contract. You should contact your Plan Sponsor to determine whether this provision is applicable to you.
After the initial Benefit Base is established:
•We increase the Covered Fund’s Benefit Base on a dollar-for-dollar basis each time the GLWB Participant makes a Contribution to the Covered Fund.
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•We decrease the Covered Fund’s Benefit Base on a proportionate basis each time the GLWB Participant makes an Excess Withdrawal from the Covered Fund. (See the numerical example under “Excess Withdrawals During the Accumulation Phase”). (Because Excess Withdrawals reduce your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, Excess Withdrawals may decrease your Benefit Base by more than the amount you withdraw. For more information on the proportionate impact of Excess Withdrawals, please see Excess Withdrawals During the Accumulation Phase, below, and Effect of Excess Withdrawals During the Withdrawal Phase, below.)
•On each Ratchet Date (described below), we will increase the Covered Fund’s Benefit Base to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base (which will then reflect positive Covered Fund performance.)
A few things to keep in mind regarding the Benefit Base:
•The Benefit Base is used only for purposes of calculating the GLWB Participant’s Installment Payments during the Withdrawal Phase and the Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.
•It is important that you do not confuse the Benefit Base with the Covered Fund Value.
•During the Accumulation Phase and the Withdrawal Phase, the Benefit Base will be re-calculated each time a Contribution is made on your behalf or you take an Excess Withdrawal, as well as on an annual basis as described below, which is known as the Ratchet Date.
•The maximum Benefit Base is $5,000,000.
Subsequent Contributions to Your GLWB Participant Account
Additional Contributions may be made at any time during the Accumulation Phase. Subject to the requirements of federal tax law and the terms of the Retirement Plan, additional Contributions may be made by cash deposit, Transfers, or rollovers from certain other retirement accounts.
All additional Contributions made to a Covered Fund after the initial Benefit Base is established will increase the Benefit Base dollar- for-dollar on the date the Contribution is made. We do not consider the reinvestment of dividends or capital gains to be Contributions; however, they will increase the Covered Fund Value.
Empower reserves the right to refuse additional Contributions at any time at our discretion. If Empower refuses additional Contributions, you will retain all other rights under the GLWB.
Ratchet Date Adjustments to the Benefit Base
During the Accumulation Phase, the Benefit Base for the Covered Fund will be evaluated and, if necessary, adjusted on an annual basis. This is known as the Ratchet Date and it occurs on the anniversary of day that the initial Benefit Base is established. With respect to the Balanced Fund, the Ratchet Date will be the anniversary of your Election Date. It is important to be aware that even though the Covered Fund Value may increase throughout the year due to dividends, capital gains, or settlements from the underlying Covered Fund, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, the GLWB Participant’s Benefit Base will never decrease solely due to negative Covered Fund performance.
On each Ratchet Date during the Accumulation Phase, the Benefit Base is automatically adjusted (“ratcheted”) to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value.
Excess Withdrawals During the Accumulation Phase
During the Accumulation Phase, any withdrawals you make from the Covered Fund will be categorized as Excess Withdrawals, including withdrawals to comply with Contribution limitations or minimum required distributions under the Code, and including Transfers from the Covered Fund to another investment option.
The GLWB Participant should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the Accumulation Phase, as this may affect the GLWB Participant’s future benefits under the GLWB. In the event the GLWB Participant decides to take an Excess Withdrawal, as discussed below, the GLWB Participant’s Covered Fund Value will be reduced dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be reduced at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Consequently, the Benefit Base could be reduced by more than the amount of the withdrawal and result in termination of the Contract and the GLWB.
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Numerical Example
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount: $10,000
Covered Fund Value after adjustment = $50,000 - $10,000 = $40,000
Covered Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
Transfers
Transfers of GLWB Participant Account Value between the Variable Account that invests in the Covered Fund to other investment options available in the Plan are treated as withdrawals - which during the Accumulation Phase are all Excess Withdrawals - from the Covered Fund from which the Transfers are taken. A GLWB Participant who Transfers GLWB Participant Account Value out of a Covered Fund is prohibited from making any Transfer into the Covered Fund for period of at least ninety (90) calendar days.
Empower reserves the right to limit the number of Transfers, or to set a minimum Transfer amount. Any such restrictions will be communicated to Plan Sponsors and GLWB Participants.
Loans
During the Accumulation Phase and the Withdrawal Phase, the GLWB Participant may elect to take a loan on his or her GLWB Participant Account, if allowed by the Plan and the Code. Any amount withdrawn from the Covered Fund Value to fund the loan will not participate in the performance of the Covered Fund. In addition, any such withdrawal from the Covered Fund Value will be treated as an Excess Withdrawal (see “Excess Withdrawals During the Accumulation Phase,” above, and “Effect of Excess Withdrawals During the Withdrawal Phase,” below). Consequently, taking a loan could result in termination of the GLWB, the GAWs or the Contract.
Loans are disbursed pro-rata from the investment options that a Plan participant holds, including from the Contract. Loan applications and/or pages on the participant website would display a disclaimer informing a GLWB Participant of the potential negative impacts to the GLWB Participant’s Benefit Base and/or future benefit.
Loan repayments (assuming the GLWB Participant has his/her future Contribution allocations set to SecureFoundation® Balanced Fund) would be allocated back to the Covered Fund, and would increase the Benefit Base on a dollar-for-dollar basis, similar to a payroll contribution. No interest is charged on loans.
Death During the Accumulation Phase
If a GLWB Participant dies during the Accumulation Phase, then the GLWB will terminate and the GLWB Participant Account Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the Retirement Plan and the Code. A beneficiary that is the Spouse of the GLWB Participant may roll over the GLWB Participant Account Value to an individual retirement account or annuity (“IRA”) that offers an Empower approved GLWB feature, if available. In this situation, the IRA will not restore the GLWB Participant’s Benefit Base, but will establish a new Benefit Base calculated by reference to the GLWB Participant Account Value allocated to the Covered Fund. If the Retirement Plan is solely qualified under the Puerto Rico Code, this rollover option to establish a new Benefit Base is not available because currently there is no IRA offering an Empower approved GLWB feature available in Puerto Rico.
If the GLWB Participant dies during the Accumulation Phase, the beneficiary cannot establish or maintain a Benefit Base and cannot start GAWs under the Contract. If the GLWB Participant dies, Empower will continue to assess the Guarantee Benefit Fee until Empower is notified of the GLWB Participant’s death.
The Withdrawal Phase
The Withdrawal Phase begins when the GLWB Participant elects to receive GAWs under the Contract. The Withdrawal Phase continues until the Covered Fund Value reaches zero and the Settlement Phase begins.
The Withdrawal Phase cannot begin until all Covered Persons attain age 55 and are eligible to begin distributions under the Retirement Plan and the Code. In addition, the GLWB Participant must be fully vested in the Retirement Plan. If the GLWB Participant is still employed by the Plan Sponsor, the Code generally does not permit distributions to commence prior to age 59 1∕2. The Retirement Plan and
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the Code may impose other limitations on distributions. Distributions prior to age 59 1∕2 may be subject to a penalty tax. Installments will not begin until Empower receives appropriate and satisfactory information verifying the age of the Covered Person(s) and that the GLWB Participant is fully vested in the Retirement Plan. In order to initiate the Withdrawal Phase, the GLWB Participant must submit a written Request to Empower.
Any Distributions taken before all Covered Persons under the GLWB attain age 55 will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base, as described above.
Installments
It is important that you understand how the GAW is calculated because it will affect the benefits the GLWB Participant receives under the GLWB. After you elect to receive GAWs and we verify the age of the Covered Person(s) and that the GLWB Participant is fully vested in the Retirement Plan, we will determine the amount of the GAW.
Once the Withdrawal Phase has begun, the GLWB Participant may not make any additional new Contributions through payroll deductions, although Transfers from other investment options offered in the Plan and indirect rollovers (i.e., first to other investment options offered in the Plan and then to the SecureFoundation® Balanced Fund) are allowed throughout the Withdrawal Phase. Any such additional Contributions made after the initial Benefit Base is established will increase the Benefit Base dollar-for-dollar on the date the Contribution is made.
During the Withdrawal Phase, the Benefit Base will receive an annual adjustment or “ratchet” just as it did during the Accumulation Phase. The GLWB Participant’s Ratchet Date will become the anniversary of Initial Installment Date for the Covered Fund, which may be different from the Ratchet Date during the Accumulation Phase, which occurs on the anniversary of the Election Date.
Just like during the Accumulation Phase, the Benefit Base will be automatically adjusted on an annual basis, on the Ratchet Date, to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value. In addition, we will review your GAW each year using your current Covered Fund Value and Attained Age GAW% and, if the result is a higher Installment amount, reset your GAW to the higher amount (see “Automatic Resets of the GAW% During the Withdrawal Phase” section below). You should always keep in mind that while Installments during the Withdrawal Phase do not reduce the Benefit Base, they will reduce your GLWB Participant Account Value on a dollar-for-dollar basis.
When you enter the Withdrawal Phase, we will provide guidance on the maximum GAW payment that will not result in an Excess Withdrawal. But you are responsible for determining the amount of your GAW payment. You may take less than the maximum GAW payment or suspend your GAW payments after they have commenced. You may receive the missed payments by submitting a Request with no less than 30 calendar days advance notice. Each year, you may receive up to your GAW amount without causing an Excess Withdrawal. However, please note that if you elect to receive less than your GAW, you may receive the balance of your GAW for that year with no adverse consequences, provided you receive the missed payment(s) before your next Ratchet Date. You cannot receive the remaining GAW amount after the next Ratchet Date without risking an Excess Withdrawal. All Requests regarding GAW payments must be submitted in writing.
Calculation of Installment Amount
The GAW% is initially based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
The GAW is based on a percentage of the Benefit Base pursuant to the following schedule:
Sole Covered Person	Joint Covered Person
4.0% for life at ages 55-64	3.5% for youngest joint life at ages 55-64
5.0% for life at ages 65-69	4.5% for youngest joint life at ages 65-69
6.0% for life at ages 70-79	5.5% for youngest joint life at ages 70-79
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Sole Covered Person	Joint Covered Person
7.0% for life at ages 80+	6.5% for youngest joint life at ages 80+
The GAW will then be calculated by multiplying the Benefit Base by the GAW%. The maximum amount of the Installment equals the GAW divided by the number of payments that the GLWB Participant elects to receive each year. Each subsequent year, we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the GLWB Participant’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date.
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the Withdrawal Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the Withdrawal Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person, nor may the beneficiary designation of a joint election be changed.
Installment Frequency Options
The GLWB Participant may elect to receive installments on the following intervals:
(a)
 Annual - the GAW will be paid on the Initial Installment Date and each anniversary thereafter.
(b)
 Semi-Annual - half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary thereafter.
(c)
 Quarterly - one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary thereafter.
(d)
 Monthly - one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary thereafter.
During the Withdrawal Phase, the GLWB Participant may Request to change the frequency of Installments at any time before the Settlement Phase by providing Empower with at least 30 calendar days advance notice. The frequency of Installments cannot be changed during the Settlement Phase.
Lump Sum Distribution Option
At any time during the Withdrawal Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600
So, a Lump Sum Distribution of $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
After a Lump Sum Distribution, you are responsible for submitting a written Request to suspend the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you do not suspend the remaining Installments for the year, an Excess Withdrawal may occur. After suspending Installments, you must provide Empower with at least 30 calendar days’ notice in order to recommence Installment payments. The Ratchet Date will not change if Installments are suspended.
Automatic Resets of the GAW% During the Withdrawal Phase
Each year we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the GLWB Participant’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date, and, if the result is higher than the current GAW, reset the GAW. Your new GAW will appear on the statement of your GLWB Participant Account Value, which you will receive at least
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annually. In addition, you may access this information at any time on Empower’s website. Empower will not increase Installments to reflect a Reset unless directed to do so by the GLWB Participant. But, as discussed further below, an Excess Withdrawal may result in an automatic reduction of your Installments.
If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) is greater than
(Current GAW%) x (Current Benefit Base)
Then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and
(Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200
So New GAW Amount is $7,200
New Benefit Base is $120,000
New GAW% is 6%
Numerical Example When Reset is NOT Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW % before Ratchet: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW %) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500
So Because $4,500 is less than current GAW of $5,000, no Reset
Effect of Excess Withdrawals During the Withdrawal Phase
Excess Withdrawals will reduce your guaranteed payment by reducing the Benefit Base on which the payment is calculated. Generally, unless Empower requests the withdrawal or Transfer, an Excess Withdrawal may occur either as a result of a total or partial surrender of your GLWB Participant Account Value or as a result of a withdrawal that occurs when you Transfer Covered Fund Value outside the Contract to another Plan investment option. Any withdrawal taken before the Withdrawal Phase of the Contract is an Excess Withdrawal. After the Withdrawal Phase begins, an Excess Withdrawal is any withdrawal that exceeds your GAW. Excess Withdrawals will have a particularly large impact on your guaranteed payments during any period when the Benefit Base is greater than your Covered Fund Value due to negative Covered Fund performance. Because the Excess Withdrawal reduces your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, the Excess Withdrawal will decrease your Benefit Base by more than the amount you withdraw. Taking Excess Withdrawals, therefore, can significantly reduce or even eliminate the guaranteed payments to which you are otherwise entitled under the GLWB.
After the Initial Installment Date, to the extent a Distribution or Transfer (when combined with Installments and all other Distributions and Transfers that occurred during the applicable twelve-month period ending on a Ratchet Date) is greater than the GAW, then any such amounts greater than the GAW will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (after the GAW).
If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
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Numerical Example:
Covered Fund Value before GAW = $55,000
Benefit Base = $100,000
GAW %: 5%
GAW Amount = $100,000 x 5% = $5,000
Total annual withdrawal: $10,000
Excess Withdrawal = $10,000 - $5,000 = $5,000
Covered Fund Value after GAW = $55,000 - $5,000 = $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $5,000 = $45,000
Covered Fund Value Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90
Adjusted Benefit Base = $100,000 x 0.90 = $90,000
Adjusted GAW Amount (assuming no Benefit Base increase on succeeding Ratchet Date) = $90,000 x 5% = $4,500
If you take an Excess Withdrawal, we will automatically reduce your Installments after your next Ratchet Date to a level that will not result in an Excess Withdrawal. We will not make any adjustments to remaining Installments prior to your next Ratchet Date. You are responsible for suspending your remaining Installments if you want to avoid any further Excess Withdrawals.
Withdrawals taken during the Withdrawal Phase to meet required minimum distribution (RMD) requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of the total account value under the Plan that is invested in the Covered Fund, and the RMD election is based on life expectancy. Please see the examples below. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals during the Accumulation Phase of the Contract.
If a GLWB Participant Requests a Distribution or Transfer over the telephone, Empower will advise the GLWB Participant that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may Request that Empower determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the distribution or Transfer being considered an Excess Withdrawal. Alternatively, if a GLWB Participant makes a Request in writing, Empower will advise the GLWB Participant that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the GLWB Participant may contact Empower by telephone to determine whether, as of the date of the Request, the Requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Empower receives the Request, subject to the terms set forth in the written Request.
RMD Numerical Example #1:
•Total account value under the Plan = $100,000
•Covered Fund Value = $50,000 (50% of total account value under the Plan)
•Plan account value Held in Other Investments = $50,000 (50% of total account value under the Plan)
•GAW = $2,500
•Total RMD attributable to the Plan = $3,000
•RMD attributable to the Covered Fund = $3,000 x 0.50 = $1,500
Under these circumstances, the GLWB Participant may take the full $2,500 GAW, but the remaining $500 needed for RMDs would be considered an Excess Withdrawal if taken from the Covered Fund. To avoid the Excess Withdrawal, the GLWB Participant would need to take the remaining $500 RMD from the GLWB Participant’s other Plan account assets.
RMD Numerical Example #2:
•Total account value under the Plan = $100,000
•Covered Fund Value = $50,000 (50% of total account value under the Plan)
•Plan account value Held in Other Investments = $50,000 (50% of total account value under the Plan)
•GAW = $2,500
•Total RMD attributable to the Plan = $6,200
•RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100
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Under these circumstances, the GLWB Participant may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund - this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the GLWB Participant would need to withdraw the remaining $3,100 from the GLWB Participant’s other Plan account assets.
You should consult a qualified tax advisor regarding Withdrawals to satisfy your RMD amount and other tax implications of RMD Withdrawals during the Accumulation Phase of the Contract.
Important Note: Notwithstanding the foregoing description of the effects of Excess Withdrawals during the withdrawal phase, generally any withdrawal or Transfer you make that is specifically requested or mandated by Empower shall not be considered an Excess Withdrawal. However, in the event Empower sends you advance notice of the elimination of a Covered Fund with a proposed comparable replacement Covered Fund, and you instead choose to transfer your account balance in the eliminated Covered Fund to another investment option offered in the Plan, you will lose your Benefit Base in the eliminated Covered Fund upon such transfer.
If your Retirement Plan is solely qualified under the Puerto Rico Code, RMDs generally do not apply. You should consult a tax advisor.
Death During the Withdrawal Phase
If the GLWB Participant Dies After the Initial Installment Date as a Sole Covered Person.
If the GLWB Participant dies after the Initial Installment Date without a joint Covered Person, the GLWB will terminate and no further Installments will be paid. The remaining GLWB Participant Account Value shall be distributed in accordance with the Code and the terms of the Retirement Plan. A beneficiary is not entitled to start or continue to receive GAWs under the Contract.
If the GLWB Participant Dies After the Initial Installment Date while Joint Covered Person is Living.
Upon the GLWB Participant’s death after the Initial Installment Date, and while the joint Covered Person is still living, the joint Covered Person/beneficiary will continue to receive Installments based on the GLWB Participant’s original election until his or her death, if permitted by the Retirement Plan and the Code. Subject to RMD rules under the Code, Installments may continue to be paid to the surviving Covered Person based on the GAW% for joint Covered Persons as described above. After the joint Covered Person’s death, the GLWB will terminate, no further Installments will be paid, and any remaining GLWB Participant Account Value will be distributed in accordance with the Code, the terms of the Retirement Plan and the Contract.
Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value on the date of death as a lump sum Distribution or to roll over the Covered Fund Value to an IRA that offers an Empower approved GLWB feature, if available. In this situation, the IRA will restore the deceased Covered Person’s Benefit Base.
Any election made by the beneficiary is irrevocable.
The Settlement Phase
The Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or GAWs, provided the Benefit Base is still positive. It is also important to understand that the Settlement Phase is the first time that Empower uses its own assets to pay Installments to the GLWB Participant. During the Withdrawal Phase, the GAWs are made from the GLWB Participant’s Account.
Installments continue for the GLWB Participant’s life under the terms of the GLWB, but the GLWB Participant will have no other rights or benefits under the Contract with respect to the GLWB. The GLWB Participant may not make any additional Contributions once the Settlement Phase begins. Distributions and Transfers are not permitted during the Settlement Phase. Installments will continue in the same frequency as previously elected and cannot be changed during the Settlement Phase.
The GLWB Participant will receive the maximum Installments during the Settlement Phase. Consequently, Installments may increase if the GLWB Participant had previously been receiving less than the maximum Installments. During the Settlement Phase, the Guarantee Benefit Fee will not be deducted from the Installments.
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When the last Covered Person dies during the Settlement Phase, the GLWB will terminate and no Installments will be paid to the beneficiary.
Divorce Provisions under the GLWB
In the event of a divorce whose decree affects the GLWB, we will require written notice of the divorce in a manner acceptable to us and a copy of the applicable QDRO. A QDRO is a domestic relations order that creates or recognizes the existence of an Alternate Payee’s right to receive all or a portion of the benefits payable with respect to a GLWB Participant. A QDRO may also assign an Alternate Payee the right to receive these benefits.
Depending on which phase the GLWB is in when we receive the QDRO, the benefits of the GLWB will be altered to comply with the QDRO. The Alternate Payee under the QDRO may make certain elections during the Accumulation or Withdrawal Phases. Any elections made by the Alternate Payee are irrevocable. To the extent that an Alternate Payee becomes a GLWB Participant, he or she will be subject to all terms and conditions of the Contract, the Retirement Plan, and the Code.
During the Accumulation Phase
Empower will make payments to the Alternate Payee and/or establish a GLWB Participant Account on behalf of the Alternate Payee named in a QDRO approved during the Accumulation Phase. The Alternate Payee is responsible for submitting a Request to begin Distributions in accordance with the Code.
With respect to a Spouse Alternate Payee, Empower will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO. Alternatively, a Spouse Alternate Payee may elect to either (1) establish a new Benefit Base where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established, or (2) elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the QDRO. If the Spouse Alternate Payee elects to begin GAWs in accordance with this Contract, the Spouse Alternate Payee will become the single Covered Person and will be subject to the Plan and Code. The Alternate Payee’s Election Date will be the date the GLWB Participant Account is established. The Spouse Alternate Payee cannot select a joint Covered Person.
If the Alternate Payee is the GLWB Participant’s Spouse during the Accumulation Phase, he or she may elect to become a GLWB Participant by establishing a new Benefit Base that is based on the current Covered Fund Value on the date his or her GLWB Participant Account is established.
A non-Spouse Alternate Payee cannot elect to maintain the current Benefit Base, and cannot elect to become a GLWB Participant. Empower will make a lump sum payment or transfer outside of the Contract of the applicable portion of the Covered Fund Value in accordance with the QDRO.
Any election made by an Alternate Payee described in this section is irrevocable.
During the Withdrawal Phase
Empower will make payment to the Alternate Payee or establish a GLWB Participant Account on behalf of the Alternate Payee named in a QDRO approved during the Withdrawal Phase. The Alternate Payee is responsible for submitting a Request to begin Distributions in accordance with the Code.
If there is a Sole Covered Person
Pursuant to the instructions in the QDRO, the Benefit Base, GAW, and the Covered Fund Value as of the effective date of the QDRO will be divided in the proportion specified in the QDRO. The GLWB Participant may continue to receive the proportional GAWs after the accounts are split.
With respect to a Spouse Alternate Payee, Empower will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO and where the Alternate Payee is in the Accumulation Phase. If the Alternate Payee is the GLWB Participant’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to establish a new Benefit Base in the Accumulation Phase where
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the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established. If the Spouse Alternate Payee elects to begin GAWs in accordance with the Contract, the Spouse Alternate Payee will become the sole Covered Person, subject to the requirements of the Plan, the Contract, and the Code. The Spouse Alternate Payee cannot select a joint Covered Person.
If there are two Covered Persons
Pursuant to the instructions in the QDRO, the Benefit Base, GAW, and the Covered Fund Value as of the effective date of the QDRO will be divided in the proportion specified in the QDRO. The GLWB Participant may continue to receive the proportional GAWs after the accounts are split, based on the amounts calculated pursuant to the joint Covered Person GAW%, but the GLWB Participant cannot select a new joint Covered Person. If there is no QDRO, a former Spouse will no longer qualify as a Covered Person.
With respect to the Spouse Alternate Payee, Empower will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO and where the Alternate Payee is in the Accumulation Phase. The Spouse Alternate Payee may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or to establish a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established. If the Spouse Alternate Payee elects to begin GAW’s in accordance with the Contract, the Spouse Alternate Payee will receive only the applicable joint Covered Person GAW% set forth in the Contract for the life of the Alternate Payee. The Spouse Alternate Payee cannot select a new joint Covered Person.
A non-Spouse Alternate Payee cannot elect to maintain the current Benefit Base or to become a GLWB Participant. With respect to a non-Spouse Alternate Payee, Empower will make a lump sum payment or transfer outside of the Contract of the applicable portion of the Covered Fund Value in accordance with the QDRO.
Any election made by an Alternate Payee described in this section is irrevocable.
During the Settlement Phase
If a Request in connection with a QDRO is approved during the Settlement Phase, Empower will divide the Installment pursuant to the terms of the QDRO, but Installments will not continue beyond the date on which they would have otherwise terminated had the divorce not occurred.
Effect of Annuitization
If the Code and the Retirement Plan permit and the GLWB Participant elects to annuitize their Covered Fund Value into a fixed annuity prior to the Settlement Phase, the GLWB will terminate and the Guarantee Benefit Fee will not be refunded. If, based upon information provided by the Contractowner, the GLWB Participant is entitled to a Distribution under the applicable terms and provisions of the Retirement Plan and the Code, all of the GLWB Participant Account Value may be applied to an annuity payment option selected by the GLWB Participant. Thereafter, the GLWB shall terminate. It is generally not in your best interest to annuitize this Contract rather than using the GLWB, which is provided as a standard feature, as the annuity payout could be less than the GLWB payment, and you would forfeit the Guarantee Benefit Fees paid. Once annuity starts, the GLWB Participant can no longer take withdrawals from the GLWB Participant Account Value.
Charges and Deductions
Variable Asset Charge
Currently, no Variable Asset Charge applies, but Empower reserves the right to collect a Variable Asset Charge at an annualized rate of no more than 1.00% of average GLWB Participant Account Value to the Contract, which would be deducted on a daily basis. The Variable Asset Charge compensates Empower for the expense risk it assumes in administering and servicing the Contract and the Separate Account. The Variable Asset Charge is collected through the calculation of the Net Investment Factor described in the section titled, GLWB Participant Account Value, above. The Variable Asset Charge, if assessed, would be deducted from the Accumulation Unit value used to calculate the GLWB Participant Account Value.
The Variable Asset Charge may be lower than the maximum rate for a Contract that has a lower risk of adverse expense experience. We will determine whether such a lower charge is available based on the following factors:
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•Size of the prospective group;
•Projected annual contributions for all GLWB Participants in the group;
•Frequency of projected Distributions;
•Type and frequency of administrative and sales services provided; and
•Level of any applicable administrative charge.
Upon agreement with the Contractowner, we may increase the Variable Asset Charge up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Variable Asset Charge up to the maximum rate may apply prospectively, either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
If the Variable Asset Charge is not sufficient to cover actual costs and risks assumed, the loss will fall on us. If the charge is greater than our actual costs and risks assumed, it will result in a profit to us.
Guarantee Benefit Fee
The Contract assesses a Guarantee Benefit Fee at an annualized rate of no more than 1.50% of Covered Fund Value. The Guarantee Benefit Fee compensates Empower for the guarantees provided by the GLWB. It is calculated as a specified percentage of the Covered Fund Value (up to $5 million) and is deducted monthly from your GLWB Participant Account Value by redeeming Accumulation Units in the Variable Accounts. The fee may vary from 0.70% to no more than 1.50% of Covered Fund Value depending on our assessment of a number of factors, including interest rates, volatility, investment returns, mortality and lapse rates. Currently, the fee is 0.90% of Covered Fund Value.
The Guarantee Benefit Fee may be lower than the maximum rate if the risks and expenses associated with the GLWB are lower. We will determine whether a lower Guarantee Benefit Fee is available based on the same factors that we use with respect to the Variable Asset Charge.
We may increase the Guarantee Benefit Fee up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Guarantee Benefit Fee up to the maximum rate may apply prospectively, either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
Contract Maintenance Charge
We may deduct a Contract maintenance charge from your GLWB Participant Account Value of not more than $100.00 each calendar year. The Contract maintenance charge reimburses us for administrative expenses associated with establishing and maintaining your Contract. If applicable, we will deduct the Contract maintenance charge annually, on the anniversary of your Contract Date. The Contract Maintenance Charge, if assessed, would be deducted by redeeming Accumulation Units.
Premium Tax Deductions
Some states or other governmental entities charge Premium Taxes or similar taxes. Empower is responsible for the payment of any such taxes and reserves the right to deduct the Premium Tax from GLWB Participant Account Values when the tax is due. We will give notice to all GLWB Participants prior to the imposition of any such deductions from the GLWB Participant Account Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a GLWB Participant, the insurance tax laws, and the status of Empower in these states when the Premium Taxes are incurred.
Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than the Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
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Expenses of the Covered Fund(s)
The net asset value of the Covered Fund reflects the deduction of the Covered Fund’s fees and deductions, which are described in the prospectus for the Covered Fund. You bear these costs indirectly when you allocate to the Variable Account. In addition, the Covered Fund may impose special transaction fees, such as redemption fees, based on GLWB Participant activity. If the Covered Fund imposes such a fee, that fee will be deducted from the GLWB Participant Account Value.
Managed Account Service and Other Financial Adviser Fees
If you are enrolled in the managed account service offered by an affiliate of Empower, a charge will be deducted pro-rata across your selected investment options, including from this Contract. This charge will reduce your Covered Fund Value, but will not reduce your GLWB Benefit Base. The charge will be deducted quarterly.
Plan level fees, such as custodian fees, will be deducted pro-rata in the same manner from all Plan participant accounts.
If you have elected to use an investment adviser or consultant other than the affiliated managed account service and want to pay their fees from this Contract, you can submit a written request to our service center on a form satisfactory to us. If we approve your request, we will withdraw the amount of the charge and pay it to you. We do not make payments to third parties. We treat this fee payment as an Excess Withdrawal, which means it will reduce your Covered Fund Value dollar-for-dollar. It will also reduce your GLWB Benefit Base, which could be greater than the amount withdrawn as set forth in the Numerical Example immediately above, and this could be significant. In addition, this withdrawal may be subject to federal and state income taxes, and a 10% additional federal tax if you are under age 59 1∕2 may apply.
You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract.
Empower is not an investment adviser and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Plan Fees and Charges
You may incur Plan level fees, such as custodian charges in connection with your Plan that will be deducted from all Plan GLWB Participant Account Values as well as from their other Plan investment options. These will reduce your Covered Fund Value on a pro-rata basis, but will not affect your GLWB Benefit Base.
Amounts Remitted to the Plan
Empower, as recordkeeper, may remit to the Plan for the benefit of Plan participants a portion of the compensation it receives under the Contract for providing administrative services based on the amount of assets in the Covered Fund.
Requesting Transfers
There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your GLWB Participant Account Value to other investment options within the Plan by Request. Empower reserves the right to limit the number of transfers or set a minimum transfer amount. Please see your Contract for more information.
Currently only one Covered Fund is available for investment under the Contract – the SecureFoundation® Balanced Fund. Transfers can be made only to other investment options under your Plan. A request for a withdrawal or Transfer of your total Covered Fund Value in the SecureFoundation® Balanced Fund will result in termination of your participation in the GLWB and the Contract, and your Benefit Base will be reduced to zero.
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When Requesting a Transfer, you should consider its impact on your GLWB. A Transfer will result in a withdrawal from the Covered Fund, which may be treated as an Excess Withdrawal. Excess Withdrawals will reduce the guaranteed payments you receive under the GLWB, particularly when the Excess Withdrawal occurs during periods when the Covered Fund is subject to negative market performance. All withdrawals are treated as Excess Withdrawals during the Accumulation Phase of the GLWB. During the Withdrawal Phase, the sum of your withdrawals in excess of your GAW is an Excess Withdrawal.
Your Transfer Request must specify:
•the amounts being Transferred; and
•the other investment option that will receive the Transfer.
A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. Currently, there is no limit on the number of Transfers you can make to other investment options each calendar year. However, Empower reserves the right to limit, upon notice, the number of Transfers you can make.
You may make Transfers by telephone or through the Internet. Empower will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Empower will not be liable for losses resulting from telephone or Internet Requests reasonably believed to be genuine.
We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Contracts, at our discretion, to require that each Transfer Request be made by a separate communication to us or that that each Transfer Request be submitted in writing and signed by you. Transfer Requests by fax will not be accepted. We also reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time or to impose other restrictions, including, without limitation, that a minimum amount be Transferred or that the full Covered Fund Value be Transferred if less than a minimum amount would remain in the Variable Account. Moving large amounts of money may also cause a substantial increase in Covered Fund any transaction costs which you must bear.
Market Timing and Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of GLWB Participants in the underlying Covered Fund. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Covered Fund’s portfolio securities and the reflection of that change in the Covered Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Covered Fund expenses. For example, excessive trading may force the Covered Fund more frequently to trade shares of the underlying funds in which they invest, which would increase the Covered Fund’s acquired fund fees and expenses.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by GLWB Participants. As part of those procedures, the Covered Fund has instructed us to perform standardized trade monitoring and request reports of the GLWB Participant’s trading activity if prohibited trading is suspected. If a GLWB Participant’s trading activity is determined to constitute prohibited trading, as defined by the Covered Fund, Empower will notify the GLWB Participant that a trading restriction will be implemented if the GLWB Participant does not cease the prohibited trading.
If the Covered Fund determines, or we determine based on the Covered Fund’s definition of prohibited trading, that the GLWB Participant continues to engage in prohibited trading, we will restrict the GLWB Participant from making Transfers into the identified Covered Fund for the period of time specified by the Covered Fund. Restricted GLWB Participants will be permitted to make Transfers out of the Covered Fund. When the Covered Fund’s restriction period has been met, the GLWB Participant will automatically be allowed to resume Transfers into the identified Covered Fund.
Additionally, if prohibited trading persists, the Covered Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the Plan, including those trades of individuals who are not engaging in prohibited trading. Inherently subjective judgments will be involved if a Covered Fund decides to reject all trades initiated by a Plan. The discretionary nature of our procedures creates a risk that we may treat some Plans or some GLWB Participants differently than others.
We endeavor to ensure that our procedures are uniformly and consistently applied to all GLWB Participants, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with GLWB Participants whereby we permit prohibited trading. A Plan sponsor may elect to implement Plan level restrictions to prevent or minimize prohibited trading by GLWB Participants.
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The Covered Fund may have adopted its own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectus for the Covered Fund should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of the Covered Fund may be different, and more or less restrictive, than the frequent trading policies and procedures we have adopted to discourage prohibited trading. For example, the Covered Fund may impose a redemption fee. GLWB Participants should also be aware that we are legally obligated to provide (at the Covered Fund’s request) information about each amount you cause to be deposited into the Covered Fund (including by way of premium payments and Transfers under your Contract) or removed from the Covered Fund (including by way of withdrawals and Transfers under your Contract). If a Covered Fund identifies you as having violated the Covered Fund’s frequent trading policies and procedures, we are obligated, if the Covered Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Covered Fund. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with the Covered Fund or its principal underwriter that will obligate us to provide to the Covered Fund promptly upon request certain information about the trading activity of individual GLWB Participants, and (2) execute instructions from the Covered Fund to restrict or prohibit further purchases or Transfers by specific GLWB Participants who violate the frequent trading policies established by the Covered Fund. Accordingly, if you do not comply with the Covered Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into the Covered Fund or directing any Transfers or other exchanges involving the Covered Fund. You should review and comply with the Covered Fund’s frequent trading policies and procedures, which are disclosed in the Covered Fund’s current prospectus.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on GLWB Participants engaging in prohibited trading. In addition, our orders to purchase shares of the Covered Fund are generally subject to acceptance by the Covered Fund, and in some cases the Covered Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any GLWB Participant’s Transfer Request if our order to purchase shares of the Covered Fund is not accepted by, or is reversed by, an applicable Covered Fund.
Please note that other insurance companies and retirement plans may also invest in the Covered Fund and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Covered Fund generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Covered Fund’s ability to apply its frequent trading policies and procedures. As a result, there is a risk that the Covered Fund may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Covered Fund will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Covered Fund. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Covered Fund.
Annuity Payment Options
You are not required to annuitize this Contract. You may elect an Annuity Commencement Date and the form of annuity payments at any time prior to the Settlement Phase. There is no maximum age at which you may elect to annuitize.
It is generally not in your best interest to annuitize this Contract rather than using the GLWB, which is provided as a standard feature, as the annuity payout could be less than the GLWB payment, and you would forfeit the Guarantee Benefit Fees paid. Once annuity payments start, the GLWB Participant can no longer take withdrawals from the Participant Account Value.
If the Payee is entitled to a distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan as determined by the Contractowner, all or a portion of a GLWB Participant Account may be applied to an annuity payment option selected by the Payee. You can choose from the annuity payment options described below, and to the extent available under the Plan, any other annuity payment options which Empower may choose to make available in the future. Annuity payment options are available only on a fixed basis. The amount to be applied to an annuity payment option is: (i) the portion of the GLWB Participant Account Value you elected; less (ii) Premium Tax, if any, as of the Annuity Commencement Date; less (iii) any fees described in your Contract. We will determine your annuity payment by applying the appropriate annuity rate to the portion of your GLWB Participant Account Value you elected to apply to such annuity payment option.
Option 1 - Life Only Annuity
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Under a Life Only Annuity, the Annuitant will receive payments beginning on the Annuity Commencement Date and ending with the last payment owed before the Annuitant’s death. It would be possible under this option for the Annuitant to receive only one annuity payment if the Annuitant died before the second annuity payment. If the Annuitant dies before the Annuity Commencement Date, the Participant Account Value shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus. Generally, you may select from the following frequencies for your annuity payments: monthly, quarterly, semi-annually or annually.
Option 2 - Joint & Survivor Annuity
Under a Joint & Survivor Annuity, the Annuitant will receive a life only annuity with payments beginning on the Annuity Commencement Date. If the Annuitant dies on or after the Annuity Commencement Date and is survived by the joint Annuitant, in accordance with the Annuitant’s election and the terms of the Code and the Plan, a percentage of the Annuitant’s annuity payment will become payable to the joint Annuitant in form of a Life Only Annuity. If the Annuitant dies after the Annuity Commencement Date and is not survived by the joint Annuitant, annuity payments will end with the last payment owed before the Annuitant’s death. The selection of the joint Annuitant is irrevocable. It would be possible under this option for the Annuitant and the joint Annuitant to receive only one annuity payment if both persons died prior to the date of the second annuity payment. If both the Annuitant and joint Annuitant die before the Annuity Commencement Date, the GLWB Participant Account Value also shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the designated beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus. Generally, you may select from the following frequencies for your annuity payments: monthly, quarterly, semi-annually or annually.
Other annuity payment options permitted under the Plan and acceptable to Empower may be offered. Please contact your Plan Sponsor or the Contractowner, as the case may be, or your Empower Financial Services representative to determine the annuity payment options available under your Contract.
Taxation of the Contract and the GLWB
The following is a general discussion based on our interpretation of current United States federal income tax laws. This discussion does not address all possible circumstances that may be relevant to the tax treatment of a particular GLWB Participant. In general, this discussion does not address the tax treatment of transactions involving investment assets held in your GLWB Participant Account except insofar as they may be affected by the holding of a GLWB. Further, it does not address the consequences, if any, of holding a GLWB under applicable federal estate tax laws or state and local income and inheritance tax laws. You should also be aware that the tax laws may change, possibly with retroactive effect. Prospective Contractowners and GLWB Participants should consult their own tax advisors regarding the potential tax implications of purchasing a Contract or GLWB in light of their particular circumstances.
In General
The proper characterization of the Contract and consequences for federal income tax purposes have not been directly addressed in any cases, administrative rulings or other published authorities. We can give no assurances that the Internal Revenue Service (“IRS”) will agree with our interpretations regarding the proper tax treatment of a Contract or GLWB or the effect (if any) of the purchase of a Contract or GLWB on the tax treatment of any transactions in your GLWB Participant Account, or that a court will agree with our interpretations if the IRS challenges them. You should consult a tax advisor before purchasing a Contract or GLWB.
The following discussion generally applies to Contracts and GLWBs treated as annuity contracts maintained as part of a Retirement Plan (a “Qualified Contract”).
Qualified Contracts
Section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1∕2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.
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We generally are required to confirm, with the Plan Sponsor or otherwise, that surrenders or Transfers Requested by GLWB Participants comply with applicable tax requirements and to decline Requests that are not in compliance. We will defer such payments Requested by GLWB Participants until all information required under the tax law has been received. By Requesting a surrender or Transfer, a GLWB Participant consents to the sharing of confidential information about the GLWB Participant, the Contract, and transactions under the Contract, the GLWB and any other 403(b) contracts or accounts the GLWB Participant has under the Plan among us, the employer or Plan Sponsor, any Plan administrator or recordkeeper, and other product providers.
Numerous changes have been made to the income tax rules governing Section 403(b) contracts as a result of legislation enacted during the past several years, including rules with respect to: maximum contributions, required distributions, penalty taxes on early or insufficient distributions, and income tax withholding on distributions.
Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for themselves and their employees. Adverse tax consequences to the Retirement Plan, the GLWB Participant, or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the Plan complies with all the requirements applicable to such benefits prior to transferring the Contract.
Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such Plans that are sponsored by a governmental employer. Under such Plans a GLWB Participant may specify the form of investment in which his or her participation will be made.
Tax on Distributions. In the case of distributions from a Qualified Contract, including payments to a GLWB Participant from a GLWB, a ratable portion of the amount received is taxable, generally based on the ratio of the GLWB Participant’s cost basis (if any) to the GLWB Participant’s total accrued benefit under the Plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from a Qualified Contract. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible retirement plan, no tax penalty will be imposed. The tax penalty also will not apply to: (a) distributions made on or after the date on which the GLWB Participant reaches age 59 1∕2; (b) distributions following the GLWB Participant’s death or disability (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the GLWB Participant’s life (or life expectancy) or the joint lives (or joint life expectancies) of the GLWB Participant and an eligible designated beneficiary; (d) distributions if a plan sponsor eliminates a lifetime income investment from the retirement plan; and (e) certain other distributions specified in the Code.
Generally, distributions from a Qualified Contract must commence no later than April 1 of the calendar year following the year in which the individual attains age 72 (if the individual was born on or after July 1, 1949) or 70 1∕2 (if the individual was born before July 1, 1949) or, if later, retires from employment with the Plan Sponsor. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Distribution requirements also apply to Section 403(b) contracts upon the death of the individual. If the RMDs are not made, a 50% penalty tax is imposed as to the amount not distributed.
Distributions from Qualified Contracts generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status. “Eligible rollover distributions” from Qualified Contracts and certain other retirement plans are subject to a mandatory federal Income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’ Spouse or former Spouse as beneficiary or alternate payee) from such a Plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s Spouse or former Spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or Section 403(b) contract or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) non-Spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
The Contract provides that upon your death, a surviving Spouse may have certain rights that he or she may elect to exercise for the Contract’s death benefit and any joint life coverage under the GLWB. All Contract provisions relating to spousal continuation are available only to a person recognized as a spouse under Federal law. These rights are not available to a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law. You should consult a tax advisor for more information on this subject.
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GLWB Provisions. The following should be considered in connection with investing in the Contract and the GLWB:
•We are not responsible for determining whether a GLWB complies with the terms and conditions of, or applicable law governing, the Plan. The Plan Sponsor is responsible for making that determination. Similarly, we are not responsible for administering any applicable tax or other legal requirements applicable to the Plan. The Plan Sponsor, the GLWB Participant or a service provider for the Plan is responsible for determining that distributions, beneficiary designations, investment restrictions, charges and other transactions under a GLWB are consistent with the terms and conditions of the Plan and applicable law.
•If the GLWB Participant’s Spouse is a joint Covered Person, that Spouse must be the GLWB Participant’s sole designated beneficiary under the Plan.
•The GLWB Participant’s Account is subject to RMD rules. During the Withdrawal Phase, withdrawals taken to satisfy RMD requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of your total account value under the Plan that is invested in the Covered Fund, and the RMD election is based on life expectancy. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. In some circumstances, compliance with the minimum distribution rules may affect the amount and timing of Installments pursuant to the GLWB.
•The Plan can be terminated, or the availability of the GLWB under the Plan otherwise discontinued by persons other than the GLWB Participant.
Spousal Consent Requirements for Certain Distributions from 401(a) and 403(b) Plans. If your Retirement Plan is a 401(a) or ERISA- covered 403(b) Plan, written spousal consent may be required before you can receive distributions in a form other than a “Qualified Joint and Survivor Annuity.” In addition, your Spouse may have rights to a “Qualified Preretirement Survivor Annuity” upon your death. These rules and their exceptions are complex and there is no definitive guidance on their application to GLWBs. If these rules are determined to apply to the GLWBs, written spousal consent may be required before you can begin receiving or continue to receive GAW payments. The application of these rules can also lead to unexpected consequences if spousal consent is not received. Potential Contractowners should consult a tax or legal advisor before purchasing a Contract if the Retirement Plan is subject to these rules.
Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Deduction of third-party advisory fees from the Contract: Withdrawal of fees to pay a third-party investment adviser may be subject to federal and state income taxes, and a 10% additional federal penalty tax if you are under age 59 1∕2 may apply.
Seek Tax Advice. The above description of federal income tax consequences of Qualified Contracts is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. Any person considering the purchase of a Contract should first consult a qualified tax advisor.
SECURE Act
In December 2019, the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”) was passed. The SECURE Act made significant changes to laws governing individual retirement accounts, individual retirement annuities, and employer sponsored retirement plans as discussed below. Many provisions are already in effect.
Increase in RMD Age. For individuals who attain age 70 1∕2 after 2019 (i.e., were born on or after July 1, 1949), the age at which you must have begun taking Required Minimum Distributions was increased to 72. See SECURE 2.0 Act of 2022, below for further changes.
Changes to Timing of Death Benefit Distributions. Prior to the SECURE Act, beneficiaries of an annuity that was part of an IRA could elect to have the annuity’s death benefit distributed over the beneficiary’s life expectancy. Under the new rule, except for eligible designated beneficiaries (“EDBs”), the beneficiary must receive the entire death benefit within 10 years of the annuity owner’s death. EDBs may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy, but the 10-year requirement applies when they die. EDBs include: (1) the owner’s surviving spouse, (2) the owner’s minor child (until they reach the age of majority), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner. A beneficiary’s status as an EDB is determined on the date of the owner’s death.
35

SECURE 2.0 Act of 2022. The SECURE 2.0 Act of 2022 provided additional enhancements. After December 29, 2022, where applicable, the following provisions apply:
•for 401(k), 403(b), and governmental 457(b) plans, if the plan is so amended, employees are permitted to self-certify that they had an event that constitutes a hardship or an unforeseeable emergency for purposes of taking a hardship withdrawal.
•a distribution made to a participant who has been certified to be terminally ill (expected to die within 84 months) shall be exempt from the 10% early withdrawal penalty.
•allows defined contribution plans the option to provide participants to receive employer-matching contributions on a Roth basis.
•removes the required minimum distribution barriers for life annuities.
•increases the age for required minimum distributions in two phases:
•Age 73 – for individuals who attain age 72 after 2022, and age 73 before 2033.
•Age 75 – for individuals who attain age 74 after 2032.
The following provisions, where applicable, are effective for taxable years beginning after December 31 2023:
•Eliminates the pre-death RMD requirement for in-Plan Roth accounts.
•Allows a surviving spouse to be treated as the deceased employee for RMD purposes.
• Emergency distributions – Allows one penalty-free withdrawal of up to $1,000 per year for “unforeseeable or immediate financial needs relating to personal or family emergency expenses.”
•Domestic abuse distributions - Permits certain penalty-free early withdrawals in the case of domestic abuse in an amount not to exceed the lesser of $10,000 (indexed) or 50% of the value of the employee’s vested account under the plan.
•Increases involuntary cash-out limit from $5,000 to $7,000.
•Distributions from IRAs and Roth IRAs generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status. Distributions from employer sponsored retirement plans are generally subject to mandatory withholding of 20%, even if you intend to roll the distribution over later. You can choose to have distributions transfer directly to another eligible plan or IRA, in which case no taxes are withheld.
Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.
Annuity purchases by nonresident aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Seek tax advice. The above description of federal income tax consequences of the different types of IRAs and retirement plans is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences.
Contract Termination
Either Empower or the Plan Sponsor may terminate the Contract upon written request to the other party. The terminating party must provide the other party with advance written notice, in accordance with the terms of the Contract, that the Contract will terminate on a specific date in the future (“Contract Termination Date”).
If Empower terminates the Contract: after the Contract Termination Date: (a) no further Contributions will be made to the Contract; and (b) no new GLWB Participant Accounts will be established. After the Contract Termination Date, Empower will continue to administer all GLWB Participant Accounts in accordance with the provisions of the Contract.
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If the Plan Sponsor terminates the Contract: all benefits, rights and privileges provided by the Contract shall terminate, including the GLWB, except those benefits and rights conferred on GLWB Participants in the Settlement Phase at the time the Contract is terminated. GLWB Participants who are not eligible to receive Distributions under the Plan or who are eligible to receive Distributions, but do not take a Distribution and rollover the Covered Fund Value to an IRA or Individual Retirement Annuity that offers an Empower approved GLWB feature before the Contract Termination Date, shall have their Benefit Base and Covered Fund Value reduced to zero.
Generally, effective January 1, 2020, if the Plan Sponsor eliminates a lifetime income investment from the Retirement Plan, GLWB Participants may be eligible to receive a Distribution 90 days prior to the date such lifetime income investment is no longer available. Please consult with your Plan Sponsor and/or qualified tax advisor.
On direction by the Plan Sponsor to pay the GLWB Participant Account Value, Empower will remit the GLWB Participant Account Value within 7 calendar days of the Contract Termination Date. If the Plan Sponsor terminates its Plan (“Plan Termination”) with assets invested in the Contract, the Plan Sponsor will provide Empower written notice of Plan Termination, and confirm that all final Contributions have been remitted to Empower. In addition, the Plan Sponsor must provide any information or instructions Empower may reasonably require.
The Plan Sponsor acknowledges that the amount distributed from the Contract upon Plan Termination will be equal to the balance of each GLWB Participant Account as reflected in Empower’s records on the date of distribution, less any outstanding charges or fees, income tax withholding, Premium Taxes, or other fees applicable under the terms of the Contract. The Contract will terminate once all Plan assets have been distributed.
A GLWB Participant who is eligible to receive Distributions under the Retirement Plan may elect a direct rollover of the Covered Fund Value to an IRA or Individual Retirement Annuity that offers an Empower approved GLWB feature, if available. In this situation, the Benefit Base and GAW, if applicable, will be retained as of the date of Distribution from the Covered Fund and will apply to the new GLWB feature. If the Retirement Plan is solely qualified under the Puerto Rico Code, this rollover option to establish a new Benefit Base is not available because currently there is no IRA offering an Empower approved GLWB feature available in Puerto Rico.
If the GLWB Participant does not elect or is not eligible to receive a Distribution, the GLWB Participant Account Value will be liquidated and invested pursuant to the terms of the Retirement Plan. The liquidation will cause the Benefit Base and the Covered Fund Value to be reduced to zero and all benefits provided by the Contract and the GLWB to terminate.
Voting Rights
To the extent required by applicable law, Empower will vote all Covered Fund shares held in the Separate Account at regular and special shareholder meetings of the Covered Fund in accordance with instructions received from persons having voting interests in the corresponding Variable Account. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if Empower determines that we are allowed to vote all Covered Fund shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, the GLWB Participant under a 403(b) Plan or the Contractowner under all other Plans has the voting interest.
The number of votes that are available will be calculated for the Variable Account. That number will be determined by applying the GLWB Participant’s percentage interest, if any, in the Variable Account to the total number of votes attributable to that Variable Account. The GLWB Participant or Contractowner, as applicable, hold a voting interest in the Variable Account to which GLWB Participant Account Value is allocated. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Covered Fund.
Shares for which we do not receive timely instructions and shares we hold as to which GLWB Participants and Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Variable Account. Therefore, because of proportional voting, a small number of GLWB Participants or Contractowners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
37

Payment of Withdrawal Proceeds
We usually pay the amounts of any surrender, cash withdrawal or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in Good Order) at our Mailing Address. However, we can postpone such payments if any of the following occurs:
•The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•The SEC permits, by an order, the postponement for the protection of Contractowners;
•The SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; and
•When mandated under applicable law.
Distribution of the Contracts
Empower Financial Services is the principal underwriter and the distributor of the Contracts, and is a wholly-owned indirect subsidiary of Empower. Empower Financial Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 701-8255.
The maximum commission as a percentage of the Contributions made under a Contract payable to Empower Financial Services agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations.
Compensation paid to Empower Financial Services agents, independent registered insurance brokers and other broker-dealers is not paid directly by Contractowners or the Separate Account. Empower and its affiliates intend to fund this compensation through fees and charges imposed under the Contract, and from profits on payments received by Empower and its affiliates for providing administrative, marketing, and other support and services to the Covered Fund. Empower and its affiliates may pay a portion of the compensation received from Covered Fund to Empower Financial Services agents, independent registered insurance brokers, and other broker-dealers for distribution services.
In addition to the direct cash compensation described above for sales of the Contracts, Empower and/or its affiliates also pay Empower Financial Services agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by Empower Financial Services, including the Covered Fund under the Contract. Empower and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which Empower Financial Services agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Empower and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, Empower Financial Services agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to Empower Financial Services agents may be based on certain performance measurements, including a percentage of the net amount invested in the Covered Fund through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for an Empower Financial Services agent to recommend or sell the Contract instead of other products, which may not necessarily be to your benefit.
You should ask your Empower Financial Services agent, independent registered insurance broker or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Contract.
State Variations
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus because of state law variations. These differences may include, among other things, free look rights and issue age limitations. This Prospectus describes the material rights and obligations of a Contractowner, and the maximum fees and charges for all Contract
38

features and benefits are set forth in the fee table of this Prospectus. State specific variations will be included in your Contract or in endorsements attached to your Contract and are also included in Appendix B to this Prospectus. See your agent or contact us for information that is specific to your state.
Rights Reserved by Empower
We reserve the right to make certain changes to the structure and operation of the Separate Account if, in our judgment, they would best serve the interests of Contractowners or GLWB Participants, or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, Empower will obtain the applicable GLWB Participant’s or Contractowner’s approval of the changes, as well as any required approval from any appropriate regulatory authority. Empower will provide notice of these changes to the Contractowner or GLWB Participant at the Contractowner’s or GLWB Participant’s last known address on file with Empower.
Subject to compliance with applicable law, we may make certain changes to the investment options available under the Contract, including adding Variable Accounts that invest in investment portfolios suitable for the Contract, removing Variable Accounts, or substituting the Covered Fund in which a Variable Account invests. If Empower informs you that we are closing to new investment the Variable Account to which you are currently allocating money, we will ask that you promptly submit future alternative allocation instructions. If Empower does not receive your changed allocation instructions, we may return all affected new Contributions or Transfers or allocate those new Contributions and Transfers as indicated in the written notice provided to you. Contributions and Transfers you had made to a Variable Account closed to new investment before the effective date of the notice may be kept in the closed Variable Account.
Unclaimed and Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for Covered Persons, beneficiaries, and other payees, and annuitants. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of Empower Financial Services to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.
Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Empower Annuity Insurance Company of America included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Independent Auditor
The statutory-basis financial statements of Empower Annuity Insurance Company of America, included in the Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
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Appendix A – Covered Fund Available Under the Contract
The following is a list of the Covered Fund(s) currently available under the Contract. More information about the available Covered Fund is available in the prospectus for the Covered Fund, which may be amended from time to time and can be found online at https://www.empower.com/investments/empower-funds/fund-documents. You can also request this information at no cost by calling (855) 756-4738.
The current expenses and performance information below reflect fees and expenses of the Covered Fund(s), but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Covered Fund is not necessarily an indication of future performance.
COVERED FUND TYPE	COVERED FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEAR	10 YEAR
Balanced	Empower SecureFoundation® Balanced Fund – Institutional Shares* Adviser: Empower Capital Management, LLC Sub-Adviser: N/A	0.25%	13.55%	7.94%	6.18%
* This Eligible Funds’s Current Expense reflects temporary fee reduction.
A-1

Appendix B – State Variations
STATE	CONTRACT
AL
AK
AZ
AR
CA
Contract:

SECTION 14. GENERAL PROVISIONS
14.02 Entire Contract
This Contract, including any amendments, endorsements, specification page and/or riders constitutes the entire contract between the Owner and Empower. All statements in the application, in the absence of fraud, have been accepted as representations and not warranties.

SECTION 15. CONTRACT TERMINATION
15.06 Other Termination
This Contract and the GLWB will automatically terminate if: (i) the Plan Sponsor discontinues the use of an Empower approved Covered Fund, (ii) Empower is unable to collect the Guarantee Benefit Fee; or (iii) Empower cannot effectively administer the GLWB as a result of a Plan Sponsor action, including but not limited to the Plan Sponsor hiring a retirement plan recordkeeper that cannot reasonably and timely provide Empower the necessary data to effectively administer the GLWB. Should this Contract terminate under this Section 15.06, the Plan Sponsor, rather than Empower, shall be deemed to have terminated this Contract in accordance with Sections 15.02 and 15.03 of this Contract.

CO
CT
Contract:

SECTION 14. Other Contract Provisions
14.02 Misstatement of Age or Death
If Installments or annuity payments made were too large because of a misstatement of age, Empower may deduct the difference from the next payment or payments. If payments were too small, Empower may add the difference to the next payment.

DC
DE
FL
GA
HI
ID
IL
IN
IA
KS
KY
LA
ME
MD

STATE	CONTRACT
MA
MI
MN
MS
MO
MT
NE
NV
NH
NJ
NM
NY	NOT AVAILABLE
NC
ND
OH
OK
OR
GROUP VARIABLE DEFERRED ANNUITY CONTRACT.
Contract:

SECTION 6. contributions
5.01 Contributions
Empower reserves the right to limit the type of contributions to the extent it is inconsistent with applicable law.

SECTION 6. GLWB PARTICIPANT-DIRECTED TRANSFERS
6.02 Restrictions on Transfers
Subject to any Covered Fund restrictions on market timing or excessive trading, Empower may limit the number of
Transfers so long as such limitation allows at least 12 transfers per calendar year and is communicated to the Plan
Sponsors and GLWB Participants.

SECTION 12. ANNUITY PAYMENT OPTIONS
12.02 Annuity Payment Options
Empower will review this guaranteed actuarial basis annually and may change it by providing at least 90 calendar days’
advance written notice to the Plan Sponsor. However, Empower cannot change this guaranteed actuarial basis for the first
60 months after the Contract Date. After the first 60 months of the Contract, unless Empower and Plan Sponsor otherwise agree in writing, Empower will only change the guaranteed actuarial basis once in any sixty (60) month period, in which case the actuarial basis will be at least as favorable as the actuarial basis Empower offers to any other Contractowner in the same class as this Contract at the time of such change. The change will only apply to Contributions made after the effective date of the change.

SECTION 13. CONTRACT CHARGES AND OTHER FEES
13.04 Covered Fund Expenses
The provider of a Covered Fund may assess redemption fees not to exceed 5.00%. Any such fees will be deducted from
GLWB Participant Account Value.

PA

STATE	CONTRACT
Puerto Rico
Contributions
Empower reserves the right, after providing advance written notice to GLWB Participants, to stop accepting
Contributions if (1) required by law, (2) if Empower were no longer able to support the guarantees under this Contract, or
(3) if Empower were to stop selling this Contract.
Restrictions on Transfers
Subject to any Covered Fund restrictions on market timing or excessive trading, Empower may limit the number of
Transfers so long as such limitation allows at least 12 Transfers per calendar year and is communicated to the Plan
Sponsor and GLWB Participants in accordance with Section 16.08 of this Contract
Termination of the GLWB
The GLWB will automatically terminate for a GLWB Participant as provided in this Contract for reasons set forth below:
- on the Annuity Commencement Date described in Section 12.
- upon proof of death, received in Good Order of the GLWB Participant if there is no surviving Covered Person or, if there are joint Covered Persons, upon proof of death, received in Good Order, of the second to die if the second Covered
Person continues the Contract.
- if Empower does not receive the Guarantee Benefit Fee assessed on a GLWB Participant’s Account Value on the date the fee is due.
- if the Plan Sponsor discontinues the use of an Empower approved Covered Fund and does not consent to transfer such
Covered Fund to a comparable Covered Fund currently made available by Empower
- if the Plan contains a small account payout provision that is activated and the GLWB Participant does not elect a rollover distribution to an Individual Retirement Account (“IRA”) or an Individual Retirement Annuity that offers an Empower approved GLWB feature.
- if the Plan Sponsor terminates this Contract and the GLWB Participant is not in the Settlement Phase (as described in
Section 15.03).
Premium Tax: In Puerto Rico, there is no deduction for premium tax.
Certificate or Other Statement
Empower will issue a certificate for delivery:
- to each GLWB Participant a certificate that complies with 26 L.P.R.A. § 1409

RI
SC
SD
TN
TX	Contract: Cover Page The separate account is not covered by an insurance guaranty fund or other solvency protection arrangement because the risk is borne by the Contractowner.
UT
VT
VA
Contract

SECTION 6. GLWB PARTICIPANT-DIRECTED TRANSFERS
6.02 Restrictions on Transfers
Subject to any Covered Fund restrictions on market timing or excessive trading, Empower may limit the number of
Transfers so long as such limitation allows at least 12 transfers per calendar year and is communicated to the Plan
Sponsors and GLWB Participants.

WA	GROUP VARIABLE DEFERRED ANNUITY CONTRACT.
WV
WI

STATE	CONTRACT
WY

You can find more detail pertaining to the Contract in the Statement of Additional Information (the “SAI”), dated May 1, 2024, which has been filed with the SEC. The SAI has been incorporated by reference as a matter of law into this Prospectus. The SAI may be obtained without charge by contacting the Company at its Administrative Office or by calling (866) 696-8232. You may also obtain copies of the Prospectus, material incorporated by reference and another information regarding the Company.
Reports and other information about the Separate Account and the Contract are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment, of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000158015.
5

VARIABLE ANNUITY-8 SERIES ACCOUNT
EMPOWER SECUREFOUNDATION® II VARIABLE ANNUITY
A Group Flexible Premium Variable Deferred Annuity Contract
issued by
Empower Annuity Insurance Company of America
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (800) 537-2033
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2024, which is available without charge by contacting our Administrative Offices at P.O. Box 173920, Denver, Colorado 80217-3921, or at (866) 696-8232.
The date of this Statement of Additional Information is
May 1, 2024
i

ii

GENERAL INFORMATION
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”
EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA AND VARIABLE ANNUITY-8 SERIES ACCOUNT
Empower Annuity Insurance Company of America (“Empower” or the “Company”), the issuer of the Contract, is a stock life insurance company that qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York.
The Company was originally organized under the laws of the State of Kansas as the National Internment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation, prior to adopting our current name in 1982. In September 1990, the Company was re-domesticated and is now organized under the laws of the state of Colorado.
Empower is a wholly-owned subsidiary of Empower Holdings, LLC (“Empower Holdings”), a Delaware limited liability company. Empower Holdings is a wholly-owned subsidiary of Great-West Lifeco U.S. LLC, a holding company, which in turn is a wholly-owned subsidiary of Great-West Financial (Nova Scotia) Co., also a holding company. Great-West Financial (Nova Scotia) Co. is a wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Lifeco operates in the United States primarily through the Company, and in Canada and Europe through The Canada Life Assurance Company (“CLAC”) and Irish Life Group Limited and their respective subsidiaries. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
Empower established the Separate Account on March 24, 2015. The Separate Account consists of Variable Accounts and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a unit investment trust. This registration does not involve SEC supervision of the Separate Account or Empower.
The assets allocated to the Variable Annuity-8 Series Account (the “Separate Account”) are the exclusive property of the Company. Registration of the Separate Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Separate Account proceeds from charges under the Contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Variable Account may not be insulated from liability associated with another Variable Account.
LEGAL MATTERS
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
SERVICES
A. Safekeeping of Separate Account Assets
The assets of the Separate Account are held by the Company. The assets of the Separate Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Separate Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.

B. Independent Registered Public Accounting Firm
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Variable Annuity-8 Series Account’s independent registered public accounting firm.
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Empower Annuity Insurance Company of America included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Independent Auditor
The statutory-basis financial statements of Empower Annuity Insurance Company of America, included in this Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
C. Principal Underwriter
The offering of the Contracts is made on a continuous basis by Empower Financial Services, Inc. (“Empower Financial Services”), a wholly owned subsidiary of the Company. Empower Financial Services is a Delaware corporation, registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract is a group contract and is offered by agents of Empower Financial Services, independent insurance registered brokers and other broker-dealers to employer sponsors to make available to their Plan participants. The maximum commission as a percentage of the Contributions made under a Contract payable to Empower Financial Services agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the  Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations.

Compensation paid to Empower Financial Services agents, independent registered insurance brokers and other broker-dealers is not paid directly by Contractowners or the Separate Account. Empower and its affiliates intend to fund this compensation through fees and charges imposed under the Contract, and from profits on payments received by Empower and its affiliates for providing administrative, marketing, and other support and services to the Covered Fund. Empower and its affiliates may pay a portion of the compensation received from Covered Fund to Empower Financial Services agents, independent registered insurance brokers, and other broker-dealers for distribution services.

For the last three fiscal years, commissions paid to the underwriter were: $0.
WITHHOLDING
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of
2

U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
FINANCIAL STATEMENTS
The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Separate Account.
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AUDITED FINANCIAL REPORT

Empower Annuity Insurance Company of America Audited Annual Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2023 and 2022 and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2023 and Independent Auditor’s Report

Item 8.  Financial Statements and Supplementary Data

Deloitte & Touche LLP 1601 Wewatta Street, Suite 400 Denver, CO,80202 USA Tel: +1 303-292-5400 Fax: 303 312 4000 www.Deloitte.com
INDEPENDENT AUDITOR’S REPORT To the Board of Directors and Stockholder of Empower Annuity Insurance Company of America Greenwood Village, Colorado

Opinions

We have audited the statutory-basis financial statements of Empower Annuity Insurance Company of America (the “Company”) (a wholly-owned subsidiary of Empower Holdings, Inc.), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks.

Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory financial data, the summary investment schedule, the supplemental investment risk interrogatories, and the supplemental schedule regarding reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory-basis financial statements as a whole.

March 29, 2024

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2023 and 2022

(In Thousands, Except Share Amounts)

	December 31,
	2023	2022

Admitted assets:

Cash and invested assets:

Bonds	$26,591,735	$29,868,677

Preferred stock	82,263	82,247

Common stock	1,666,819	2,111,584

Mortgage loans (net of allowances of $56,112 and $646)	5,840,441	6,132,049

Real estate occupied by the company	31,467	34,952

Real estate held for the production of income	17,914	18,449

Real estate held for sale	—	1,656

Contract loans	3,711,737	3,805,700

Cash, cash equivalents and short-term investments	1,648,651	375,173

Securities lending collateral assets	317,362	107,068

Other invested assets	1,238,844	1,077,698

Total cash and invested assets	41,147,233	43,615,253

Investment income due and accrued	327,604	346,993

Premiums deferred and uncollected	11,767	13,467

Reinsurance recoverable	350,653	259,114

Funds held or deposited with reinsured companies	5,781,961	6,489,137

Current federal income taxes recoverable	—	19,581

Deferred income taxes	152,180	101,992

Due from parent, subsidiaries and affiliates	423,790	234,738

Other assets	750,599	1,293,986

Assets from separate accounts	23,147,893	22,913,246

Total admitted assets	$72,093,680	$75,287,507

See notes to statutory financial statements.	Continued

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2023 and 2022

(In Thousands, Except Share Amounts)

	December 31,
	2023	2022

Liabilities, capital and surplus:

Liabilities:

Reserves for life insurance and annuities and accident and health policies	$30,990,307	$36,433,935

Liability for deposit-type contracts	9,585,838	8,051,601

Provision for policyholders’ dividends	4,365	5,103

Liability for premiums received in advance	43	47

Unearned investment income	248	351

Asset valuation reserve	299,764	262,562

Interest maintenance reserve	—	120,537

Due to parent, subsidiaries and affiliates	120,810	6,681

Commercial paper	99,718	99,760

Current federal income taxes payable	51,205	—

Payable under securities lending agreements	317,362	107,068

Other liabilities	3,694,121	3,766,038

Liabilities from separate accounts	23,147,893	22,913,246

Total liabilities	68,311,674	71,766,929

Commitments and contingencies (see Note 18)

Capital and surplus:

Preferred stock, $ 1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $ 1 par value; 50,000,000 shares authorized; 19,599,243 and 19,453,463 shares issued and outstanding in 2023 and 2022, respectively	19,599	19,453

Surplus notes	2,109,995	2,111,325

Gross paid in and contributed surplus	4,643,237	4,596,284

Unassigned deficit	(2,990,825)	(3,206,484)

Total capital and surplus	3,782,006	3,520,578

Total liabilities, capital and surplus	$72,093,680	$75,287,507

See notes to statutory financial statements.	Concluded

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Operations

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021
Income:

Premium income and annuity consideration	$5,567,710	$13,076,730	$6,326,927

Net investment income	1,969,201	1,518,554	1,262,737

Amortization of interest maintenance reserve	2,113	56,131	68,148

Commission and expense allowances on reinsurance ceded	259,378	256,754	195,658

Reserve adjustment on reinsurance ceded	(1,672,963)	(5,202,723)	(1,518,822)

Other income	478,656	486,940	519,882

Total income	6,604,095	10,192,386	6,854,530

Expenses:

Death benefits	281,360	123,027	74,119

Annuity benefits	323,701	249,200	202,893

Disability benefits and benefits under accident and health policies	207	131	68

Surrender benefits	15,770,211	11,577,685	14,800,797

(Decrease) increase in aggregate reserves for life and accident and health policies and contracts	(5,442,498)	2,630,025	(1,038,595)

Other benefits	134,062	116,731	125,116

Total benefits	11,067,043	14,696,799	14,164,398

Commissions	50,225	298,348	38,460

Other insurance expenses	561,610	396,033	543,438

Net transfers from separate accounts	(6,165,670)	(5,591,198)	(8,135,847)

Interest maintenance reserve reinsurance activity	2,883	(118,906)	(83,737)

Total benefit and expenses	5,516,091	9,681,076	6,526,712

Net gain from operations before dividends to policyholders, federal income taxes and realized capital gains (losses)	1,088,004	511,310	327,818

Dividends to policyholders	4,432	5,108	9,847

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	1,083,572	506,202	317,971

Federal income tax expense	34,274	20,399	22,402

Net gain from operations before net realized capital gains (losses)	1,049,298	485,803	295,569

Net realized capital (losses) gains, net of federal income tax (benefit) expense of $(6,203), $6,281 and $904, respectively and transfers to interest maintenance reserve.	(23,336)	23,630	3,399

Net income	$1,025,962	$509,433	$298,968

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021
Capital and surplus, beginning of year	$3,520,578	$2,919,366	$2,161,307

Net income	1,025,962	509,433	298,968

Dividends to stockholders	(350,000)	(231,000)	(506,000)

Change in net unrealized capital losses, net of income taxes	(587,858)	(197,630)	(57,312)

Change in minimum pension liability, net of income taxes	(608)	3,828	1,054

Correction of prior period error	35,418	—	—

Change in asset valuation reserve	(37,202)	(26,271)	(34,288)

Change in non-admitted assets	371,347	(416,925)	(26,148)

Change in net deferred income taxes	1,468	(13,785)	(23,502)

Capital paid-in	146	2,591	3

Surplus paid-in	46,953	810,055	4,210

Change in surplus as a result of reinsurance	(142,606)	176,860	(83,840)

Change in goodwill	(101,575)	—	—

Change in capital and surplus as a result of separate accounts	—	10	—

Change in unrealized foreign exchange capital gains (losses)	1,313	(14,623)	(5,762)

Change in surplus notes	(1,330)	(1,331)	1,190,676

Net change in capital and surplus for the year	261,428	601,212	758,059

Capital and surplus, end of year	$3,782,006	$3,520,578	$2,919,366

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Cash Flows

Years Ended December 31, 2023 and 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021

Operating activities:

Premium income, net of reinsurance	$5,486,499	$10,733,447	$6,111,400

Investment income received, net of investment expenses paid	1,952,880	1,420,420	1,268,121

Other miscellaneous income received	1,232,932	639,538	676,928

Benefit and loss related payments, net of reinsurance	(17,641,156)	(16,948,045)	(17,574,577)

Net transfers from separate accounts	6,165,922	5,591,014	8,135,856

Commissions, other expenses and taxes paid	(552,974)	(821,008)	(516,711)

Dividends paid to policyholders	(5,181)	(10,114)	(18,101)

Federal income taxes received, net	79,445	36,840	120,217

Net cash (used in) provided by operating activities	(3,281,633)	642,092	(1,796,867)

Investing activities:

Proceeds from investments sold, matured or repaid:

Bonds	4,599,292	4,571,491	5,229,242

Stocks	153,830	71,442	11,589

Mortgage loans	539,266	301,006	452,409

Real estate	3,639	—	—

Other invested assets	210,759	71,959	14,017

Net losses on cash, cash equivalents and short-term investments	(109)	(3,442)	(1,134)

Miscellaneous proceeds	36	912,872	58,571

Cost of investments acquired:

Bonds	(1,440,075)	(4,916,161)	(6,607,132)

Stocks	(88,643)	(2,152,015)	(4,554)

Mortgage loans	(298,613)	(1,021,075)	(655,511)

Real estate	(105)	(18,500)	—

Other invested assets	(392,362)	(374,267)	(351,303)

Miscellaneous applications	(3,516)	(1,034,574)	(220,740)

Net change in contract loans and premium notes	(7,938)	488	170,563

Net cash provided by (used in) investing activities	3,275,461	(3,590,776)	(1,903,983)

Financing and miscellaneous activities:

Surplus notes	(1,330)	—	1,192,007

Capital and paid in surplus	47,099	812,422	3,756

Deposit-type contracts, net of withdrawals	1,400,174	723,946	1,865,132

Dividends to stockholder	(350,000)	(231,000)	(506,000)

Funds (repaid) borrowed, net	(41)	3,772	(2,995)

Other	183,748	(433,839)	126,580

Net cash provided by financing and miscellaneous activities	1,279,650	875,301	2,678,480

Net increase (decrease) in cash, cash equivalents and short-term investments and restricted cash	1,273,478	(2,073,383)	(1,022,370)

Cash, cash equivalents and short-term investments and restricted cash:

Beginning of year	375,173	2,448,556	3,470,926

End of year	$1,648,651	$375,173	$2,448,556

The cash, cash equivalents and short-term investments and restricted cash balance includes $1 and $1 of restricted cash as of December 31, 2023 and 2022, respectively, which is non-admitted and not included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

See notes to statutory financial statements.	Continued

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Cash Flows

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

The Statutory Statement of Cash Flows excludes the following non-cash transactions;

	Year Ended December 31,
	2023	2022	2021
Share-based compensation expense	$—	$223	$457

Transfer of assets and liabilities under reinsurance agreements (1)	$—	$5,670,290	$—

(1) Above amount reflects reinsurance agreements entered in to with Prudential and Hannover in 2022. See Note 8 for additional details

See notes to statutory financial statements.	Concluded

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Empower Annuity Insurance Company of America, (the “Company” or “EAICA”) is a direct wholly-owned subsidiary of Empower Holdings, Inc., (“EHI”), a holding company. EHI is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance (“Division”).

On August 1, 2022, in an effort to further strengthen recognition and customer alignment with the Empower brand, Great-West Life & Annuity Insurance Company changed its legal name to Empower Annuity Insurance Company of America.

The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also a licensed reinsurer in New York.

Effective April 1, 2022, the Company completed the acquisition, via share purchase and indemnity reinsurance (“the Prudential transaction”), of the full-service retirement services business of Prudential Financial, Inc. (“Prudential”) for $1.9 billion. The transaction includes acquisition via the equity purchase of the business within Empower Annuity Insurance Company, (“EAIC”), as well as reinsurance of certain business within The Prudential Insurance Company of America (“PICA”). The Company has now assumed the economics and risks associated with the reinsured business, and the Company paid a $224 million reinsurance ceding commission. The business assumed is primarily group annuities. See Notes 7 and 8 for further discussion of the Prudential transaction.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Division. The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed difference that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

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Bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners (“NAIC”) designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

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Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Under GAAP, redeemable preferred stocks are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

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Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

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As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

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As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as an admitted asset for net negative (disallowed) IMR up to 10% of adjusted capital and surplus, and is recorded as an increase to capital and surplus. An IMR asset is designated as a non-admitted asset for net negative (disallowed) IMR above this threshold and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

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As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non- credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses” in the notes to the statutory financial statements.

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Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

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The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Under GAAP, these transactions are recorded as forward settling to be announced (“TBA”) securities that are accounted for as derivative instruments, but hedge accounting is not elected as the Company does not regularly accept delivery of such securities when issued.

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Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

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Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

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Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

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For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

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For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

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Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•	Surplus notes are reflected as a component of capital and surplus, whereas under GAAP they are reflected as a liability.

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The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

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Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

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Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

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Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

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The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes cash equivalents and short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

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For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transaction are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Division, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Costs of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

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Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess or no longer possess an effective call option, is carried at fair value regardless of NAIC designation. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

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Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

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The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset- backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

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Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Nonrefundable prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
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Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

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Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

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Real estate properties occupied by the Company are carried at depreciated cost less encumbrances unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.

•	Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property.

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Limited partnership interests are included in other invested assets and are accounted for using net asset value per share (“NAV”) as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minority equity interest and no significant influence over the entity’s operations.

•	Residual tranches or interests in CLOs are included in other invested assets and are carried at the lower of amortized cost or fair value.

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Redeemable preferred stocks, other than shares in Empower CLOs, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Preferred shares of Empower CLOs are reported at cost.

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Common stocks, other than stocks of subsidiaries and stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Common stocks of the FHLB are reported at cost. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.

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Investments in domestic life subsidiaries and certain other subsidiaries are carried at their statutory equity value with unrealized changes in value recorded directly in surplus. Investments in majority owned subsidiaries are generally carried at their Statutory or US GAAP equity with dividends received being recorded in investment income.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

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Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

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The Company enters into reverse repurchase agreements with third party broker-dealers for the purpose of enhancing the total return on its investment portfolio. The repurchase trading strategy involves the purchase of securities, with a simultaneous agreement to resell similar securities at a future date at an agreed-upon price. Securities purchased under these agreements are accounted for as secured borrowings, and are reported at amortized cost in cash, cash equivalents and short-term investments.

Under these tri-party repurchase agreements, the designated custodian takes possession of the underlying collateral on the Company’s behalf, which is required to be cash or government securities. The fair value of the securities is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The collateral cannot be sold or repledged and has not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

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The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included as a liability in repurchase agreements. The Company discontinued the dollar repurchase agreement program in the fourth quarter of 2022.

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The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned, and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

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Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is unrated or has a NAIC designation of three to six, in which case it is reported at the lower of amortized cost or fair value.

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The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a bond investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

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Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

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Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

○	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

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Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

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Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, interest rate floor and equity options, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected or that are not eligible for hedge accounting are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit (“GLWB”) liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a money market fund. Securities pledged to the Company generally consist of U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of miscellaneous income.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2023, 2022 and 2021.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus at their cash surrender values. At December 31, 2023, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 26% equity, 36% fixed income, 17% cash and short terms, and 21% other. At December 31, 2022, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 25% equity, 38% fixed income, 24% cash and short terms, 1% real estate and 12% other.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving (“PBR”) methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

2. Recently Adopted Accounting Pronouncements

In 2023, the Statutory Accounting Principles Working Group (“SAPWG”) adopted as final, a new concept Issue Paper No. 167 – Derivatives and Hedging. This issue paper details the historical actions of the authoritative guidance resulting in new SAP concepts within SSAP No. 86 – Derivatives related to a) hedge documentation and initial assessment efficiencies, b) hedge effectiveness and measurement methods for excluded components and c) portfolio layer method and partial term hedging. As the statutory accounting guidance has already been adopted, the issue paper adoption is for historical documentation and does not change authoritative guidance. The adoption of this concept in March 2023 did not have a material effect on the Company’s financial statements.

In 2023, the SAPWG adopted as final, a new concept INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve. This interpretation provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) interest maintenance reserve (IMR) up to 10% of adjusted capital and surplus. It will be effective until December 31, 2025, and automatically nullified on January 1, 2026, but the effective date can be adjusted (e.g., nullified earlier or extended). The Company adopted this guidance in August 2023 and the admitted net negative (disallowed) IMR is reflected within other assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

In 2023, the SAPWG adopted as final, a new concept 2019-21 Bond Definition. This adoption revises SSAP No. 26R – Bonds and SSAP No. 43R – Loan-Backed and Structured Securities for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition and/or SSAP references. This concept was adopted in August 2023 with a January 1, 2025 effective date. The Company is currently evaluating the effects on its financial statements and footnote disclosures of the future implementation of the concept.

In 2023, the SAPWG adopted as final, a new concept 2023-17: Short-Term Investments under SSAP No. 2R – Cash, Cash Equivalents, Drafts, and Short-Term investments. This issue paper further restricts the investments that are permitted for cash equivalent and short-term investment reporting. The revisions also exclude all Schedule BA: Other Long-Term Investments and mortgage loans. The Company adopted this concept in December 2023 with a January 1, 2025 effective date, to coincide with the bond project noted above. The Company is currently evaluating the effects on its financial statements and footnote disclosures of the future implementation of the concept.

In 2020, Statutory Accounting Principles Working Group (“SAPWG”) adopted a revised SSAP 32R, Preferred Stock, and a corresponding Issue Paper No. 164, Preferred Stock. The revised SSAP improves the definition of preferred stock, revises the measurement guidance based on the type and terms of preferred stock held, and clarifies the impairment and dividend recognition guidance. The standard was adopted with an effective date of January 1, 2021. The adoption of this standard did not have a material effect on the Company’s financial statements.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

In 2021, the SAPWG adopted revisions to SSAP No. 26R, Bonds. The SSAP revisions clarify that perpetual bonds are within scope of SSAP No. 26R. Those with an effective call option shall be amortized under the yield-to-worst concept, and those that do not possess, or no longer possess, a call feature shall be reported at fair value. Additional revisions expand current called bond disclosures to include bonds terminated through a tender offer. The revisions were adopted with an effective date of January 1, 2021. The adoption of these revisions did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted updated, summarized financial modeling guidance for residential mortgage-backed securities and commercial mortgage-backed securities in SSAP No. 43R – Loan-Backed and Structured Securities. This guidance continues to refer users to the detailed financial modeling guidance in the Purposes and Procedures Manual of the Investment Analysis Office, and was adopted on April 1, 2022. The adoption of this standard did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted a new concept under SSAP No. 86 Derivatives. The revisions adopt elements from Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2017-12: Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities for determining hedge effectiveness. The revisions also incorporate statutory-specific measurement methods for excluded components in hedging instruments. These revisions were adopted with an effective date of January 1, 2023. The adoption of this accounting pronouncement did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted a new concept under SSAP No. 86 Derivatives. The revisions adopt with modification derivative guidance from ASU 2017-12, Derivatives and Hedging and ASU 2022-01, Fair Value Hedging – Portfolio Layer to include guidance for the portfolio layer method and partial-term hedges. These revisions were adopted with an effective date of January 1, 2023. The adoption of this accounting pronouncement did not have a material effect on the Company’s financial statements.

3. Related Party Transactions

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services.

On April 1, 2022, the Company completed the acquisition of all of the voting equity interests in Prudential Retirement Insurance and Annuity Company as part of the acquisition of Prudential’s Full Service retirement business. This transaction was accounted for as a statutory acquisition. On August 2, 2022, it was announced that the entity was renamed to Empower Annuity Insurance Company (“EAIC”). Additionally, on April 1, 2022, the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of Prudential Insurance Company of America (“PICA”). As a result of the acquisitions, EAICA made the following changes:

•	All employees of PICA acquired by EAICA were transferred to Empower.

•	Substantially all vendor contracts were assigned to Empower.

The Company’s separate accounts invest in shares of Empower Funds, Inc., and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2023, 2022 and 2021, these purchases totaled $334,812, $108,285 and $232,833 respectively. As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $173,142 and $211,670 at December 31, 2023 and 2022, respectively, which is also included in the assets and liabilities of the general account at those dates.

During June of 2018, the Company invested $35,000 to fund the initial creation of five mutual funds offered by its subsidiary, Empower Capital Management LLC, (“ECM”). When the funds met certain targets for customer investment, the Company began redeeming its interests. The remaining investments were $26 and $22 at December 31, 2023 and 2022, respectively.

During the years ended December 31, 2023 and 2022, the Company contributed $200,273 and $187,948 to partnership funds controlled by Great-West Lifeco, Inc., respectively. The total invested amount in these partnerships as of December 31, 2023 was $94,544. The remaining Company commitments for these partnership funds through subsequent years total $761,793 (Refer to Note 18 for additional details).

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes amounts due from parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2023	2022

Empower(1)	On account	On demand	$351,723	$172,841

Great-West South Carolina (“GWSC”)(1)	On account	On demand	25,881	13,869

ELAINY(1)	On account	On demand	—	10,773

ETC(1)	On account	On demand	264	10,251

CLAC(2)	On account	On demand	19,723	9,631

EAG(1)	On account	On demand	—	8,000

EFSI (1)	On account	On demand	4,671	5,853

EAIC(1)	On account	On demand	—	3,476

EPS(1)	On account	On demand	25	24

ECM(1)	On account	On demand	20,200	—

Empower Personal Wealth, LLC (“EPW”)(1)	On account	On demand	988	—

Other related party receivables	On account	On demand	315	20

Total			$423,790	$234,738

(1) A wholly-owned subsidiary of EAICA

(2) An indirect wholly-owned subsidiary of Lifeco

The following table summarizes amounts due to parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2023	2022

ECM(1)	On account	On demand	$1,410	$6,184

EAG(1)	On account	On demand	2	—

ELAINY(1)	On account	On demand	12,764	—

EAIC(1)	On account	On demand	105,294	—

Other related party payables	On account	On demand	1,340	497

Total			$120,810	$6,681

(1) A wholly-owned subsidiary of EAICA

Included in current federal income taxes owed at December 31, 2023 is $51,453 of income tax payable to Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S. Included in prior federal income taxes recoverable at December 31, 2022 is $19,519 of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

The Company received cash payments of $22,170, $19,004 and $13,470 from its subsidiary, GWSC, in 2023, 2022 and 2021 respectively, under the terms of its tax sharing agreement. During the years ended December 31, 2023, 2022 and 2021, the Company received interest income of $1,363, $1,841 and $1,326 respectively, from GWSC relating to the tax sharing agreement.

During the year ended December 31, 2023, the Company received dividends of $529,364 from its subsidiaries, the largest being $419,631 from EAIC. During the year ended December 31, 2022, the Company received dividends of $222,600 from its subsidiaries, the largest being $120,000 from Empower. During the year ended December 31, 2021, the Company received dividends of $151,075 from its subsidiaries, the largest being $96,675 from Empower.

During the years ended December 31, 2023 and 2022, the Company paid cash dividends to EHI in the amounts of $350,000 and $231,000 respectively.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

For the year ended December 31, 2022, the Prudential transaction resulted in an additional amount of $18,614 which was determined to be owed to the Company from ELAINY and is related to reinsurance trust activity associated with PICA. This amount was included within the Other Assets in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company and ELAINY have an agreement whereby the Company has committed to provide ELAINY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2023
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value

U.S. government	$92,408	$1,282	$744	$92,946

All other governments	164,811	795	15,723	149,883

U.S. states, territories and possessions	272,743	7,085	3,051	276,777

Political subdivisions of states and territories	28,471	114	1,638	26,947

Special revenue and special assessments	363,841	1,058	24,641	340,258

Industrial and miscellaneous	19,756,280	34,892	2,129,647	17,661,525

Parent, subsidiaries and affiliates	558	—	—	558

Hybrid securities	66,720	844	1,626	65,938

Loan-backed and structured securities	5,845,903	6,293	402,867	5,449,329

Total bonds	$26,591,735	$52,363	$2,579,937	$24,064,161

	December 31, 2022
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value

U.S. government	$42,956	$253	$1,171	$42,038

All other governments	165,140	217	19,482	145,875

U.S. states, territories and possessions	343,827	7,972	6,685	345,114

Political subdivisions of states and territories	35,969	112	2,510	33,571

Special revenue and special assessments	432,065	791	32,697	400,159

Industrial and miscellaneous	21,774,565	14,230	2,987,352	18,801,443

Parent, subsidiaries and affiliates	1,654	—	—	1,654

Hybrid securities	126,575	—	12,432	114,143

Loan-backed and structured securities	6,945,926	4,935	632,936	6,317,925

Total bonds	$29,868,677	$28,510	$3,695,265	$26,201,922

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2023
	Book/adjusted carrying value	Fair value

Due in one year or less	$1,845,132	$1,819,789

Due after one year through five years	8,185,988	7,794,236

Due after five years through ten years	7,763,376	6,789,168

Due after ten years	3,585,994	2,846,543

Loan-backed and structured securities	5,845,903	5,449,329

Total bonds	$27,226,393	$24,699,065

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2023	2022	2021

Consideration from sales	$3,556,834	$17,782,699	$16,279,609

Gross realized gains from sales	6,466	53,961	67,784

Gross realized losses from sales	172,254	281,028	128,841

Unrealized losses on bonds and preferred stock

The following tables summarize gross unrealized investment losses (amount by which amortized cost exceeds fair value and inclusive of foreign exchange related unrealized losses recorded to surplus) by class of investment:

	December 31, 2023
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss

U.S. government	$—	$—	$26,104	$744	$26,104	$744

All other governments	795	37	133,685	15,686	134,480	15,723

U.S. states, territories and possessions	13,016	48	106,245	3,003	119,261	3,051

Political subdivisions of states and territories	—	—	11,832	1,638	11,832	1,638

Special revenue and special assessments	3,829	445	258,556	23,822	262,385	24,267

Industrial and miscellaneous	208,321	6,098	16,199,386	2,386,721	16,407,707	2,392,819

Hybrid securities	12,568	95	24,438	4,908	37,006	5,003

Loan-backed and structured securities	171,746	12,023	4,892,509	401,639	5,064,255	413,662

Total bonds	$410,275	$18,746	$21,652,755	$2,838,161	$22,063,030	$2,856,907

Preferred stock	$—	$—	$74,751	$5,530	$74,751	$5,530

Total number of securities in an unrealized loss position		118		4,029		4,147

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2022
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss

U.S. government	$37,679	$1,160	$96	$11	$37,775	$1,171

All other governments	103,357	10,217	38,864	9,265	142,221	19,482

U.S. states, territories and possessions	153,571	5,325	5,841	1,360	159,412	6,685

Political subdivisions of states and territories	6,874	1,119	6,585	1,391	13,459	2,510

Special revenue and special assessments	203,333	12,146	130,425	20,551	333,758	32,697

Industrial and miscellaneous	11,777,186	1,660,166	6,460,755	1,730,054	18,237,941	3,390,220

Hybrid securities	16,858	677	97,284	16,475	114,142	17,152

Loan-backed and structured securities	4,286,875	360,948	1,959,396	276,309	6,246,271	637,257

Total bonds	$16,585,733	$2,051,758	$8,699,246	$2,055,416	$25,284,979	$4,107,174

Preferred stock	$50,017	$4,306	$25,597	$2,327	$75,614	$6,633

Total number of securities in an unrealized loss position		2,447		2,407		4,854

Bonds and preferred stock - Total unrealized losses decreased by ($1,251,370), or (30%), from December 31, 2022 to December 31, 2023. The decrease in unrealized losses was across most asset classes and was primarily driven by higher valuations as a result of lower rates at December 31, 2023 compared to December 31, 2022.

Total unrealized losses greater than twelve months increased by $785,948 from December 31, 2022 to December 31, 2023. Industrial and miscellaneous account for 84%, or $2,386,721 of the unrealized losses greater than twelve months at December 31, 2023. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 14%, or $401,639, of the unrealized losses greater than twelve months at December 31, 2023. Of the $401,639 of unrealized losses over twelve months on loan-backed and structured securities, 97% or $390,694 are securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 14% and 16% of total invested assets at December 31, 2023 and 2022, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value of derivative instruments with credit-risk-related contingent features that were in a net liability position was $14,908 and $63,264 as of December 31, 2023 and 2022, respectively. The Company had pledged collateral related to these derivatives of $53 and $29,830 as of December 31, 2023 and 2022, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2023 the fair value of assets that could be required to settle the derivatives in a net liability position was $14,855.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

At December 31, 2023 and 2022, the Company had pledged $53 and $29,830, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $307,014 and $506,700 unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements, respectively.

At December 31, 2023 and 2022, the Company had pledged U.S. Treasury notes in the amount of $308 and $3,158, respectively, with a broker as collateral for futures contracts.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, treasury interest rate futures, and interest rate floors. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures and options on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments:

	December 31, 2023
	Notional amount	Net book/ adjusted carrying value (1)	Fair value

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$13,300	$—	$774

Cross-currency swaps	2,603,665	150,104	209,048

Total cash flow hedges	2,616,965	150,104	209,822

Derivatives not designated as hedges:

Interest rate swaps	50,980	335	335

Futures on equity indices	857	308	5

Cross-currency swaps	584,947	81,385	81,385

Foreign currency forwards	88,620	(2,336)	(2,336)

Total derivatives not designated as hedges	725,404	79,692	79,389

Total cash flow hedges, and derivatives not designated as hedges	$3,342,369	$229,796	$289,211

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

	December 31, 2022
	Notional amount	Net book/ adjusted carrying value (1)	Fair value

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Interest rate swaps	$18,300	$—	$1,971

Cross-currency swaps	2,826,016	279,839	399,835

Total cash flow hedges	2,844,316	279,839	401,806

Derivatives not designated as hedges:

Interest rate swaps	714,954	(25,504)	(26,656)

Futures on equity indices	40,036	2,487	242

Interest rate futures	10,800	671	(14)

Cross-currency swaps	551,359	109,353	108,941

Foreign currency forwards	61,106	(1,009)	(1,009)

Total derivatives not designated as hedges	1,378,255	85,998	81,504

Total cash flow hedges and derivatives not designated as hedges	$4,222,571	$365,837	$483,310

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents net unrealized capital gains (losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized capital gains (losses) on derivatives recognized in surplus
	Year Ended December 31,
	2023	2022	2021

Derivatives not designated as hedging instruments:

Interest rate swaps	$19,797	$(21,543)	(7,646)

Interest rate swaptions	—	38	403

Futures on equity indices	(803)	1,055	(306)

Interest rate futures	(73)	73	(21)

Cross-currency swaps	(26,913)	45,691	11,669

Foreign currency forwards	(1,049)	(797)	20

Total	$(9,041)	$24,517	$4,119

Securities lending

Securities with a cost or amortized cost of $617,821 and $117,997, and estimated fair values of $602,090 and $102,545 were on loan under the program at December 31, 2023 and 2022, respectively.

The following table summarizes securities on loan by category:

	December 31,		December 31,
	2023		2022
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value

Hybrid securities	$4	$4	$—	$—

Industrial and miscellaneous	149,222	133,182	117,997	102,545

U.S. government	468,595	468,904	—	—

	$617,821	$602,090	$117,997	$102,545

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $317,362 and $107,068, and securities of $299,686 and $0 as collateral related to the securities lending program at December 31, 2023 and 2022, respectively. None of the securities are permitted to be sold or repledged and all of the cash was reinvested. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Restricted assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

	December 31, 2023
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:

Collateral held under security lending arrangements	$317,362	$—	$—	$—	$317,362	$107,068	$210,294	$—	$317,362	0.43%	0.44%

FHLB capital stock	551	—	—	—	551	509	42	—	551	0.00%	0.00%

On deposit with states	4,299	—	—	—	4,299	4,213	86	—	4,299	0.01%	0.01%

On deposit with other regulatory bodies	535	—	—	—	535	503	32	—	535	0.00%	0.00%

Pledged as collateral not captured in other categories:

Futures margin deposits	308	—	2,417	—	2,725	4,960	(2,235)	—	2,725	0.00%	0.00%

Derivative cash collateral	17	—	432	—	449	30,172	(29,723)	—	449	0.00%	0.00%

Other restricted assets	1,041	—	—	—	1,041	1,088	(47)	—	1,041	0.00%	0.00%

Total Restricted Assets	$324,113	$—	$2,849	$—	$326,962	$148,513	$178,449	$—	$326,962	0.45%	0.45%

	December 31, 2022
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:

Collateral held under security lending arrangements	$107,068	$—	$—	$—	$107,068	$126,254	$(19,186)	$—	$107,068	0.14%	0.14%

FHLB Capital Stock	509	—	—	—	509	501	8	—	509	0.00%	0.00%

On deposit with states	4,213	—	—	—	4,213	4,246	(33)	—	4,213	0.01%	0.01%

On deposit with other regulatory bodies	503	—	—	—	503	529	(26)	—	503	0.00%	0.00%

Pledged as collateral not captured in other categories:

Futures margin deposits	3,158	—	1,802	—	4,960	3,477	1,483	—	4,960	0.02%	0.02%

Derivative cash collateral	29,830	—	342	—	30,172	11,033	19,139	—	30,172	0.04%	0.04%

Other restricted assets	1,088	—	—	—	1,088	1,132	(44)	—	1,088	0.00%	0.00%

Total Restricted Assets	$146,369	$—	$2,144	$—	$148,513	$147,172	$1,341	$—	$148,513	0.20%	0.20%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2023	2022	2021

Bonds	$1,010,128	$928,803	$747,549

Preferred stock	5,917	4,377	4,249

Common stock	52	629	964

Mortgage loans	204,415	186,997	141,323

Real estate	32,253	29,693	31,241

Contract loans	182,531	184,184	186,842

Cash, cash equivalents and short-term investments	49,548	9,763	6,249

Derivative instruments	41,131	39,585	31,105

Other invested assets	567,873	247,053	181,987

Miscellaneous	7,959	(1,564)	8,619

Gross investment income	2,101,807	1,629,520	1,340,128

Expenses	(132,606)	(110,966)	(77,391)

Net investment income	$1,969,201	$1,518,554	$1,262,737

The amount of interest incurred and charged to investment expense during the years ended December 31, 2023, 2022 and 2021 was $78,482, $74,797 and $40,395, respectively.

The following table summarizes net realized capital gains (losses) on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2023	2022	2021

Net realized capital (losses) gains, before federal income tax	$ (205,215)	$(200,418)	$(55,369)

Less: Federal income tax (benefit) expense	(43,095)	(42,088)	(11,628)

Net realized capital (losses) gains, before IMR transfer	(162,120)	(158,330)	(43,741)

Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) expense of ($36,892), ($48,369) and ($12,531), respectively	(138,784)	(181,960)	(47,140)

Net realized capital gains (losses), net of federal income tax (benefit) expense of ($6,203), $6,281 and $904, respectively, and IMR transfer	$(23,336)	$23,630	$3,399

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Interest maintenance reserve

The Company does not have any unamortized balances in IMR for allocated gains and losses from derivatives that were reported at fair value prior to the termination of the derivative. The Company’s net negative (disallowed) IMR in aggregate and allocated between the general account and insulated separate accounts is $18,992 at December 31, 2023. Of this amount, $17,477 is admitted in the general account and $1,515 is reported as an asset in the insulated separate account. The calculated adjusted capital and surplus is $3,517,345 at December 31, 2023. The admitted net negative (disallowed) IMR, including amounts admitted in the general account and recognized as an asset in the separate accounts, represents 0.54% of adjusted capital and surplus. Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies. Any deviation was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities. IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortization in lieu of being recognized as realized gains upon derivative termination. Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2023	2022

Industrial and miscellaneous	60%	64%

	Concentration by industry
	December 31,
	2023	2022

Financial services	15%	16%

Mortgage loans

The following table summarizes the recorded investment of the commercial all other mortgage loan portfolio by risk assessment category:

	December 31,
	2023	2022

Performing:

Non-Participation agreements	$3,461,108	$3,592,633

Participation agreements	2,376,432	2,540,062

Total Performing	5,837,540	6,132,695

Non-Performing:

Participation agreements	59,013	—

Total Non-Performing	59,013	—

Total recorded investment of commercial mortgage loans	$5,896,553	$6,132,695

All of the performing loans were current as of December 31, 2023 and 2022. The non-performing loans are considered impaired, with one loan in the amount of $4,844 in the process of foreclosure, and a corresponding specific provision of $17,822 was recorded due to the estimated loss anticipated to be recognized in 2024.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2023 and 2022 were 8.0% and 7.2%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2023 and 2022 were 5.3% and 2.8%, respectively.

During 2023 and 2022, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 53% and 71%, respectively.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2023 and 2022:

	December 31,

	2023	2022

Beginning balance	$646	$745

Additions charged to operations - general provision	37,644	—

Additions charged to operations - specific provision	17,822	—

Recoveries of amounts previously charged off	—	(99)

Ending balance	$56,112	$646

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type

	December 31,

	2023	2022

Industrial	35%	33%

Multi-family	33%	36%

Office	16%	14%

Retail	10%	10%

Other	6%	7%

	100%	100%

	Concentration by geographic area

	December 31,

	2023	2022

Pacific	30%	31%

East North Central	18%	18%

South Atlantic	16%	15%

Other	10%	10%

Middle Atlantic	10%	9%

Mountain	7%	8%

West South Central	6%	6%

New England	3%	3%

	100%	100%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

5. Fair Value Measurements

Fair value hierarchy

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2023
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Bonds

Industrial and miscellaneous	$—	$2,348	$—	$—	$2,348

Hybrid securities	—	11,906	—	—	11,906

Preferred stock

Redeemable preferred stock	—	500	—	—	500

Common stock

Mutual funds	26	—	—	—	26

Other invested assets

Limited partnerships	—	—	—	719,547	719,547

Residual tranche	—	40,829	—	—	40,829

Derivatives

Interest rate swaps	—	2,309	—	—	2,309

Cross-currency swaps	—	81,385	—	—	81,385

Separate account assets (1)	11,474,482	9,628,887	—	825,699	21,929,068

Total assets at fair value/NAV	$11,474,508	$9,768,164	$—	$1,545,246	$22,787,918

Liabilities:

Derivatives

Interest rate swaps	$—	$1,974	$—	$—	$1,974

Foreign currency forwards	—	2,336	—	—	2,336

Separate account liabilities (1)	47,658	950,338	—	—	997,996

Total liabilities	$47,658	$954,648	$—	$—	$1,002,306

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date
	December 31, 2022
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)

Bonds

Hybrid securities	$—	$15,313	$—	$—	$15,313

Common stock

Mutual funds	22	—	—	—	22

Other invested assets

Limited partnerships	—	—	—	514,208	514,208

Residual tranche	—	38,661	—	—	38,661

Industrial and miscellaneous	—	4,040	—	—	4,040

Derivatives

Interest rate swaps	—	36,872	—	—	36,872

Cross-currency swaps	—	109,386	—	—	109,386

Separate account assets (1)	11,268,706	10,772,128	—	762,841	22,803,674

Total assets at fair value/NAV	$11,268,728	$10,976,400	$—	$1,277,049	$23,522,176

Liabilities:

Derivatives

Interest rate swaps	$—	$62,376	$—	$—	$62,376

Foreign currency forwards	—	1,009	—	—	1,009

Separate account liabilities (1)	172	874,161	—	—	874,336

Total liabilities	$172	$937,546	$—	$—	$937,721

(1) Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2023
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$24,064,161	$26,591,735	$—	$24,063,603	$558	$—	$24,064,161

Preferred stock	76,751	82,263	—	76,751	—	—	76,751

Common stock (1)	577	577	26	551	—	—	577

Mortgage loans	5,420,327	5,840,441	—	5,420,327	—	—	5,420,327

Real estate	240,405	49,381	—	—	240,405	—	240,405

Cash, cash equivalents and short-term investments	1,648,896	1,648,651	1,013,992	634,904	—	—	1,648,896

Contract loans	3,711,737	3,711,737	—	—	3,711,737	—	3,711,737

Other long-term invested assets	799,197	807,798	—	79,650	—	719,547	799,197

Securities lending reinvested collateral assets	317,362	317,362	—	317,362	—	—	317,362

Collateral under derivative counterparty collateral agreements	185,543	185,543	185,543	—	—	—	185,543

Receivable for securities	47,064	38,683	—	47,064	—	—	47,064

Derivative instruments	304,119	248,542	5	304,114	—	—	304,119

Separate account assets	23,068,195	23,147,893	11,510,611	10,731,885	—	825,699	23,068,195

Total assets	$59,884,334	$62,670,606	$12,710,177	$41,676,211	$3,952,700	$1,545,246	$59,884,334

Liabilities:

Deposit-type contracts	$8,310,113	$9,585,838	$—	$8,310,113	$—	$—	$8,310,113

Commercial paper	99,718	99,718	—	99,718	—	—	99,718

Payable under securities lending agreements	317,362	317,362	—	317,362	—	—	317,362

Collateral under derivative counterparty collateral agreements	185,526	185,526	185,526	—	—	—	185,526

Payable for securities	21,771	21,771	—	21,771	—	—	21,771

Derivative instruments	14,908	19,053	—	14,908	—	—	14,908

Separate account liabilities	997,996	997,996	47,658	950,338	—	—	997,996

Total liabilities:	$9,947,394	$11,227,264	$233,184	$9,714,210	$—	$—	$9,947,394

(1) Per NAIC guidelines, investments accounted for under the equity method are excluded.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2022
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$26,201,923	$29,868,677	$—	$26,200,270	$1,653	$—	$26,201,923

Preferred Stock	75,614	82,247	—	75,614	—	—	75,614

Common Stock (1)	531	531	22	509	—	—	531

Mortgage loans	5,557,512	6,132,049	—	5,557,512	—	—	5,557,512

Real estate	246,852	55,057	—	—	246,852	—	246,852

Cash, cash equivalents and short-term investments	375,014	375,173	325,986	49,028	—	—	375,014

Contract loans	3,805,700	3,805,700	—	—	3,805,700	—	3,805,700

Other long-term invested assets	616,325	626,227	—	102,117	—	514,208	616,325

Securities lending reinvested collateral assets	107,068	107,068	7,312	99,756	—	—	107,068

Collateral under derivative counterparty collateral agreements	534,828	534,828	534,828	—	—	—	534,828

Receivable for securities	51,601	35,680	—	51,601	—	—	51,601

Derivative instruments	539,602	426,767	242	539,360	—	—	539,602

Separate account assets	22,803,674	22,913,246	11,268,707	10,772,127	—	762,840	22,803,674

Total assets	$60,916,244	$64,963,250	$12,137,097	$43,447,894	$4,054,205	$1,277,048	$60,916,244

Liabilities:

Deposit-type contracts	$6,328,975	$8,051,601	$—	$6,328,975	$—	$—	$6,328,975

Commercial paper	99,760	99,760	—	99,760	—	—	99,760

Payable under securities lending agreements	107,068	107,068	7,312	99,756	—	—	107,068

Collateral under derivative counterparty collateral agreements	504,590	504,590	504,590	—	—	—	504,590

Payable for securities	22,284	22,284	—	22,284	—	—	22,284

Derivative instruments	63,545	64,054	14	63,531	—	—	63,545

Separate account liabilities	874,336	874,336	172	874,164	—	—	874,336

Total liabilities	$8,000,558	$9,723,693	$512,088	$7,488,470	$—	$—	$8,000,558

(1) Per NAIC guidelines, investments accounted for under the equity method are excluded.

Bonds, preferred and common stock

The fair values for bonds, preferred and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds. The fair values for residual tranches are generally based upon evaluated prices from independent pricing services.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, of which the timing is unknown. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps, interest rate swaptions, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices, and interest rate swap futures are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

6.  Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2023			December 31, 2022
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Other invested assets	$1,700,076	$461,232	$1,238,844	$1,718,980	$641,282	$1,077,698

Common stocks	1,848,986	182,167	1,666,819	2,439,929	328,345	2,111,584

Deferred income taxes	425,592	273,412	152,180	419,535	317,543	101,992

Due from parent, subsidiaries and affiliate	497,032	73,242	423,790	305,180	70,442	234,738

Other assets	760,187	9,588	750,599	1,311,031	17,045	1,293,986

Furniture, fixtures and equipment	15,074	15,074	—	9,863	9,863	—

Reinsurance recoverable	350,732	79	350,653	261,045	1,931	259,114

Other prepaid assets	3,651	3,651	—	3,063	3,063	—

Premiums deferred and uncollected	11,928	161	11,767	13,905	438	13,467

Cash, cash equivalents and short-term investments	1,648,652	1	1,648,651	375,173	—	375,173

The following table summarizes the Company’s aggregate Statement of Admitted Assets, Liabilities, Capital and Surplus values of all subsidiary, controlled and affiliated entities (“SCA”), except insurance SCA entities as follows:

	December 31, 2023			December 31, 2022
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Common stock	$14,114	$—	$14,114	$42,993	$2,748	$40,245

Other invested assets	605,055	461,232	143,823	630,309	641,282	(10,973)

7.  Business Combination and Goodwill

Goodwill that arises as a result of the acquisition of subsidiary limited liability companies is included in other invested assets in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital.

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the Empower Plan Services, (“EPS”), large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51,098 was recorded in other invested assets, which is being amortized over 10 years. At December 31, 2023 and 2022, the Company has $0 and $0, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2023, 2022 and 2021, the Company recorded $5,110, $5,110 and $5,110, respectively, of goodwill amortization related to this acquisition.

On August 17, 2020, the Company completed the acquisition of all of the voting equity interests in EPW, an industry-leading registered investment adviser and digital wealth manager. This transaction was accounted for as a statutory acquisition. Goodwill of $819,403 was recorded in other invested assets, which is being amortized over 10 years. On April 1, 2023, Personal Capital Advisors Corporation, a subsidiary of EPW, merged with Empower Advisory Group, another wholly-owned subsidiary of the Company. In conjunction with that merger, the Company reduced goodwill by $102 million through a charge to surplus. At December 31, 2023 and 2022, the Company has $0 and $0, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2023, 2022 and 2021, the Company recorded $71,100, $81,940 and $81,940, respectively, of goodwill amortization related to this acquisition.

On April 1, 2022, the Company completed the acquisition of all of the voting equity interests in Empower Annuity Insurance Company, (“EAIC”) as part of the acquisition of Prudential’s full service retirement business. This transaction was accounted for as a statutory acquisition. Goodwill of $645,941 was recorded in other invested assets, which will be amortized over ten

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

years. At December 31, 2023 and 2022, the Company has $351,735 and $276,897, respectively, of admitted goodwill related to this acquisition. Goodwill amortization of $64,594 and $48,446, respectively, was recorded for the periods ended December 31, 2023 and 2022.

Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of December 31, 2023	Amount of goodwill amortized for the year ended December 31, 2023	Admitted goodwill as a % of SCA book/adjusted carrying value, gross of admitted goodwill
Empower Plan Services	August 29, 2014	$64,169	$51,098	$—	$5,110	—%
Empower Personal Wealth	August 17, 2020	854,190	819,403	—	71,100	—%
Empower Annuity Insurance Company	April 1, 2022	1,930,036	645,941	351,735	64,594	27%

8. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

The Company assumes risk from approximately 35 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. The Company no longer solicits new assumed reinsurance.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2023, 2022 and 2021 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On April 1, 2022 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of PICA. The PICA transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

(In millions)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	April 1,
2022

Admitted assets:

Cash and invested assets:

Bonds	$4,158

Mortgage loans	1,150

Cash, cash equivalents, and short-term investments	60

Total cash and invested assets	5,368

Investment income due and accrued	32

Reinsurance receivables	45

Other assets	7

Total admitted assets	$5,452

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

(In millions)

April 1,
2022

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$5,762

Interest maintenance reserve	(103)

Other liabilities	(18)

Total liabilities	5,641

Capital and surplus:

Unassigned deficit	(189)

Total capital and surplus	(189)

Total liabilities, capital and surplus	$5,452

(In millions)

Statutory Statements of Operations	April 1,
2022
Income:

Premium income and annuity consideration	$5,694

Total income	5,694

Expenses:

Increase in aggregate reserves for life and accident and health policies and contracts	5,762

Total benefits	5,762

Commissions and expense allowances on reinsurance assumed	224

Interest maintenance reserve reinsurance activity	(103)

Total benefit and expenses	5,883

Net loss from operations before federal income taxes	$(189)

The Prudential transaction also included $1,362.6 million of separate account assets acquired under modified coinsurance. While PICA holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company, as discussed in Note 11.

In August 2021, the Company was funded with $1,193.0 million of limited recourse capital notes and in March 2022, the Company additionally received $810.0 million of capital contributions from EHI to finance the Prudential transaction. In consideration for the capital contribution, the Company issued $2.6 million of common stock, and recorded the remainder as gross paid in and contributed surplus, as discussed in Note 12.

The Company and an affiliate have engaged in a modified coinsurance (“ModCo”) reinsurance agreement since 2018. The affiliate, Canada Life International Reinsurance Corporation Limited (“CLIRC”), novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”) and upon transfer, on December 31, 2020, increased the ceding percentage for this block of group annuity insurance policies from 40% to 90%. The Company and CLIRBC amended this agreement on December 31, 2022, which increased the ceding percentage for this block of group annuity insurance policies from 90% to 100%, increased the expense allowance rate, and increased the risk charge rate. The Company has ceded ModCo

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

reserves of $11,061,700 and $12,232,487 as of December 31, 2023 and 2022, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the intended termination date.

The Company and an affiliate have engaged in a ModCo reinsurance agreement since 2011. The affiliate, CLIRC, novated the contract to CLIRBC on December 31, 2020. Per the terms of the agreement, the Company cedes 90% of its closed in-force block of participating life insurance policies. The Company had ceded modified coinsurance reserves of $5,865,988 as of December 31, 2021. On July 1, 2022, the Company terminated its reinsurance agreement with CLIRBC. As a result of that termination, the Company recaptured $5,835,855 of ceded premium income and annuity consideration and reserve adjustment on reinsurance ceded.

The Company and Hannover have engaged in a coinsurance with funds withheld and yearly renewable term transactions on December 31, 2022 in which the Company cedes a portion of its closed in-force block of participating whole life insurance policies and established a funds withheld payable to Hannover. The Company received a ceding commission, will receive expense allowances and is eligible for experience refunds, and will pay risk charges over time. The Company has ceded reserves of $2,942,846 and $3,021,172 as of December 31, 2023 and 2022, respectively. The reinsurance agreement has an automatic experience refund termination date of January 1, 2035. The Company may recapture the ceded reinsurance policies at any time prior to the experience refund termination date, subject to certain fees payable to Hannover. The ceding commission is accounted for in the ‘Commissions and expense allowances on reinsurance ceded’ within the Statement of Operations.

9. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	2.25% to 6.00%

	- Annuity Funds	1% to 11.25%

	- Disability	2.50% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (“CSO”) tables, and American Experience

- Annuity Funds

Various annuity valuation tables, primarily including the GA 1971 and 83a Individual Annuitant Mortality (“IAM”), Group Annuity Reserve (“GAR”) 94, 1951, 1971 and 1983 Group Annuity Mortality (“GAM”), Annuity 2000, Group Annuity Reserving table (“1994-GAR”), and 2012 Individual Annuity Reserving table (“2012 IAR”).

Morbidity	- Disability	1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2023 and 2022, the Company had $3,541,716 and $2,467,921, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1.	Individual Annuities

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	131,751	3,221,331	3,353,082	98.6%

Total with adjustment or at market value	—	131,751	3,221,331	3,353,082	98.6%

At book value without adjustment (minimal or no charge adjustment)	29,108	—	—	29,108	0.9%

Not subject to discretionary withdrawal	18,697	—	—	18,697	0.5%

Total gross	47,805	131,751	3,221,331	3,400,887	100.0%

Reinsurance ceded	47,379	—	—	47,379

Total, net	$426	$131,751	$3,221,331	$3,353,508

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	128,603	3,192,772	3,321,375	98.3%

Total with adjustment or at market value	—	128,603	3,192,772	3,321,375	98.3%

At book value without adjustment (minimal or no charge adjustment)	30,392	—	—	30,392	0.9%

Not subject to discretionary withdrawal	26,056	—	—	26,056	0.8%

Total gross	56,448	128,603	3,192,772	3,377,823	100.0%

Reinsurance ceded	55,994	—	—	55,994

Total, net	$454	$128,603	$3,192,772	$3,321,829

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

2. Group Annuities

	December 31, 2023

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$25,191,286	$—	$—	$25,191,286	64.5%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	6,220,950	5,243,087	11,464,037	29.3%

Total with adjustment or at market value	25,191,286	6,220,950	5,243,087	36,655,323	93.8%

At book value without adjustment (minimal or no charge adjustment)	1,880,373	—	—	1,880,373	4.8%

Not subject to discretionary withdrawal	542,867	—	—	542,867	1.4%

Total gross	27,614,526	6,220,950	5,243,087	39,078,563	100.0%

Reinsurance ceded	1,123	—	—	1,123

Total, net	$27,613,403	$6,220,950	$5,243,087	$39,077,440

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$28,019,274	$—	$—	$28,019,274	62.6%

At book value less current surrender charges of 5% or more	205	—	—	205	—%

At fair value	—	6,557,028	5,287,580	11,844,608	26.4%

Total with adjustment or at market value	28,019,479	6,557,028	5,287,580	39,864,087	89.0%

At book value without adjustment (minimal or no charge adjustment)	4,344,917	—	—	4,344,917	9.7%

Not subject to discretionary withdrawal	578,424	—	—	578,424	1.3%

Total gross	32,942,820	6,557,028	5,287,580	44,787,428	100.0%

Reinsurance ceded	970	—	—	970

Total, net	$32,941,850	$6,557,028	$5,287,580	$44,786,458

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

3. Deposit-type Contracts

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$9,375,307	$—	$—	$9,375,307	97.7%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	—	—	—	—%

Total with adjustment or at market value	9,375,307	—	—	9,375,307	97.7%

At book value without adjustment (minimal or no charge adjustment)	169,243	—	—	169,243	1.8%

Not subject to discretionary withdrawal	48,612	—	—	48,612	0.5%

Total gross	9,593,162	—	—	9,593,162	100.0%

Reinsurance ceded	7,324	—	—	7,324

Total, net	$9,585,838	$—	$—	$9,585,838

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross

Subject to discretionary withdrawal:

With market value adjustment	$7,718,720	$—	$—	$7,718,720	95.7%

At book value less current surrender charges of 5% or more	—	—	—	—	—%

At fair value	—	—	—	—	—%

Total with adjustment or at market value	7,718,720	—	—	7,718,720	95.7%

At book value without adjustment (minimal or no charge adjustment)	293,831	—	—	293,831	3.6%

Not subject to discretionary withdrawal	48,949	—	—	48,949	0.7%

Total gross	8,061,500	—	—	8,061,500	100.0%

Reinsurance ceded	9,899	—	—	9,899

Total, net	$8,051,601	$—	$—	$8,051,601

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2023	2022
General Account:
Annuities	$27,613,166	$32,941,611
Miscellaneous reserves	663	693
Deposit-type contracts	9,585,838	8,051,601

Subtotal	37,199,667	40,993,905
Separate Account:
Annuities (excluding supplementary contracts)	14,817,119	15,165,983

Total	$52,016,786	$56,159,888

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of life reserves are as follows:

	December 31, 2023
	General Account			Separate Account—Guaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Universal life	$6,253,598	$6,687,875	$6,722,372	$1,056,016	$1,056,016	$1,056,016

Other permanent cash value life insurance	—	6,364,107	6,632,321	—	—	—

Variable universal life	529,476	569,524	569,592	—	—	—

Not subject to discretionary withdrawal or no cash values:

Term policies with cash value	N/A	N/A	85,376	N/A	N/A	—

Accidental death benefits	N/A	N/A	58	N/A	N/A	—

Disability - active lives	N/A	N/A	326	N/A	N/A	—

Disability - disabled lives	N/A	N/A	99,723	N/A	N/A	—

Miscellaneous reserves	N/A	N/A	40,269	N/A	N/A	—

Total, gross	6,783,074	13,621,506	14,150,037	1,056,016	1,056,016	1,056,016

Reinsurance ceded	6,782,069	10,251,661	10,793,379	1,056,016	1,056,016	1,056,016

Total, net of reinsurance ceded	$1,005	$3,369,845	$3,356,658	$—	$—	$—

December 31, 2023
Separate Account—Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve

Universal life	$—	$—	$—

Other permanent cash value life insurance	—	—	—

Variable universal life	6,225,180	6,225,180	6,225,180

Not subject to discretionary withdrawal or no cash values:

Term policies with cash value	N/A	N/A	—

Accidental death benefits	N/A	N/A	—

Disability - active lives	N/A	N/A	—

Disability - disabled lives	N/A	N/A	—

Miscellaneous reserves	N/A	N/A	—

Total, gross	6,225,180	6,225,180	6,225,180

Reinsurance ceded	6,225,180	6,225,180	6,225,180

Total, net of reinsurance ceded	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2022
	General Account			Separate Account—Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Universal life	$6,370,324	$6,767,757	$6,801,480	$1,057,103	$1,057,103	$1,057,103

Other permanent cash value life insurance	—	6,554,010	6,840,373	—	—	—

Variable universal life	442,557	470,856	470,920	—	—	—

Not subject to discretionary withdrawal or no cash values:

Term policies with cash value	N/A	N/A	96,247	—	—	—

Accidental death benefits	N/A	N/A	59	—	—	—

Disability - active lives	N/A	N/A	337	—	—	—

Disability - disabled lives	N/A	N/A	105,392	—	—	—

Miscellaneous reserves	N/A	N/A	40,412	—	—	—

Total, gross	6,812,881	13,792,623	14,355,220	1,057,103	1,057,103	1,057,103

Reinsurance ceded	6,805,793	10,318,727	10,884,538	1,057,103	1,057,103	1,057,103

Total, net of reinsurance ceded	$7,088	$3,473,896	$3,470,682	$—	$—	$—

December 31, 2022
Separate Account—Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve

Universal life	$—	$—	$—

Other permanent cash value life insurance	—	—	—

Variable universal life	5,765,699	5,865,699	5,765,699

Not subject to discretionary withdrawal or no cash values:

Term policies with cash value	—	—	—

Accidental death benefits	—	—	—

Disability - active lives	—	—	—

Disability - disabled lives	—	—	—

Miscellaneous reserves	—	—	—

Total, gross	5,765,699	5,765,699	5,765,699

Reinsurance ceded	5,765,699	5,765,699	5,765,699

Total, net of reinsurance ceded	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Life actuarial reserves at December 31, were as follows:

	2023	2022
General Account:
Life insurance	$3,345,069	$3,470,682
Accidental death benefits	—	—
Active lives	—	—
Disability - disabled lives	—	—
Miscellaneous reserves	11,589	—

Total	$3,356,658	$3,470,682

10. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available. The Company’s issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company’s liquidity.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2023	2022

Face value	$100,000	$100,000

Carrying value	$99,718	$99,760

Interest expense paid	$4,844	$1,121

Effective interest rate	5.57%	4.52%

Maturity range (days)	19	20

11. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product
•	Variable Life Insurance Product
•	Hybrid Ordinary Life Insurance Product
•	Individual Indexed-Linked Annuity Product

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•	Individual Annuity
•	Group Annuity
•	Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•	Hybrid Ordinary Life Insurance Product
•	Group Annuity - Custom Stable Value Asset Funds
•	Variable Life Insurance Product
•	Individual Indexed-Linked Annuity Product

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company’s separate accounts invest in shares of Empower Funds, LLC, and Putnam Funds, open-end management investment companies which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2023 and 2022, the Company’s separate account assets that are legally insulated from the general account claims are $23,118,856 and $22,904,604.

As of December 31, 2023 and 2022, $10,601,515 and $10,116,069, respectively, of separate account reserves were ceded under modified coinsurance to Protective. While the Company holds the respective asset and liability under the modified coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2023 and 2022, $5,138,030 and $44,961,757, respectively, of separate account reserves were acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

As of December 31, 2023 and 2022, $73,525 and $743,381 of separate account reserves were acquired under modified coinsurance from PICA. While PICA holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $16,620, $10,785, $10,723, $11,325, and $11,649 for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder’s account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information regarding the Company’s separate accounts:

	Year Ended December 31, 2023
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$297,069	$505,552	$802,621

Reserves

For accounts with assets at:

Fair value	$6,469,505	$14,445,834	$20,915,339

Amortized cost	1,185,200	—	1,185,200

Total reserves	$7,654,705	$14,445,834	$22,100,539

By withdrawal characteristics:

At fair value	$6,469,505	$14,445,834	$20,915,339

At book value without fair value adjustment and with current surrender charge less than 5%	1,185,200	—	1,185,200

Total subject to discretionary withdrawals	$7,654,705	$14,445,834	$22,100,539

	Year Ended December 31, 2022
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$334,030	$593,856	$927,886

Reserves

For accounts with assets at:

Fair value	$6,810,908	$13,996,032	$20,806,940

Amortized cost	1,185,706	—	1,185,706

Total reserves	$7,996,614	$13,996,032	$21,992,646

By withdrawal characteristics:

At fair value	$6,810,908	$13,996,032	$20,806,940

At book value without fair value adjustment and with current surrender charge less than 5%	1,185,706	—	1,185,706

Total subject to discretionary withdrawals	$7,996,614	$13,996,032	$21,992,646

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2023	2022	2021

Transfers as reported in the Summary of Operations of the separate account statement:

Transfers to separate accounts	$802,621	$927,886	$1,060,561

Transfers from separate accounts	(2,874,149)	(2,367,236)	(2,907,674)

Net transfers from separate accounts	(2,071,528)	(1,439,350)	(1,847,113)
Reconciling adjustments:

Net transfer of reserves to separate accounts	524,666	308,625	473,021

Miscellaneous other	6,264	4,017	281

CARVM allowance reinsured	(16,418)	(22,149)	(15,221)

Reinsurance	(4,608,654)	(4,442,341)	(6,746,815)

Net transfers as reported in the Statements of Operations	$(6,165,670)	$(5,591,198)	$(8,135,847)

12. Capital and Surplus, Dividend Restrictions, and Other Matters

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

On December 29, 2017, the Company issued a surplus note in the face amount and carrying amount of $12,000 to EHI. The proceeds were used for general corporate purposes. The surplus note bears an interest rate of 3.5% per annum. The note matures on December 29, 2027. Interest paid on the note during 2023, 2022 and 2021 amounted to $420, $420 and $420, respectively, bringing total interest paid from inception to December 31, 2023 to $2,522. The amount of unapproved principal and interest was $0 at December 31, 2023.

On May 17, 2018, the Company issued a surplus note in the face amount and carrying amount of $346,218 to EHI. The proceeds were used to redeem the $333,400 surplus note issued in 2006 and for general corporate purposes. The surplus note bears an interest rate of 4.881% per annum. The note matures on May 17, 2048. Interest paid on the note during 2023, 2022, and 2021 amounted to $16,899, $16,899 and $16,899, respectively, bringing total interest paid from inception to December 31, 2023 to $95,010. The amount of unapproved principal and interest was $0 at December 31, 2023.

In the first quarter of 2018, the Company realized a $39,921 after tax gain on an interest rate swap that hedged the existing $333,400 surplus note. The Company adjusted the basis of the hedged item, in this case the surplus note, for the amount of the after tax gain. Further, the Company accounted for the redemption of the $333,400 surplus note and the issuance of the $346,218 surplus note in the second quarter as debt modification instead of debt extinguishment. Therefore, the after tax swap gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2023, 2022, and 2021 amounted to $1,331, $1,331 and $1,331, respectively bringing the total amortization from inception to December 31, 2023 amounted to $7,651, leaving an unamortized balance of $32,270 in surplus as part of the surplus note amounts.

On August 12, 2020, the Company issued a surplus note in the face amount and carrying amount of $527,500 to EHI. The proceeds were used to finance the EPW transaction. The surplus note bears an interest rate of 1.260% per annum. The note matures on August 12, 2025. Interest paid on the note during 2023, 2022, and 2021 amounted to $6,647, $6,647 and $6,647, respectively, bringing total interest paid from inception to December 31, 2023 to $19,940. The amount of unapproved principal and interest was $0 at December 31, 2023.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

On August 26, 2021, the Company issued a surplus note in the face amount and carrying amount of $1,192,007 to EHI. The proceeds were used to partially fund the acquisition of certain businesses from Prudential. The note matures on December 31, 2051. The surplus note bears an interest rate of 4.2% per annum until December 31, 2026. Starting on December 31, 2026 and on every fifth anniversary of such date thereafter, the interest rate on the note is reset to rate equal to the five-year U.S. Treasury Rate plus 3.4%. Interest paid on the note during 2023, 2022 and 2021 amounted to $50,064, $50,064 and $17,384, respectively, bringing total interest paid at December 31, 2023 to $117,686. The amount of unapproved principal and interest was $0 at December 31, 2023.

The Company issued 2,591,253 additional common shares and received $810 million from EHI in March 2022 to fund the Prudential acquisition.

The Company issued 145,780 additional common shares and received $45 million from EHI in December 2023.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. The Company may pay an amount less than $378,201 of dividends during the year ended December 31, 2024, without the prior approval of the Colorado Insurance Commissioner. Prior to any payment of dividends, the Company provides notice to the Colorado Insurance Commissioner. Dividends are non-cumulative and paid as determined by the Board of Directors, subject to the limitations described above. During the years ended December 31, 2023, 2022 and 2021 the Company paid dividends to EHI, totaling $350,000, $231,000, and $506,000, respectively.

The portion of unassigned deficit (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2023	2022
Unrealized (losses) gains	(1,031,703)	(445,158)
Non-admitted assets	(1,018,607)	(1,389,954)
Surplus as regards reinsurance	404,458	547,064
Asset valuation reserve	(299,764)	(262,562)
Separate accounts	(1,556)	(1,556)

Risk-based capital (“RBC”) is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

13. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$468,179	$14,904	$483,083	$462,234	$—	$462,234	$5,945	$14,904	$20,849

Valuation allowance adjustment	—	(14,904)	(14,904)	—	—	—	—	(14,904)	(14,904)

Adjusted gross deferred tax asset	468,179	—	468,179	462,234	—	462,234	5,945	—	5,945

Deferred tax assets non-admitted	(273,412)	—	(273,412)	(317,543)	—	(317,543)	44,131	—	44,131

Net admitted deferred tax asset	194,767	—	194,767	144,691	—	144,691	50,076	—	50,076

Gross deferred tax liabilities	(29,324)	(13,263)	(42,587)	(23,346)	(19,353)	(42,699)	(5,978)	6,090	112

Net admitted deferred tax asset	$165,443	$(13,263)	$152,180	$121,345	$(19,353)	$101,992	$44,098	$6,090	$50,188

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	152,180	—	152,180	101,992	—	101,992	50,188	—	50,188

(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	152,180	—	152,180	101,992	—	101,992	50,188	—	50,188

(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	544,474	—	—	512,788	—	—	31,686

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	42,587	—	42,587	42,699	—	42,699	(112)	—	(112)

Total deferred tax assets admitted as a result of the application of SSAP No. 101	$194,767	$—	$194,767	$144,691	$—	$144,691	$50,076	$—	$50,076

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	969.43%	864.94%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$3,629,825	$3,418,586

The following table presents the impact of tax planning strategies:

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

Adjusted gross deferred tax asset	$468,179	$—	$462,234	$—	$5,945	$—

% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross deferred tax assets	$194,767	$—	$144,691	$—	$50,076	$—

% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	67.71%	—%	(67.71)%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Year Ended December 31,
	2023	2022	Change

Current income tax	$36,238	$20,399	$15,839

Federal income tax on net capital gains	(43,095)	(42,088)	(1,007)

Total	$(6,857)	$(21,689)	$14,832

	Year Ended December 31,
	2022	2021	Change

Current income tax	$20,399	$22,402	$(2,003)

Federal income tax on net capital gains	(42,088)	(11,628)	(30,460)

Total	$(21,689)	$10,774	$(32,463)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2023	2022	Change

Ordinary:

Reserves	$11,777	$16,981	$(5,204)

Investments	2,219	2,338	(119)

Provision for dividends	—	22	(22)

Fixed assets	4,133	2,765	1,368

Compensation and benefit accrual	22,623	22,797	(174)

Receivables - non-admitted	17,905	18,776	(871)

Tax credit carryforward	88,372	139,671	(51,299)

Intangible	227,519	244,114	(16,595)

NOL	72,213	—	72,213

Other	21,418	14,770	6,648

Total ordinary gross deferred tax assets	468,179	462,234	5,945

Valuation allowance adjustment	—	—	—

Total adjusted ordinary gross deferred tax assets	468,179	462,234	5,945

Non-admitted ordinary deferred tax assets	(273,412)	(317,543)	44,131

Admitted ordinary deferred tax assets	194,767	144,691	50,076

Capital:

Investments	—	—	—

Net Capital Loss Carryforward	14,904	—	14,904

Total capital gross deferred tax assets	14,904	—	14,904

Valuation allowance adjustment	(14,904)	—	(14,904)

Total adjusted gross capital deferred tax assets	—	—	—

Non-admitted capital deferred tax assets	—	—	—

Admitted capital deferred tax assets	—	—	—

Total admitted deferred tax assets	$194,767	$144,691	$50,076

Deferred income tax liabilities:

Ordinary:

Investments	$(19,392)	$(10,781)	$(8,611)

Premium receivable	(2,471)	(2,828)	357

Policyholder reserves	(4,212)	(6,318)	2,106

Experience refunds	—	—	—

Other	(3,249)	(3,419)	170

Total ordinary deferred tax liabilities	(29,324)	(23,346)	(5,978)

Capital

Investments	$(13,263)	$(19,353)	$6,090

Total capital deferred tax liabilities	(13,263)	(19,353)	6,090

Total deferred tax liabilities	$(42,587)	$(42,699)	$112

Net admitted deferred income tax asset	$152,180	$101,992	$50,188

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2023	2022	Change

Total deferred income tax assets	$468,179	$462,234	$5,945

Total deferred income tax liabilities	(42,587)	(42,699)	112

Net deferred income tax asset	$425,592	$419,535	6,057

Tax effect of unrealized capital gains (losses)			(4,427)

Tax-effect of change in minimum pension liability			(162)

Other Surplus			5,888

Change in net deferred income tax			$7,356

	December 31,
	2022	2021	Change

Total deferred income tax assets	$462,234	$461,912	$322

Total deferred income tax liabilities	(42,699)	(36,206)	(6,493)

Net deferred income tax asset	$419,535	$425,706	(6,171)

Tax effect of unrealized capital gains (losses)			(8,631)

Other Surplus			1,017

Change in net deferred income tax			$(13,785)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2023	2022	2021

Income tax expense at statutory rate	$227,550	$106,303	$66,774

Earnings from subsidiaries	(111,166)	(46,746)	(31,726)

Tax exempt investment income	(2,072)	262	(4,430)

Ceding commission net of transaction expenses	(30,716)	37,141	(17,606)

Change in statutory valuation allowance adjustment	14,904	—

Dividend received deduction	(4,140)	(4,220)	(4,751)

Tax adjustment for interest maintenance reserve	630	(37,223)	(31,757)

Prior year adjustment	3,264	90	101

Non-deductible Personal Capital contingent consideration	—	(5,171)	12,986

Statutory purchase accounting adjustment	—	(14,415)	65,891

Tax effect on non-admitted assets	1,722	1,587	(5,382)

Tax credits	(840)	(3,122)	(1,419)

Income tax on realized capital gain (loss)	(43,095)	(42,088)	(11,627)

Tax contingency	—	(448)	(1,926)

Net Operating Loss	(72,213)	—	—

Other	1,959	146	(852)

Total	$(14,213)	$(7,904)	$34,276

	2023	2022	2021

Federal income taxes incurred	$(6,857)	$(21,689)	$10,774

Change in net deferred income taxes	(7,356)	13,785	23,502

Total income taxes	$(14,213)	$(7,904)	$34,276

As of December 31, 2023, there is $343,870 of net operating loss carryforwards available for tax purposes.

As of December 31, 2023, the Company has Guaranteed Federal Low Income Housing tax credit carryforwards of $68,867. These credits will begin to expire in 2033.

As of December 31, 2023, the Company has $70,972 of capital loss carryforward.

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great West Lifeco US LLC

Empower Financial Services, Inc. Empower Holdings, Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Empower Life & Annuity Insurance Company of New York

Putnam Investments LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investors Services, Inc.

PanAgora Holdings, Inc.

PanAgora Asset Management, Inc.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Empower Advisory Group, LLC

Empower Trust Company, LLC

Empower Capital Management, LLC

Personal Capital Services Corporation

TBG Insurance Services Corporation

The Company, Great-West life & Annuity Insurance Company of South Carolina and Empower Life & Annuity Insurance Company of New York (“ELAINY”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The EAICA Subgroup accounts for income taxes on the modified separate return method on its separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the EAICA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the US consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the US Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The EAICA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP No. 101. As of December 31, 2023 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0, with the exception of interest and penalties. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2023 and 2022, the Company recognized approximately $0 and $(448) of benefit and expense, respectively, from interest and penalties related to the uncertain tax positions. The Company had $0 and $0 accrued for the payment of interest and penalties at December 31, 2023 and 2022, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2019 and prior. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2023 and 2022 was $14,904 and $0 respectively. The valuation allowance adjustment relates to Management’s uncertainty as to the Company’s ability to use the Capital Loss carryforwards, therefore, a valuation allowance has been recognized with respect to the Company’s Capital Loss carryforward DTA.

The reporting entity is an applicable reporting entity with respect to the Corporate Alternative Minimum Tax (“CAMT”). The reporting entity may be charged with a portion of the CAMT incurred by the consolidated group or credited with a portion of the consolidated group’s CAMT credit utilization. The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance. There have been NO material modifications to the methodology used to project future regular tax liability as a result of the CAMT. The credit generated as of December 31, 2023 was $19,504.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Gross AMT Credit Recognized as: Current year recoverable	—

Gross AMT Credit Recognized as: Deferred tax asset (DTA)	19,504

Beginning Balance of AMT Credit Carryforward	—

Amounts Recovered	—

Adjustments	(19,504)

Ending Balance of AMT Credit Carryforward (5=2-3-4)	19,504

Reduction for Sequestration	—

Nonadmitted by Reporting Entity	19,504

Reporting Entity Ending Balance (8=5-6-7)	—

The Company does not have any foreign operations as of the periods ended December 31, 2023 and December 31, 2022 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

14. Employee Benefit Plans

Supplemental Executive Retirement Plans

The Company provides a Supplemental Executive Retirement Plan to certain key executives. This plan provides key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

The following table provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Supplemental Executive Retirement plan, where applicable:

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2023	2022
Change in projected benefit obligation:
Benefit obligation, January 1	$23,862	$39,408
Service cost	—	—
Interest cost	985	1,009
Actuarial (gain) loss	771	(5,184)
Settlement	(3,299)	(1,237)
Regular benefits paid	(2,348)	(10,134)

Benefit obligation and under funded status, December 31	$19,971	$23,862

Accumulated benefit obligation	19,971	23,862

During 2020, the Company adopted the Society of Actuaries Mortality Improvement Scale (MP-2020) which the Company elected to continue to use for 2023.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company offers unfunded, non-qualified deferred compensation plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains / losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in Other liabilities in the accompanying statutory financial statements, are $48,098 and $47,402 at December 31, 2023 and 2022, respectively.

15. Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco Plan”) that provides for the granting of options on its common shares to certain of its officers and employees. The Company’s participation in the Lifeco plan was discontinued following the 2019 fiscal year and no options were granted to the Company’s officers and employees in the current year. However, several of the Company’s officers hold vested and unvested options granted under the Lifeco Plan.

Options are either regular options or contingent options. Regular options are generally granted in multi-year allotments. Regular options granted prior to 2019 become exercisable at the rate of twenty percent (20%) per year commencing one year after the date of the grant. For options granted in 2019 and thereafter, fifty percent (50%) of the regular options become exercisable three years from the date of grant, and the remaining fifty percent (50%) become exercisable four years from the date of grant. Contingent options do not become exercisable unless and until conditions prescribed by the Human Resources Committee have been satisfied.

Options generally expire ten years after the date of the grant, except that if options would otherwise expire during a blackout period or within ten business days of the end of a blackout period, the expiry date for the options is extended to the tenth business day after the expiry date of the blackout period.

In the event of the death of a participant or the termination of a participant’s employment, then the period within which the options may be exercised is generally reduced depending on the circumstances surrounding the death or termination of employment. Options are not assignable by participants otherwise than by will or pursuant to the laws of succession. Lifeco does not provide any financial assistance to participants to facilitate the purchase of common shares under the Lifeco Plan. Subject to any regulatory or shareholder approval required by law, the Lifeco Board of Directors may amend the Lifeco Plan or the terms of a grant.

16. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual life insurance participating policies were 75%, 99%, and 30% total individual life insurance premiums earned during the years ended December 31, 2023, 2022 and 2021 respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $5,170, $10,047 and $18,129 to its policyholders during the years ended December 31, 2023, 2022 and 2021, respectively.

17. Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2023. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

18. Commitments and Contingencies

Future Contractual Obligations

The following table summarizes the Company’s estimated future contractual obligations:

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Payment due by period
	2024	2025	2026	2027	2028	Thereafter	Total

Surplus notes - principal (1)	$—	$527,500	$—	$12,000	$—	$1,538,225	$2,077,725

Surplus notes - interest (2)	74,030	72,368	67,383	67,383	66,963	1,481,007	1,829,134

Investment purchase obligations (3)	756,793	—	—	—	—	5,000	761,793

Other liabilities (4)	41,722	—	—	—	—	—	41,722

Total	$872,545	$599,868	$67,383	$79,383	$66,963	$3,024,232	$4,710,374

(1) Surplus notes principal - Represents contractual maturities of principal due to the Company’s parent, EHI, under the terms of four long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s Statement of Admitted Assets, Liabilities, Capital and Surplus because of the $32,270 of unamortized debt modification gain as discussed in Note 12.

(2) Surplus notes interest - All surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2023.

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2023 was $761,793, of which $714,375 were related to limited partnership interests. Related party transactions comprise $57,020 of the unfunded limited partnership interests at December 31, 2023. At December 31, 2023, $756,793 was due within one year, and $5,000 was due after five years.

(4) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected benefit payments for the Company’s supplemental executive retirement plan through 2023

Rent expense for the years ended December 31, 2023, 2022 and 2021 were $29,844, $29,024 and $30,243 respectively.

The Company has a replacement revolving credit facility agreement in the amount of $50,000 for general corporate purposes effective November 1, 2023, and expires on November 1, 2028. The original agreement entered on March 1, 2018, and subsequently amended, expired on October 31, 2023. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $2,664,522, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2023 and 2022. At December 31, 2023 and 2022, there were no outstanding amounts related to the current and prior credit facilities.

In addition, the Company has other letters of credit with a total amount of $8,595, renewable annually for an indefinite period of time. At December 31, 2023 and 2022, there were no outstanding amounts related to those letters of credit.

In October 2020, the Company became a member of the FHLB of Topeka. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2023, the Company had an estimated borrowing capacity of approximately $442,426. All borrowings must be collateralized and the required collateral amount is based on the type of investment securities pledged. No amounts were borrowed as of December 31, 2023 and 2022. Additionally, the Company was required to purchase FHLB of Topeka stock and, at December 31, 2023 and 2022, owns $500 and $501, respectively, of Class A stock which are currently not eligible for redemption.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations, or cash flows.

The liabilities transferred and ceding commission received at the closing of the MassMutual transaction are subject to future adjustments. In December 2021, MassMutual provided the Company with its listing of proposed adjustments with respect to the liabilities transferred. In December 2021, the Company formally objected to these proposed adjustments. The Master Transaction Agreement requires the parties to attempt to resolve these differences in an informal manner. As of December 2022, the disputed amounts were resolved and the adjustments were not significant to the overall financial statements.

The Company and certain of its subsidiaries are defendants in legal actions, including class actions, relating to the costs and features of their retirement and fund products and the conduct of their businesses. Management believes the claims are without merit and will be vigorously defending these actions. Based on the information presently known these actions will not have a material adverse effect on the financial position of the Company.

On June 1, 2019, the Company sold, via indemnity reinsurance, substantially all of its individual life insurance and annuity business to Protective Life Insurance Company (Protective Life). In connection with that transaction, the Company provided standard indemnities to the buyer. In 2022, Protective Life made claims under those indemnities. Although it is continuing to review the claims, the Company has established in the second quarter of 2023 a provision for $42,500 in other liabilities for the aggregate potential liability for the claims using available information.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

The Company and ELAINY have an agreement whereby the Company has committed to provide financial support to ELAINY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in shares of ELAINY in order for ELAINY to maintain the capital and surplus at the greater of 1) $6,000, 2) 200% of ELAINY RBC minimum capital requirements if ELAINY total assets are less than $3,000,000 or 3) 175% of ELAINY RBC minimum capital requirements if ELAINY total assets are $3,000,000 or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2023 and 2022 for obligations under the guarantee.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

19. Reconciliation between Annual Statement and Audited Financial Statements

The following table presents as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statement as of December 31, 2023.

	Annual Statement	Adjustment	Audited Statutory Financial Statements
Balance Sheet:
Total admitted assets	$72,153,033	$(59,353)	$72,093,680
Capital and surplus	3,843,276	(61,270)	3,782,006

Statutory Statement of Operations:
Net income	1,088,263	(62,301)	1,025,962

Statutory Statement of Cash Flows:
Operating activities	(3,206,370)	(75,263)	(3,281,633)
Financing and miscellaneous activities	1,204,387	75,263	1,279,650

20. Subsequent Events

The Company was part of a legal entity reorganization which took place on January 1, 2024. As a result of the reorganization, the Company is now a direct wholly-owned subsidiary of Empower Holdings, LLC (“EHL”), a holding company. EHL is a direct wholly-owned subsidiary of Lifeco U.S. The Company is now the owner of additional U.S. noninsurance subsidiaries, primarily a quantitative asset manager. The Company is in the process of assessing the impact of the reorganization on the Company’s investment in subsidiaries and risk based capital.

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through March 29, 2024, the date on which they were issued.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2023

Investment income earned:

U.S. Government bonds	$3,360

Other bonds (unaffiliated)	1,006,912

Bonds of affiliates	(144)

Preferred stocks (unaffiliated)	2,946

Preferred stocks of affiliates	2,971

Common stocks (unaffiliated)	52

Mortgage loans	204,415

Real estate	32,253

Contract loans	182,531

Cash, cash equivalents and short-term investments	49,548

Derivative instruments	41,131

Other invested assets	567,873

Aggregate write-ins for investment income	7,959

Gross investment income	$2,101,807

Real estate owned - Book value less encumbrances:	$49,381

Mortgage loans - Book value:

Commercial mortgages	$5,840,441

Mortgage loans by standing - Book value:

Good standing	$5,799,249

Interest overdue more than 90 days, not in foreclosure	37,669

Foreclosure in process	3,523

Other long-term invested assets - Statement value:	$963,360

Contract loans	$3,711,737

Bonds and stocks of parents, subsidiaries and affiliates - Book value:

Bonds	$558

Common stocks	$1,848,339

Bonds and short-term investments by maturity and NAIC designation:

Bonds by maturity - Statement value:

Due within one year or less	$2,406,820

Over 1 year through 5 years	10,997,389

Over 5 years through 10 years	9,923,206

Over 10 years through 20 years	2,280,146

Over 20 years	1,618,832

Total by maturity	$27,226,393

(Continued)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2023

Bonds and short-term investments by NAIC designation - Statement value:

NAIC 1	$14,442,033

NAIC 2	12,257,352

NAIC 3	502,004

NAIC 4	20,967

NAIC 5	4,037

Total by NAIC designation	$27,226,393

Total bonds publicly traded	$14,379,269

Total bonds privately placed	$12,847,124

Preferred stocks - Statement value	$82,263

Common stocks - Market value	$1,848,916

Short-term investments - Book value	$361,775

Collar, swap and forward agreements open - Statement value	$229,489

Futures contracts open - Current value	$3,141

Cash on deposit	$71,244

Life insurance in-force:

Ordinary	$5,420,687

Group life	—

Life insurance policies with disability provisions in-force:

Ordinary	$10,294

Group life	15,310

Supplementary contracts in-force:

Ordinary - not involving life contingencies:

Amount on deposit	$—

Income payable	—

Ordinary - involving life contingencies:

Income payable	—

Group - not involving life contingencies:

Amount on deposit	—

Income payable	—

Group - involving life contingencies:

Income payable	118

Annuities:

Ordinary:

Immediate - amount of income payable	$—

Deferred - fully paid account balance	137

Deferred - not fully paid - account balance	—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2023

(Continued)

Group:

Certificates - amount of income payable	$—

Certificates - fully paid account balance	28

Certificates - not fully paid account balance	47,992,734

Accident and health insurance - equivalent premiums in-force:

Group	$—

Deposit funds and dividend accumulations

Deposit funds - account balance	9,529,406

Deposit accumulations - account balance	15,144

Claim payments:

Group accident and health:

2023	$—

2022	—

2021	4,009

2020	9,856

2019	5,917

Prior	22,706

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

SUMMARY INVESTMENT SCHEDULE

		Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
		1	2	3	4	5	6
	Investment Categories	Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1.	Long-Term Bonds (Schedule D, Part 1):
	1.01 U.S. governments	104,690,060	0.251	104,690,060		104,690,060	0.254
	1.02 All other governments	164,812,244	0.394	164,812,244		164,812,244	0.401
	1.03 U.S. states, territories and possessions, etc. guaranteed	272,742,857	0.653	272,742,857		272,742,857	0.663
	1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	28,470,734	0.068	28,470,734		28,470,734	0.069
	1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	737,360,862	1.764	737,360,862		737,360,862	1.792
	1.06 Industrial and miscellaneous	24,878,976,729	59.532	24,878,976,729		24,878,976,729	60.463
	1.07 Hybrid securities	66,720,200	0.160	66,720,200		66,720,200	0.162
	1.08 Parent, subsidiaries and affiliates	557,861	0.001	557,861		557,861	0.001
	1.09 SVO identified funds	0	0.000			0	0.000
	1.10 Unaffiliated bank loans	337,403,847	0.807	337,403,847		337,403,847	0.820
	1.11 Unaffiliated certificates of deposit	0	0.000			0	0.000
	1.12 Total long-term bonds	26,591,735,394	63.631	.26,591,735,394	0	26,591,735,394	64.626
2.	Preferred stocks (Schedule D, Part 2, Section 1):
	2.01 Industrial and miscellaneous (Unaffiliated)	81,762,534	0.196	81,762,534		81,762,534	0.199
	2.02 Parent, subsidiaries and affiliates	500,000	0.001	500,000		500,000	0.001
	2.03 Total preferred stocks	82,262,534	0.197	82,262,534	0	82,262,534	0.200
3.	Common stocks (Schedule D, Part 2, Section 2):
	3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000			0	0.000
	3.02 Industrial and miscellaneous Other (Unaffiliated)	550,600	0.001	550,600		550,600	0.001
	3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000			0	0.000
	3.04 Parent, subsidiaries and affiliates Other	1,848,408,399	4.423	1,666,241,753		1,666,241,753	4.049
	3.05 Mutual funds	26,339	0.000	26,399		26,399	0.000
	3.06 Unit investment trusts	0	0.000			0	0.000
	3.07 Closed-end funds	0	0.000			0	0.000
	3.08 Exchange traded funds	0	0.000			0	0.000
	3.09 Total common stocks	1,848,985,338	4.424	1,666,818,752	0	1,666,818,752	4.051
4.	Mortgage loans (Schedule B):
	4.01 Farm mortgages	0	0.000			0	0.000
	4.02 Residential mortgages	0	0.000			0	0.000
	4.03 Commercial mortgages	5,896,552,346	14.110	5,896,552,346		5,896,552,346	14.330
	4.04 Mezzanine real estate loans	0	0.000			0	0.000
	4.05 Total valuation allowance	(56,111,559)	(0.134)	(56,111,559)		(56,111,559)	(0.136)
	4.06 Total mortgage loans	5,840,440,787	13.975	5,840,440,787	0	5,840,440,787	14.194
5.	Real estate (Schedule A):
	5.01 Properties occupied by company	31,466,501	0.075	31,466,501		31,466,501	0.076
	5.02 Properties held for production of income	17,913,635	0.043	17,913,635		17,913,635	0.044
	5.03 Properties held for sale		0.000	0		0	0.000
	5.04 Total real estate	49,380,136	0.118	49,380,136	0	49,380,136	0.120
6.	Cash, cash equivalents and short-term investments:
	6.01 Cash (Schedule E, Part 1)	71,243,649	0.170	71,242,921		71,242,921	0.173
	6.02 Cash equivalents (Schedule E, Part 2)	1,215,632,405	2.909	1,215,632,405	317,362,389	1,532,994,794	3.726
	6.03 Short-term investments (Schedule DA)	361,775,243	0.866	361,775,244		361,775,244	0.879
	6.04 Total cash, cash equivalents and short-term investments	1,648,651,297	3.945	1,648,650,570	317,362,389	1,966,012,959	4.778
7.	Contract loans	3,711,736,909	8.882	3,711,736,909		3,711,736,909	9.021
8.	Derivatives (Schedule DB)	248,541,853	0.595	248,541,853		248,541,853	0.604
9.	Other invested assets (Schedule BA)	1,412,852,517	3.381	951,620,144		951,620,144	2.313
10.	Receivables for securities	38,683,144	0.093	38,683,144		38,683,144	0.094
11.	Securities Lending (Schedule DL, Part 1)	317,362,389	0.759	317,362,389	XXX	XXX	XXX
12.	Other invested assets (Page 2, Line 11)	0	0.000	0		0	0.000

13.	Total invested assets	41,790,632,298	100.000	41,147,232,612	317,362,389	41,147,232,612	100.000

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
For The Year Ended December 31, 2023
(To Be Filed by April 1)
Of The Empower Annuity Insurance Company of America

ADDRESS (City, State and Zip Code) Greenwood Village , CO 80111

NAIC Group Code 0769 NAIC Company Code 68322 Federal Employer’s Identification Number (FEIN) 84-0467907

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$48,945,787,176

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

2.01	GOLDMAN SACHS	Money Market Funds	$422,287,185	0.9%
2.02	MORGAN STANLEY FUNDS	Money Market Funds	$422,287,184	0.9%
2.03	Rose	Mortgages	$344,592,433	0.7%
2.04	Cabot	Mortgages	$330,465,084	0.7%
2.05	The Irvine Company	Mortgages	$269,501,154	0.6%
2.06	High Street	Mortgages	$237,433,873	0.5%
2.07	Heitman	Mortgages	$181,897,435	0.4%
2.08	Lion Industrial Trust	Mortgages	$168,965,828	0.3%
2.09	JPMORGAN CHASE & CO	Bonds	$161,346,621	0.3%
2.10	The Blackstone Group	Mortgages	$159,485,497	0.3%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3		4
3.01	NAIC 1	$14,442,032,521	29.5%	3.07	NAIC 1		$81,762,533	0.2%
3.02	NAIC 2	$12,257,351,930	25.0%	3.08	NAIC 2	$		0.0%
3.03	NAIC 3	$502,003,927	1.0%	3.09	NAIC 3	$		0.0%
3.04	NAIC 4	$20,966,917	0.0%	3.10	NAIC 4	$		0.0%
3.05	NAIC 5	$4,037,027	0.0%	3.11	NAIC 5		$500,000	0.0%
3.06	NAIC 6	$1,030	0.0%	3.12	NAIC 6	$		0.0%

4.	Assets held in foreign investments:
4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?			Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.
4.02	Total admitted assets held in foreign investments		$5,253,489,722	10.7%
4.03	Foreign-currency-denominated investments		$2,576,320,803	5.3%
4.04	Insurance liabilities denominated in that same foreign currency	$		0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

			1		2
5.01	Countries designated NAIC-1			$5,000,760,754	10.2%
5.02	Countries designated NAIC-2			$201,646,428	0.4%
5.03	Countries designated NAIC-3 or below			$51,082,540	0.1%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

			1		2
	Countries designated NAIC - 1:
6.01	Country 1: United Kingdom			$1,891,281,189	3.9%
6.02	Country 2: Australia			$625,150,735	1.3%
	Countries designated NAIC - 2:
6.03	Country 1: Mexico			$84,091,039	0.2%
6.04	Country 2: Indonesia			$36,924,124	0.1%
	Countries designated NAIC - 3 or below:
6.05	Country 1: Global			$12,469,835	0.0%
6.06	Country 2: Faroe Islands			$11,443,622	0.0%

			1		2
7.	Aggregate unhedged foreign currency exposure		$		0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

			1		2
8.01	Countries designated NAIC-1		$		0.0%
8.02	Countries designated NAIC-2		$		0.0%
8.03	Countries designated NAIC-3 or below		$		0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

			1		2
	Countries designated NAIC - 1:
9.01	Country 1:		$		0.0%
9.02	Country 2:		$		0.0%
	Countries designated NAIC - 2:
9.03	Country 1:		$		0.0%
9.04	Country 2:		$		0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:		$		0.0%
9.06	Country 2:		$		0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3		4
	Issuer	NAIC Designation
10.01	SHV NEDERLAND BV	2		$132,947,618	0.3%
10.02	SIEMENS FINANCIERINGSMAT NV	1		$100,775,713	0.2%
10.03	SUMITOMO MITSUI FINANCIAL GRP	1		$77,166,254	0.2%
10.04	APTIV PLC	2		$62,046,215	0.1%
10.05	JOHNSON MATTHEY PLC	1		$61,924,231	0.1%
10.06	ANGLO AMERICAN CAPITAL PLC	2		$61,172,026	0.1%
10.07	SCHLUMBERGER INVESTMENT SA	1		$60,449,887	0.1%
10.08	ANHEUSER BUSCH INBEV SA/NV	3		$59,891,936	0.1%
10.09	Imperial Hotels Properties Limited	CM1		$48,841,925	0.1%
10.10	CANADA PENSION PLAN INVESTMENT BOARD	CM1		$48,128,375	0.1%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?			Yes [X] No [ ]

	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1		2
11.02	Total admitted assets held in Canadian investments	$		0.0%
11.03	Canadian-currency-denominated investments	$		0.0%
11.04	Canadian-denominated insurance liabilities	$		0.0%
11.05	Unhedged Canadian currency exposure	$		0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?			Yes [X] No [ ]

	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2		3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		0.0%
	Largest three investments with contractual sales restrictions:
12.03		$		0.0%
12.04		$		0.0%
12.05		$		0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?			Yes [ ] No [X]

	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1	2		3
	Issuer
13.02	EMPOWER ANNUNITY INSURANCE COMPANY		$1,288,899,513	2.6%
13.03	EMPOWER LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK		$363,228,455	0.7%
13.04	EMPOWER ADVISORY GROUP (fka AAG)		$133,209,574	0.3%
13.05	CPS MANAGERS FUND (KKR)		$105,042,403	0.2%
13.06	PSEIP US FEEDER FUND I LP		$86,262,747	0.2%
13.07	NORTHLEAF CAPITAL OPP 1 LP		$59,042,695	0.1%
13.08	NORTHLEAF INFRASTR III LP		$51,166,758	0.1%
13.09	PEG CO-INVESTMENT FUND I		$35,603,641	0.1%
13.10	INVESCO CLO EQUITY FUND 3 LP		$34,199,200	0.1%
13.11	VINTAGE VIII FUNDS (GSAM)		$33,623,335	0.1%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?					Yes [X] No [ ]

	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1		2		3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities		$			0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03			$			0.0%
14.04			$			0.0%
14.05			$			0.0%

	Ten largest fund managers:
	1	2	3		4
	Fund Manager	Total Invested	Diversified		Nondiversified
14.06	GOLDMAN SACHS	$422,287,185		$422,287,185	$
14.07	MORGAN STANLEY FUNDS	$422,287,184		$422,287,184	$
14.08	DREYFUS GOVERNMENT CASH MGMT	$71,974,503		$71,974,503	$
14.09	FIRST AMERICAN FUNDS	$26,200,735		$26,200,735	$
14.10	FEDERATED GOVERNMENT OBLIGATIONS	$10,457,100		$10,457,100	$
14.11	EMPOWER FUNDS INC	$26,339		$26,339	$
14.12		$0			$
14.13		$0			$
14.14		$0			$
14.15		$0			$

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?					Yes [X] No [ ]

	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.
	1		2		3
15.02	Aggregate statement value of investments held in general partnership interests					$0.0%
	Largest three investments in general partnership interests:
15.03						$0.0%
15.04						$0.0%
15.05						$0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ]	No [X]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2			3
16.02	Commercial		$344,592,433		0.7%
16.03	Commercial		$330,465,084		0.7%
16.04	Commercial		$269,501,154		0.6%
16.05	Commercial		$237,433,873		0.5%
16.06	Commercial		$181,897,435		0.4%
16.07	Commercial		$168,965,828		0.3%
16.08	Commercial		$159,485,497		0.3%
16.09	Commercial		$142,629,697		0.3%
16.10	Commercial		$121,829,533		0.2%
16.11	Commercial		$111,321,604		0.2%

	Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:
				Loans
16.12	Construction loans	$			0.0%
16.13	Mortgage loans over 90 days past due		$54,169,282		0.1%
16.14	Mortgage loans in the process of foreclosure		$4,843,663		0.0%
16.15	Mortgage loans foreclosed	$			0.0%
16.16	Restructured mortgage loans	$			0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan to Value	1	2	3	4	5	6
17.01 above 95%		$0.0%		$0.0%		$0.0%
17.02 91 to 95%		$0.0%		$0.0%		$0.0%
17.03 81 to 90%		$0.0%		$0.0%		$0.0%
17.04 71 to 80%		$0.0%		$0.0%		$0.0%
17.05 below 70%		$0.0%	$ 5,840,440,787	11.9%		$0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ]	No [ ]

	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

	Largest five investments in any one parcel or group of contiguous parcels of real estate.
	Description 1	2		3
18.02		$		0.0%
18.03		$		0.0%
18.04		$		0.0%
18.05		$		0.0%
18.06		$		0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?		Yes [ X ]	No [ ]

	If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.
	1	2		3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$		0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$		0.0%
19.04		$		0.0%
19.05		$		0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company of America

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End			At End of Each Quarter
					1st Quarter	2nd Quarter		3rd Quarter
		1		2	3	4		5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)		$617,821,395	1.3%	$191,225,353		$729,722	$312,885,426
20.02	Repurchase agreements	$		0.0%	$	$		$
20.03	Reverse repurchase agreements	$		0.0%	$	$		$
20.04	Dollar repurchase agreements	$		0.0%	$	$		$
20.05	Dollar reverse repurchase agreements	$		0.0%	$	$		$

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

				Owned		Written
				1	2	3		4
21.01	Hedging			$	0.0%	$		0.0%
21.02	Income generation			$	0.0%	$		0.0%
21.03	Other			$	0.0%	$		0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End			At End of Each Quarter
					1st Quarter	2nd Quarter		3rd Quarter
		1		2	3	4		5
22.01	Hedging		$39,145,743	0.1%	$54,354,251		$54,268,650	$51,773,199
22.02	Income generation		$0	0.0%	$0		$0	$0
22.03	Replications		$0	0.0%	$0		$0	$0
22.04	Other		$129,185	0.0%	$88,671		$94,781	$103,446

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End			At End of Each Quarter
					1st Quarter	2nd Quarter		3rd Quarter
		1		2	3	4		5
23.01	Hedging		$23,635	0.0%	$1,901,568		$1,352,890	$1,442,893
23.02	Income generation		$0	0.0%	$0		$0	$0
23.03	Replications		$0	0.0%	$0		$0	$0
23.04	Other		$0	0.0%	$0		$0	$0

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

As of and for the Year Ended December 31, 2023

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance
b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles (“GAAP”). As such, the Company has not ceded any risk during the period ended December 31, 2023 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2023 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

Variable Annuity-8 Series

Account of Empower Annuity

Insurance Company of America

Annual Report

December 31, 2023

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

INVESTMENT DIVISION

EMPOWER SECUREFOUNDATION® BALANCED FUND

ASSETS:
Investments at fair value (1)	$56,871,338
Purchase Payments Receivable	2,588

Total assets	56,873,926

LIABILITIES:
Payable for fund shares purchased	996
Redemptions Payable	1,592

Total Liabilities	2,588

NET ASSETS	$56,871,338

NET ASSETS REPRESENTED BY:
Accumulation units	$56,871,338

ACCUMULATION UNITS OUTSTANDING	3,445,441

UNIT VALUE (ACCUMULATION)	$16.51

(1) Cost of investments:	$63,403,743
Shares of investments:	7,512,726

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

INVESTMENT DIVISION

EMPOWER SECUREFOUNDATION® BALANCED FUND

INVESTMENT INCOME:
Dividends	$2,454,215

NET INVESTMENT INCOME (LOSS)	2,454,215

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(2,061,378)
Realized gain distributions	1,522,787

Net realized gain (loss) on investments	(538,591)

Change in net unrealized appreciation (depreciation) on investments	5,027,142

Net realized and unrealized gain (loss) on investments	4,488,551

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,942,766

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31, 2023

INVESTMENT DIVISION

	EMPOWER SECUREFOUNDATION® BALANCED FUND
	2023	2022

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,454,215	$1,852,338
Net realized gain (loss) on investments	(538,591)	2,146,713
Change in net unrealized appreciation (depreciation) on investments	5,027,142	(10,844,676)

Increase (decrease) in net assets resulting from operations	6,942,766	(6,845,625)

CONTRACT TRANSACTIONS:
Purchase payments received	240,820	228,505
Transfers for contract benefits and terminations	(3,351,681)	(2,712,835)
Net transfers	1,239,688	11,566,196
Contract charges	(790,010)	(694,777)
Other, net	(183,237)	(114,463)

Increase (decrease) in net assets resulting from contract transactions	(2,844,420)	8,272,626

Total increase (decrease) in net assets	4,098,346	1,427,001

NET ASSETS:
Beginning of period	52,772,992	51,345,991

End of period	$56,871,338	$52,772,992

CHANGES IN UNITS OUTSTANDING:
Units issued	97,366	957,927
Units redeemed	(282,446)	(357,301)

Net increase (decrease)	(185,080)	600,626

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2023

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Variable Annuity-8 Series Account (the Series Account), a separate account of Empower Annuity Insurance Company of America (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. It was established to receive and invest premium payments under group and individual variable deferred annuity contracts. The Series Account consists of one investment division (Investment Division), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2023, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends and capital gains, if any, are reinvested in additional full and fractional shares of the related mutual funds. Capital gain distributions, if any, received from the underlying mutual funds are recorded as ‘Realized gain distributions’ within the net realized and unrealized gain/(loss) on investments section of the Statement of Operations.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, Net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2023, were as follows:

Investment Division	Purchases	Sales
EMPOWER SECUREFOUNDATION® BALANCED FUND	$ 9,356,755	$ 8,224,084

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges

The Company may deduct an annual maintenance charge of $100, which is made directly to contract owner accounts through the redemption of units, for each contract. The maintenance charge is recorded as Contract charges in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Premium Taxes

The Company presently intends to pay any premium tax levied by any governmental entity as a result of the existence of the participant accounts or the Series Account.

Deductions for Assumption of Mortality and Expense Risks

The Company assumes mortality and expense risks related to the operations of the Series Account. It deducts a daily charge from the unit value of each Investment Division equal to an effective annual rate of 0.00%. If Applicable, this charge is recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Optional GLWB Rider Benefit Fee

The Company deducts a quarterly charge equal to a maximum annual rate of 1.50% from the covered fund value for the guaranteed lifetime withdrawal benefit. Currently, this charge is 0.90%. This charge is recorded as Contract charges on the Statement of Changes in Net Assets of the applicable Investment Division.

Related Party Transactions

Empower Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Empower Capital Management, LLC (ECM), a wholly owned subsidiary of the Company, serves as investment adviser to Empower Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Empower Funds, Inc. to compensate ECM for investment advisory services.

4.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2023, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 8, 2024. No subsequent events requiring adjustments or disclosures have occurred.

5.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISION	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return
2023	3,445	$16.51	to	$16.51	$56,871	4.52%	0.00%	to	0.00%	13.55%	to	13.55%
2022	3,631	$14.54	to	$14.54	$52,773	3.92%	0.00%	to	0.00%	(14.22)%	to	(14.22)%
2021	3,030	$16.95	to	$16.95	$51,346	3.67%	0.00%	to	0.00%	11.46%	to	11.46%
2020	4,042	$15.21	to	$15.21	$61,453	3.84%	0.00%	to	0.00%	14.26%	to	14.26%
2019	4,195	$13.31	to	$13.31	$55,818	3.64%	0.00%	to	0.00%	18.14%	to	18.14%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Annuity-8 Series Account of Empower Annuity Insurance Company of America and the Board of Directors of Empower Annuity Insurance Company of America

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Empower SecureFoundation® Balanced Fund, the investment division of Variable Annuity-8 Series Account of Empower Annuity Insurance Company of America (the “Series Account”) as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the investment division constituting the Series Account as of December 31, 2023, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 8, 2024

We have served as the auditor of one or more Empower Annuity Insurance Company of America separate accounts since 1981.

PART C
OTHER INFORMATION
Item 27. Financial Statements and Exhibits
(a)	Financial Statements

The statutory statements of admitted assets, liabilities, capital and surplus of Empower Annuity Insurance
Company of America (the “Depositor”) as of December 31, 2023 and 2022, and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended
December 31, 2023, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented are filed herewith.

(b)	Exhibits
(1)
Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant is incorporated by reference to Form N-4 Registration Statement filed April 24, 2015 (File No. 333-
203628).

	(2)	Not applicable.
(3)
Underwriting agreement between the Depositor and GWFS Equities, Inc. is incorporated by reference to
Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File
No. 333-203628).

	(4)	(a) Form of variable annuity contract is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
	(4)	(b) Form of certificate is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
	(5)	Form of variable annuity contract application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333- 203628).
	(6)	(a)
Amended and Restated Articles of Incorporation of Depositor are incorporated by reference to
Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015
(File No. 333-203628).

	(6)	(b) Amended and Restated By-laws of the Registrant effective July 29, 2020 are filed herewith.
	(7)	Not Applicable.
	(8)	(a)
Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated December 15,
2011 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration
Statement filed on October 7, 2015 (File No. 333-203628).

(b)
Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated
July 8, 2015 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4
Registration Statement filed on October 7, 2015 (File No. 333-203628).

	(9)	Not Applicable.
	(10)	Not Applicable.
	(11)	Opinion of counsel and consent is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203628).
	(12)	(a) Written Consent of Eversheds Sutherland (US) LLP is filed herewith.
(b) Written Consents of Deloitte & Touche LLP are filed herewith.
	(13)	Not Applicable.

(14)	Not Applicable.
(15)	Powers of Attorney for the officers and directors listed in the Signatures section of this registration statement filing. Filed herewith.
Item 28. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(4)	Chairman of the Board
E.F. Murphy III	(2)	Director, President & Chief Executive Officer
R. Bienfait	(4)	Director
M.R. Coutu	Brookfield Asset Management Inc. 335 8th Avenue SW, Suite 1700 Calgary, AB T2P 1C9	Director
A.R. Desmarais	(4)	Director
P.G. Desmarais III	(4)	Director
G.A. Doer	(1)	Director
G.J. Fleming	(2)	Director
C. Généreux	(4)	Director
A. Louvel	(2)	Director
P.B. Madoff	(2)	Director
P.A. Mahon	(1)	Director
R.L. Reynolds	(2)	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	(2)	Director
D. Shah	(2)	Director
G.D. Tretiak	(4)	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
R.H. Linton, Jr.	(2)	President & Chief Operating Officer
C. E. Waddell	(2)	President, Empower Personal Wealth
J.F. Bevacqua	(2)	Chief Risk Officer
C. Birk	(2)	Chief Investment Officer, Personal Wealth
J.E. Brown	(2)	Senior Vice President & Chief Investment Officer
C. Dugan	(2)	Chief Actuary
C. Kline	(2)	Executive Vice President & Chief Information Officer
D.G. McLeod	(2)	Senior Vice President & Chief Business Development Officer
C. Moritz	(2)	Senior Vice President & Chief Financial Officer
K. Noble	(3)	General Counsel & Chief Legal Officer
F. Robbins	(2)	Chief Information Officer, Personal Wealth
S. Sanchez	(2)	Chief Human Resources Officer
K. Stoner	(3)	Chief Compliance Officer
T. Wilson	(2)	Senior Vice President & Chief Product Development Officer
K. Roe	(2)	Corporate Controller
K. Ryan	(2)	Executive Vice President, Personal Wealth Sales & Advisory Services

Name	Principal Business Address	Positions and Offices with Depositor
W. Burton	(2)	Senior Vice President, Information Technology Application Development
J. Fedora	(2)	Senior Vice President, Participant Services
M. Harger	(2)	Senior Vice President, Client Services
W. Jeffries	(2)	Senior Vice President, Operations
S.E. Jenks	(2)	Senior Vice President, Marketing
W.J. McDermott	(2)	Senior Vice President, Large/Mega/Not-for- Profit
D.A. Morrison	(2)	Senior Vice President, Government Markets
T. Rosenbaum	(2)	Senior Vice President, Information Systems
J.M. Smolen	(2)	Senior Vice President, Core Market
R. Logsdon	(2)	Deputy General Counsel & Corporate Secretary
H. Dalessio	(2)	Head of Retirement Plan Services
J. Klaff	(2)	Head of Personal Wealth Marketing
K. Munro	(2)	National Sales Director, Core Markets
R. Tamblyn	(2)	Head of Product Wealth Management
J.D. Kreider	(2)	Senior Vice President & Head of Empower Investments
(1)
100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)
8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)
8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)
Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant (as of December 31, 2023
The Registrant is a separate account of Empower Annuity Insurance Company of America, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

Organizational Chart – December 31, 2023
I
OWNERSHIP OF POWER CORPORATION OF CANADA
The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
51.8413% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais
Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2023, 597,387,873
Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares
(PPS) carrying 10 votes per share; hence the total voting rights are 1,145,996,533.

Pansolo Holding Inc. owns directly and indirectly 46,944,592 SVS and 54,715,456 PPS, entitling Pansolo Holding Inc.
to an aggregate percentage of voting rights of 594,099,152 or 51.8413% of the total voting rights attached to the shares of PCC.

II
OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.
Empower Annuity Insurance Company of America Group of Companies (U.S. insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - Empower Holdings, Inc.
100.0% - Empower Annuity Insurance Company of America (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Empower Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Empower Advisory Group, LLC
100.0% - Empower Financial Services, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina (Fed ID #20-3387742 – NAIC # 12510, SC)
100.0% - Empower Retirement, LLC

100.0% - Empower Capital Management, LLC
100.0% - Empower Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.00% - Empower Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
100.0% - Empower Annuity Insurance Company
99.0% - Comosa Reit, L.P.
100.0% - Comosa GP, LLC
1.0% - Comosa Reit, L.P.
100.0% - TBG Insurance Services Corporation
100.0% - MC Insurance Agency Services, LLC
50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by TBG Insurance Services Corporation)
50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by MC Insurance Agency Services, LLC)
100.0% - Empower Services Holdings, LLC
100.0% - Empower Personal Wealth, LLC
100.0% - Personal Capital Services Corporation
99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)
100.0% - Empower Securities Holdings, LLC
100.0% - Empower Services Holdings US, LLC

B.
Putnam Investments Group of Companies (Mutual Funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
100.0% - PanAgora Asset Management GP, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company, LLC
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, LLC

100.0% - 37 Capital Structured Credit General Partner, LLC
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, L.L.C.
100.0% - 37 Capital General Partner, LLC
100.0% - 37 Capital Private Mortgage II General Partner, LLC
100.0% - Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Japan Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC
C.
The Canada Life Assurance Company Group of Companies (Canadian insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc.
100.0% - Great-West Lifeco LRCN Trust
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 II, LLC
100.0% - Great-West Lifeco Finance 2019, LLC
100.0% - Great-West Lifeco Finance 2019 II, LLC
100.0% - GW Lifeco U.S. Finance 2020, LLC
100.0% - Empower Finance 2020, LLC
1.0% - Great-West Lifeco U.S. Finance 2020 LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco, Inc.)
99.0% - Great-West Lifeco U.S. Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - GW Lifeco US Finance 2020 5 Year, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Empower Finance 2020 A, LLC
100.0% - Empower Finance 2020 B, LLC
100.0% - Empower Finance 2020 C, LLC
99.0% - Great-West Lifeco US Finance 2019, LP (1.0% owned by 2142540 Ontario Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company)
100.0% - Great-West Lifeco Finance 2017, LLC
99.0% - Great-West Lifeco U.S. Finance 2019 LP (1% owned by 2142540 Ontario Inc.)
100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)

1.0% - Great-West Life US Finance 2019 LP (99% owned by Great-West Lifeco Inc.)
100.0% - Empower Finance UK 2021 Limited
100.0% - Empower Finance Swiss 2021 GmbH
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc.
100.0% - 14653998 Canada Inc.
100.0% - 15422922 Canada Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
20.0% - 11249185 Canada Inc.
20.0% - Armstrong LP (1.0% owned by 11249185 Canada Inc.)
49.9% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
49.0% - Northleaf NCO (US) GP Ltd.
100.0% - Northleaf Capital Partners US GP LLC
49.0% - NICP IV GP Ltd.
100.0% - Northleaf Geothermal Holdings (Canada) GP Ltd.
49.0% - Northleaf Venture Catalyst Fund III GP Ltd.
49.0% - Northleaf Private Credit III GP Ltd.
100% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VIII GP Ltd.
100.0% - Northleaf Crescendo Holdings GP LLC
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
49.0% - NEIF GP Ltd.
100.0% - Northleaf Strategic Capital GP Ltd.
49.0% - Northleaf Global Private Equity GP Ltd.
100.0% - NICP I NWP US GP LLC
100% - NCP NWP US GP Ltd.
49.0% - Northleaf NICP III GP Ltd.
100.0% - NCP US Terminals GP LLC
49.0% - NPCO GP Ltd.
49.0% - Northleaf LPF Private Credit Holdings GP Ltd.
49.0% - NPC II Holdings GP Ltd.
100.0% - NCP Canadian Breaks GP LLC
100.0% - Northleaf Vault Holdings GP Ltd.
100.0% - NSPC-L GPC Ltd.
100.0% - NCP CSV Holdings GP Ltd.
100.0% - Northleaf Capital Advisors Ltd.

100.0% - Northleaf Trustees Limited
100.0% - Northleaf PE GP Ltd.
49.0% - Northleaf Growth Fund GP Ltd.
100.0% - Northleaf Capital Partners (Canada) Ltd.
100.0% - Northleaf Class C Sub Holdings Ltd.
100.0% - Northleaf Capital Partners Japan KK
100.0% - Northleaf SH288 GP Ltd.
100.0% - Northleaf Capital Partners (Australia) Pty Ltd.
100.0% - Northleaf Capital Partners (UK) Limited
49.0% - Northleaf NICP II GP Ltd.
100.0% - Northleaf Class C Holdings GP Ltd.
100.0% - Northleaf Capital Partners (USA) Inc.
100.0% - Annex Fund GP Ltd.
100.0% - Northleaf Capital Partners GP Ltd.
100.0% - SW Holdings GP Ltd.
100.0% - NICP IV GP LLC
49.0% - Northleaf Global Private Equity Holdings GP Ltd.
100.0% - NPC III RN (Canada) GP Ltd.
100.0% - Northleaf NICP III Canadian Class C Holdings Ltd.
100.0% - Northleaf Millennium Holdings (US) GP Ltd.
100.0% - Northleaf Millennium Holdings (Canada) GP Ltd.
49.0% - Northleaf Secondary Partners IV GP Ltd.
49.0% - Northleaf Star Holdings GP Ltd.
100.0% - Northleaf Star GPC Ltd.
49.0% - Northleaf Private Credit GP Ltd.
100.0% - NPC GPC Ltd.
100.0% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100.0% - NPC II GPC Ltd.
100.0% - NSPC GPC Ltd.
49.0% - NSPC GP Ltd.
49.0% - NSPC-L GP Ltd.
49.0% - NSPC-L Holdings GP Ltd.
49.0% - NPC I Holdings GP Ltd.
49.0% - Northleaf Private Credit II GP Ltd.
49.0% - Northleaf NCO GP Ltd.
100.0% - NSPC International GP Ltd.
100.0% - NSPC-L International GP Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100.0% - Northleaf PE Holdings GP Ltd.
100.0% - Northleaf Capital Partners GP II Ltd.
49.0% - Northleaf NICP II Holdings GP Ltd.
100.0% - The Canada Life Assurance Company (NAIC #80659, MI)
99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company)
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC

100.0% - EW PG – Airport Owner, LLC
100.0% - CL 25 North LLC
10.0% - 25 North Investors, LLC
100.0% - 25 North Investors SPE1, LLC
100.0% - 25 North Investors SPE3, LLC
100.0% - 25 North Investors SPE4-9, LLC
100.0% - Great-West US RE Acquisition, LLC
100.0% - EW GP Fund I LLC
100.0% - CL EVOX LLC
10.0% - EVOX Holdings LLC
100.0% - EVOX Holdings II LLC
100.0% - EVOX NJ Edison 65 LLC
100.0% - EVOX TRS LLC
100.0% - EVOX TN Smyrna 2699 LLC
100.0% - EVOX TX Sugar Land 12510 LLC
100.0% - EVOX OR Hillsboro 3550 LLC
100.0% - EVOX CA Oceanside 4665 LLC
100.0% - EVOX CA Fremont 43990 LLC
100.0% - EVOX AZ Chandler 800 LLC
100.0% - EVOX AZ Chandler Airpark LLC
100.0% - EVOX CO Centennial LLC
100.0% - EW GP Fund II LLC
100.0% - EW GP Fund I Managing Member LLC
99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)
41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great- West Investors LP Inc.)
100.0% - T.H. Lee Interests
77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)
100.0% - Great-West US Direct Residential Holdings Inc.
100.0% - GWL Direct 425 Trade LLC
100.0% - GWL Direct 32 Cambridge LLC
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - GWL Direct 1925 Grove LLC
100.0% - CL GFP LLC
10.0% - GFP CL Holdings LLC
100.0% - GFP CL Maspeth 55-30, LLC
100.0% - GWL Direct 1 Bulfinch Place LLC

100.0% - Great-West US Direct RE Acquisition LLC
100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC
100.0% - GWL Direct 3209 Lionshead LLC
100.0% - GWL Direct 18701-18901 38th LLC
100.0% - GWL Direct 12900 Airport LLC
100.0% - GWL Direct 25200 Commercentre LLC
100.0% - GWL Direct 351-353 Maple LLC
100.0% - GWL Direct 260 Ace-5725 Amelia LLC
100.0% - GWL Direct 9485 Hwy 42 LLC
100.0% - GWL Direct Moonachie LLC
100.0% - GWL Direct 4785 Fulton LLC
100.0% - GWL Direct 7410 + 7419 Roosevelt LLC
100.0% - GWL Direct 11077 Rush LLC
96.0% - CL ACP Nassau, LLC
100.0% - EW Direct 1Nassau LLC
100.0% - GWL Realty Advisors Inc.
100.0% - RAUS GP Holdings Inc.
100.0% - GWL U.S. Property Fund LP LLC
100.0% - GWLRA GP LLC
100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWL RES GP LLC
0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)
0.01% - CL US Property Feeder II LP (99.99% owned by Great-West Life & Annuity Insurance Company)
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100.0% - GWL Realty Advisors Residential Inc.
100.0% - 2278372 Ontario Inc.
100.0% - 100039744 Ontario Inc.
87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
80.0% - 1385456 B.C. Ltd. (20% owned by The Canada Life Insurance Company of Canada)
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
100.0% - Kings Cross Shopping Centre Ltd.
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - Canada Life Securities Ltd.

100.0% - ClaimSecure Inc.
100.0% - 14894821 Canada Inc.
100.0% - Value Partners Group Inc.
100.0% - Value Partners Investments Inc.
100.0% - LP Insurance and Estate Planning Ltd.
100.0% - LP Financial Planning Services Ltd.
100.0% - 14888669 Canada Inc.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Estate Services Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
100.0% - 2020917 Alberta Ltd.
84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)
70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)
100.0% - The Walmer Road Limited Partnership
100.0% - Laurier House Apartments Limited
100.0% - Marine Promenade Properties Inc.
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
99.999% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - CLUS CDN-GP Co.
0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
100.0% - CLUS CDN Mgmt Holdings Ltd.
0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
100.0% - CLUS CDN Mgmt Holdings Ltd.
100.0% - CLUS Mgmt Holdings Inc.
100.0% - GW Property Services, LLC
100.0% - RMA Realty Holdings Corporation Ltd.
100.0% - 1995709 Alberta Ltd.
2.56% - RMA (U.S.) Realty LLC (97.44% owned by RMA Realty Holdings Corporation Ltd.)
97.44% - RMA (U.S.) Realty LLC (2.56% owned by 1995709 Alberta Ltd.)
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
97.44% - RMA Real Estate LP (2.56% owned by RA Real Estate Inc.)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
99.9% - RMA Real Estate LP (0.01% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - KS Village (Millstream) Inc.

100.0% - Trop Beau Developments Limited
100.0% - RA SPE 599 Holdings Inc.
100.0% - RA SPE 599 Inc.
100.0% - Kelowna Central Park Properties Ltd.
100.0% - Kelowna Central Park Phase II Properties Ltd.
87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)
62.0% - 1296 Station Street Properties Ltd. (380% owned by The Canada Life Insurance Company of Canada)
100.0% - Saskatoon West Shopping Centres Limited
87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
97.07% - 7420928 Manitoba Limited Partnership (0.02% owned by 7419521 and 2.90% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.02% - 7420928 Manitoba Limited Partnership (97.07% owned by The Canada Life Assurance Company and 2.90% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419539 Manitoba Ltd.
100.0% - 1338988 B.C. Ltd.
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 13369901 Canada Inc.
100.0% - 4298098 Canada Inc. 100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
100.0% - 185 Enfield GP Inc.
0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 185 Enfield LP (0.001% owned by 185 Enfield GP Inc.)
100.0% - 320 McRae GP Inc.
0.001% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 320 McRae LP (0.001% owned by 320 McRae GP Inc.)
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - Continuum Financial Centres Inc.
100.0% - TORCE Investment Management Inc..
100.0% - Canada Life Capital Corporation, Inc.
100.0% - 11658735 Canada Inc.
100% - GLC Reinsurance Corporation
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life UK Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life Platform Limited
100.0% - Canada Life SIPP Trustee Limited

100.0% - Canada Life Platform Nominee Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - The Canada Life Group (U.K.) Limited
100.0% - ILGWM Limited
100.0% - Clearview Investments & Pensions Limited
90.0% - Harvest Trustee Limited
90.0% - Harvest Financial Services Limited
100.0% - Platform Capital Holdings Limited
100.0% - Conexim Advisors Limited
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Civil and Public Sector Mastertrust dac
100.0% - Cornmarket Insurance Services Limited
100.0% - EIS Financial Services Limited
100.0% - K.D. Retirement Services Limited
100.0% - Unio Limited
100.0% - ILGAPT Limited
100.0% - APT Workplace Pension Ltd.
100.0% - APT Wealth Management Ltd.
100.0% - APTFS Nominees Ltd.
100.0% - Unio Financial Services Limited
100.0% - BCRM Financial Holdings (Ireland) dac
100.0% - Acumen & Trust dac
100.0% - ILP Pension Trustees DAC
100.0% - Invesco Trustee AC
100.0% - Acumen & Trust Pension Trustees dac
100.0% - ILP Master Trustee dac
100.0% - Irish Life Trustee Services Limited
100.0% - Navigate Master Trustee dac
100.0% - Canada Life Irish Holding Company Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
24.625% - Summitas Beteiligungs GmbH (9.85% owned by JDC Group AG)
100.0% - Summitas Holding GMbh
100.0% - Summitas MidCo GMbh
100.0% - Summitas Gruppe GMbh
26.9% - JDC Group AG
9.85% - Summitas Beteiligungs GmbH (24.625% owned by Canada Life Irish Holding Company Limited)
100.0% - Summitas Holding Gmbh
100.0% - Summitas MidCo Gmbh
100.0% - Summitas Gruppe Gmbh
100.0% - Munchener Versicherungsmakler GmbH

100.0% - EASIE Assekuranzmakler – AG
100.0% - Dr. Ihlas GmbH
100.0% - Confera GmbH
100.0% - Confera Coverage Solutions GmbH
75.1% - BB-Wertpapier-Verwaltungsgesellschaft mbH
100.0% - Jung, DMS & Cie.AG
100.0% - Jung, DMS & Cie.Pro GmbH
100.0% - Morgen & Morgen GmbH
100.0% - Jung, DMS & Cie.Pool GmbH
100.0% - JDC Geld,de GmbH
100.0% - JDC plus GmbH
100.0% - JDC B-LAB GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH
100.0% - FINUM.Private Finance AG (Germany)
100.0% - FVV – GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
100.0% - FINUM.Private Finance AG (Austria)
100.0% - Jung, DMS & Cie. GmbH
51.0% - Jupoo finance GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by Canada Life Irish Holding Company Limited)
100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac
50.0% - AIBJV Holdings Limited
100.0% - AIBJV dac
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
100.0% - ILIM European Real Estate Fund General Partner SARL
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life UK Staff Pension Trustee Limited

100.0% - Canada Life Limited
14.0% - Harbourside Leisure Management Company Limited 11.0% - St. Paul’s Place Management Company Limited
26.0% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Home Finance Trustee Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - Irish Life Ark Life Dublin dac
100.0% - ILHAWK Limited
100.0% - Vigo Health Limited
100.0% - Irish Life Health dac
100.0% - Irish Life Wellbeing Limited
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
43.40% - Multiply.AI
49.0% - Affinity First Limited
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
50.0% - Dakline Company Ltd.
50.0% - Earlsfort Centre (Atrium) Limited
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - Canada Life International Reinsurance Corporation
100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Canada Life International Reinsurance (Barbados) Corporation
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)

100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL 22 Chapel GP Inc.
100.0% - CL Eastlake GP Inc.
100.0% - CL Lago GP Inc.
100.0% - CL 2505 Bruckner GP Inc.
100.0% - The Canada Life Insurance Company of Canada
2.90%- 7420928 Manitoba Limited Partnership (97.07% owned by The Canada Life Assurance Company and 0.02% owned by 7419521 Manitoba Ltd.)
100.0% - 6855572 Manitoba Ltd.
100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)
60.0% - Neil & Associates (2006) Inc.
100.0% - Neil & Associates 2017 Inc.
100.0% - Rubbix Risk & Wealth Management Inc.
51.0% - Capcorp Financial Corporation
94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)
38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)
20.0% - 1385456 B.C. Ltd. (80.0% owned by The Canada Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
16.0% - 2148902 Alberta Ltd. (84% by The Canada Life Assurance Company)

30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)
23.0% - CDN US Direct RE Holdings Ltd. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West US Direct Residential Holdings Inc.
100.0% - GWL Direct 425 Trade LLC
100.0% - GWL Direct 4471 + 4433 42nd LLC
100.0% - GWL Direct 32 Cambridge LLC
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - GWL Direct 1925 Grove LLC
100.0% - CL GFP LLC
10.0% - GFP CL Holdings LLC
100.0% - GFP CL Maspeth 55-30, LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - Great-West US Direct RE Acquisition LLC
100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC
100.0% - GWL Direct 3209 Lionshead LLC
100.0% - GWL Direct 18701-18901 38th LLC
100.0% - GWL Direct 12900 Airport LLC
100.0% - GWL Direct 25200 Commercentre LLC
100.0% - GWL Direct 351-353 Maple LLC
100.0% - GWL Direct 260 Ace-5725 Amelia LLC
100.0% - GWL Direct 9485 Hwy 42 LLC
100.0% - GWL Direct Moonachie LLC
100.0% - GWL Direct 4785 Fulton LLC
100.0% - GWL Direct 7410 + 7419 Roosevelt LLC
100.0% - GWL Direct 11077 Rush LLC
96.0% - CL ACP Nassau, LLC
100.0% - EW Direct 1Nassau LLC
100.0% - CL Capital Management (Canada), Inc.
100.0% - Canada Life Mortgage Services Ltd.
100.0% - Canada Life Capital Trust
100.0% - Canada Life Investment Management Ltd.

D.
IGM Financial Inc. Group of Companies (Canadian mutual funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
62.122% - IGM Financial Inc. (direct and indirect 65.985%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd.

100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 11263552 Canada Inc.
100.0% - 1000054111 Ontario Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited
100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Together Charitable Foundation
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
27.8% - China Asset Management Co., Ltd.
100.0% - Shanghai China Wealth Management Co., Ltd.
100.0% - China Capital Management Co., Ltd.
100.0% - China Asset Management (Hong Kong) Limited
100.0% - China Equity Fund Management (Beijing) Co., Ltd.
80.0% - 11249185 Canada Inc.
1.0% - Armstrong LP
49.9% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
49.0% - Northleaf NCO (US) GP Ltd.
100.0% - Northleaf Capital Partners US GP LLC
49.0% - NICP IV GP Ltd.
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
49.0% - Northleaf Venture Catalyst Fund III GP Ltd.
49.0% - Northleaf Private Credit III GP Ltd.
49.0% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VIII GP Ltd.
100.0% - Northleaf Crescendo Holdings GP LLC
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
49% - NEIF GP Ltd.
100.0% - Northleaf Strategic Capital GP Ltd.
49.0% - Northleaf Global Private Equity GP Ltd.
100.0% - NICP I NWP US GP LLC
49% - Northleaf NICP III GP Ltd.
100% - NCP US Terminals GP LLC

49.0% - NPCO GP Ltd.
49.0% - Northleaf LPF Private Credit Holdings GP Ltd.
49.0% - NPC II Holdings GP Ltd.
100.0% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100.0% - Northleaf Trustees Limited
100% - Northleaf PE GP Ltd.
49.0% - Northleaf Growth Fund GP Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.
100.0% - Northleaf Class C Sub Holdings Ltd.
100.0% - Northleaf Capital Partners Japan KK
100.0% - Northleaf SH288 GP Ltd.
100.0% - NCP NWP US GP Ltd.
100.0% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP II GP Ltd.
100% -Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd.
100% - Northleaf Capital Partners GP Ltd.
100% - SW Holdings GP Ltd.
100.0% - NICP IV GP LLC
49.0% - Northleaf Global Private Equity Holdings GP Ltd.
49.0% - NPC III RN (Canada) GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.
100% - Northleaf Millennium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
49.0% - Northleaf Secondary Partners IV GP Ltd.
49.0% - Northleaf Star Holdings GP Ltd.
100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.
49% - Northleaf NCO GP Ltd.
100% - NSPC International GP Ltd.
100% - NSPC-L International GP Ltd.

63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Mackenzie GP Inc.
100.0% - 2023 Holdco Inc.
20.456% - Rockefeller Capital Management General Partner L.L.C.
18.54% - Portag3 Ventures LP
19.82% - Springboard LP
55.23% - Springboard LP
56.50% - WealthSimple Financial Corp. (54.16% equity)
29.33% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
31.97% - Portag3 ventures II LP
5.95% - Portage Ventures III LP
14.60% - Conquest Planning Inc.
30.00% - Project Alphonso Acquisition Corp.
5.15% - WealthSimple Financial Corp. (4.66% equity)

E.
Pargesa Holding SA Group of Companies (European investments)
Power Corporation of Canada
100.0% - Power Financial Corporation
100.0% - Power Financial Europe SA
50.0% - Parjointco SA
100.0% - Pargesa SA
45.30% - Groupe Bruxelles Lambert (31.0% in capital)
3.9% - Groupe Bruxelles Lambert (5.2% in capital)
0.9% - Umicore SA
19.8% - Ontex NV
11.2% - Pernod Ricard SA (6.7% in capital)
96.5% - FINPAR II SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Ontex NV
90.2% - FINPAR III SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
94.4% - FINPAR IV SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Imerys
94.9% - FINPAR V SRL
0.2% - Groupe Bruxelles Lambert (0.1% capital)
0.1% - Concentrix
95.0% - FINPAR VI SRL

0.2% - Groupe Bruxelles Lambert (0.1 capital)
0.1% - Concentrix
98.6% - FINPAR VII SRL
0.7% - Groupe Bruxelles Lambert (0.5% in capital)
4.9% - GfG Topco S.a.r.l.
99.0% - FINPAR VIII SRL
1.1% - Groupe Bruxelles Lambert (0.8% in capital)
3.6% - Sofia Capital S.à r.l.
98.8% - FINPAR IX SRL
0.9% - Groupe Bruxelles Lambert (0.6% in capital)
4.8% - Celeste Capital S.a.r.l
1.2% - Sagerpar SA
100.0% - Vancouver Capital S.a.r.l
16.3% - Stan Holding SAS
99.1% - Voodoo SAS
100.0% - Belgian Securities S.a.r.l.
68.1% - Imerys (54.6% in capital)
100.0% - Mircal
100.0% - Imerys Tableware France
100.0% - Imerys Tableware Deutschland GmbH
100.0% - Imerys Ceramics New Zealand
100.0% - Imerys Graphite & Carbon Switzerland SA
100.0% - Imerys Graphite & Carbon Japan K.K.
100.0% - Imerys Graphite & Carbon Korea
100.0% - Imerys Manufacturing Korea Ltd
100.0% - Nippon Power Graphite Co., Ltd
100.0% - Imerys Ceramics Brasil – Minerais para Ceramicas Ltda
100.0% - Imerys Do Brasil Comercio De Extracao De Minerios Ltda
100.0% - Micron-Ita Mineracao Ltda
100.0% - Mircal Bresil
100.0% - Imerys Rio Capim Caulim
100.0% - Para Pigmentos SA-PPSA
100.0% - Imerys Minerals Japan K.K.
60.0% - Niigata GCC Ltd
100.0% - Imerys Specialities Japan Co., Ltd
100.0% - Imerys Minerales Peru S.A.C
99.0% - Imerys Minerales Chile SpA
95.3% - Imerys Minerales Argentina (4.7% Parimetal)
100.0% - Mircal Italia SpA
100.0% - Imerys Minerali SpA
100.0% - Imerys Minerali Corsico Srl
99.66% - Imerys Talc Italy S.p.A.
100.0% - Imerys Ceramics Italy S.R.L
100.0% - Imerys Asia Pacific Pte Ltd
39.0% - Imerys Ceramics (Thailand) Ltd
80.0% - Imerys Minerals (Thailand) Ltd (20% Owned by Imerys Ceramics (India) Private Limited
51.0% - MRD-ECC Co., Ltd (49% Owned by Imerys Asia Pacific Pte Ltd)

100.0% - Imerys Kiln Furniture (Thailand) Ltd
49.0% - MRD-ECC Co., Ltd (51% Owner Imerys Ceramics (Thailand) Ltd)
100.0% - MRD Co., Ltd
100.0% - Imerys Mineral Vietnam Ltd
51.0% - PT.Esensindo Cipta Cemerlang
100.0% - Imerys Carbonates (Thailand) Co, Ltd
66.67% - YBB Calcium Products Co, Ltd
100.0% - Imerys Fused Minerals (Yingkou) Co, Ltd
100.0% - Imerys Zhejiang Zirconia Co., Ltd
100.0% - Imerys Zhejiang Zirconia Co., Ltd
100.0% - Imerys Ceramics (India) Private Limited
20.0% - Imerys Minerals (Thailand) Ltd (80% Owned by Imerys Ceramics (Thailand) Ltd
100.0% - Imerys Minerals Malaysia Sdn Bhd
100.0% - Kinta Powdertec Sdn Bhd
55.0% - Yueyang Imerys Antai Minerals Co., Ltd
100.0% - Imerys Minerals (India) Private Ltd
100.0% - Imerys Carbonates India Limited
100.0% - Imerys Performance and Filtration Minerals Private Limited
74.0% - Imerys Newquest (India) pte Ltd
50.0% - Gimpex-Imerys India Private Ltd
100.0% - Berg Minerals Trading (Shangai) Co., Ltd
100.0% - Imerys Pacific Ltd
43.53% - Imerys Pigments (Wuhu) Co., Ltd (56.47% Owned by Imerys Asia Pacific PTE Ltd)
100.0% - Imerys Pigments (Qingyang) Co., Ltd
56.47% - Imerys Pigments (WuHu) Co., Ltd (43.53% Owned by Imerys Pacific Ltd)
99.99% - Imerys Ceramics France
40.0% - IMAF
96.58% - Imerys Ceramics Portugal, SA
100.0% - Imerys Minerals GmbH
100.0% - Donbasskeramika
99.45% - Donkaolin
93.26% - Imerys Ceramics Egypt (0.56% Owned by Mircal + 0.56% Owned by Parimetal)
99.6% - Imerys Trading Minerals Egypt
100.0% - Imerys Minéraux Belgique SA
50.0% - Industrial Minerals of Greece
100.0% - Latomia N. Korakas SA
100.0% - Mikro Mineral Endustriyel Mineraller Sanavi ve Ticaret AS
50.0% - Vougioukli Quarries AVEE
100.0% - Imerys Minerals (Taiwan) Ltd
100.0% - Imerys Minéraux France
100.0% - Imerys PCC France
100.0% - Imerys Minerals International Sales
100.0% - Artemyn
50.0% - Cebo International B.V
100.0% - Cebo UK limited
100.0% - Cebo Marine B.V.
100.0% - Cebo Holland B.V.

100.0% - Almatech Mineral International ltd
94.7% - PT Imerys Ceramic Indonesia
100.0% - Imerys Industrial Minerals Denmark A/S
68.94% - Imerys South Africa Pty Ltd
100.0% - Imerys Refractory Minerals South Africa (Pty) Ltd
50.0% - Tygerkloof Mining (Proprietary) Ltd (50% Owned by Imerys South Africa Pty Ltd)
50.0% - Tygerkloof Mining (Proprietary) Ltd (50% Owned by Imerys Refractory Minerals South Africa Pty Ltd
100.0% - Samrec Pty Ltd
100.0% - ECCA Holdings Pty Ltd
100.0% - Refractory Minerals Pty Ltd
100.0% - ECCA Minerals Pty Ltd
100.0% - Imerys South Europe S.L.
97.0% - Imerys Kiln Furniture Espana, S.A.
100.0% - Imerys Seramik hammddeleri Sanayi ve Ticaret AS
100.0% - Imerys Perlita Barcelona, S.A.
100.0% - Imerys Diatomita Alicante, S.A.
100.0% - Harblite Aegean Enudstri Mineralleri Sanayi AS
100.0% - Imerys Talc UK Holding Ltd
100.0% - Imerys Talc Mexico, S.A. de C.V.
99.76% -Imerys Talc Belgium
100.0% - Imerys Talc Canada Inc.
100.0% - Imerys Talc Europe
100.0% - Imerys Talc Luzenac France
100.0% - Imerys Talc Germany GmbH
90.0% - Imerys Talc Austria GmbH (10% Owned by Imerys Talc Europe)
100.0% - Imerys Talc Australia Pty Ltd
10.0% - Imerys Talc Austria Gmbh (90% Owned by Imerys Talc Luzenac France)
50.0% - The Quartz Corp SAS
100.0% - The Quartz Corp USA
100.0% - The Quartz Corp AS
100.0% - Quartz Corp (Shanghai) Co., Ltd
100.0% - Ardoisieres D’Angers
100.0% - Alumica Canada Inc.
100.0% - Imerys Middle East Holding Company W.L.L.
70.0% - Imerys Al Zayani Co., W.L.L.
100.0% - Minven
70.0% - Imerys Mineral Arabia LLC
100.0% - Imerys High Resistance Minerals Japan K.K.
100.0% - Imerys Beyrede
100.0% - Imerys Glomel
100.0% - Imerys Re
100.0% - Imerys Filtration France
100.0% - Imerys Minerals Korea Ltd
100.0% - Mircal De Mexico, SA de CV
100.0% -Liquid Quimica Mexicana, SA de CV
100.0% - Imerys Ceramics Mexico, SA de CV
100.0% - Imerys Almeria, SA de CV

100.0% - Imerys Almeria Diatomia Concessions Zacoalco
100.0% - Minera Roca Rodando Srl de CV
100.0% - Imerys Roca Rodando Concessions HMO, S.A. de VC
100.0% - Imerys Cierac
89.34% - Vatutinsky Kombinat Vogentryviv
100.0% - Imerys Czech Republic s.r.o
24.98% - SEITISS IMERYS MINERAUX CIRCULAIRES (SIMC)
100.0% - Imerys Aluminates Groupe
100.0% - Imerys Aluminates Corporate
100.0%- Imerys Aluminates
100.0% - Imerys Sydney Pty Ltd
100.0% - Kerneos Southern Africa Pty Ltd
100.0% - Imerys (Tianjin) New Material Technology Co., Ltd
90.0% - Zhengzhou Jianai Special Aluminates Co. Ltd
100.0% - LLC Imerys Aluminats
100.0% - Guiyan Jianai Special Aluminates Co. Ltd
100.0% - Imerys Vizag Private Limited
100.0% - Kerneos India Aluminate Private Ltd
100.0% - Imerys Services
100.0% - Parimental
100.0% - Imertech
100.0% - Imerys (Shanghai) Investment Management Co., Ltd
100.0% - Imerys UK Limited
100.0% - Imerys Trustees Ltd
100.0% - Imerys UK Pension Fund Trustees Ltd
100.0% - Imerys Materials Limited
75.0% - ReClaym Limited
25.0% - Eco-Bos Development Limited
100.0% - Imerys Aluminates Limited
100.0% - Berg Minerals UK Limited
100.0% - Imerys UK Finance Ltd
100.0% - Imerys PCC UK Ltd
80.0% - Imerys British Lithium Limited
100.0% - Calderys Refractorios Venezolanos
100.0% - Instalaciones Refractarias
100.0% - Imerys Mineral AB
100.0% - Imerys Minerals Oy
100.0% - Imerys Talc Finland Oy
100.0% - Imerys Minerals Netherlands B.V.
100.0% - Imerys Kiln Furniture Hungary Kft.
100.0% - Imerys Villach GmbH
100.0% - Monrefco GmbH
49.9% - Vermiculita y Derivados, SI
89.61% - Imerys Services Germany GmbH & Co. KG (10.39% Owned by S& B Minerals Participations Sarl)
100.0% - Imerys Administrative Germany GmbH
100.0% - NAIMEX Srl
100.0% - S&B Industrial Minerals Morocco

100.0% - Imerys Bentonite Hungary Kft
99.73% - Imerys Minerals Bulgaria AD
100.0% - Imerys Laufenburg GmbH
100.0% - Imerys Murg GmbH
100.0% - Imerys Zschornewitz GmbH
100.0% - Imerys Teutschenthal GmbH
86.0% - Imerys Domodossola SpA (14% Owned by Imerys Aluminates)
100.0% - Imerys Ruse d.o.o.
100.0% - Imerys Fused Minerals Guizhous Co. Ltd
100.0% - Imerys Fused Minerals Salto Ltda
100.0% - MSL Minerasi S.A.
50.0% - Imerys Fused Materals France Sarl
100.0% - Imerys Carbonates Austria GmbH
100.0% - Shandong Imerys Mount Tai Co., Ltd
100.0% - Imerys Poland sp. z.o.o
99.0% - Imerys Graphite & Carbon Belgium SA
100.0% - Imerys Belgium SA
100.0% - Imerys Graphite & Carbon Canada Inc.
100.0% - Imerys Canada Inc.
100.0% - BERG Minerals Canada Inc.
100.0% - Calderys Algeria SPA
100.0% - Calderys Refrakter
100.0% - Imerys Greenelle One
100.0% - Imerys Greenelle Two
100.0% - Imerys Lithium France
100.0% - Artemyn Belgium
100.0% - Artemyn Brazil Ltda
100.0% - Artemyn Asia Pacific Pte Ltd
100.0% - ARTEMYN ARG S.A.
100.0% - Imerys USA, Inc.
100.0% - Imerys Wollastonite USA, LLC
100.0% - Nyco Minerals LLC
100.0% - Kentucky-Tennessee Clay Company
100.0% - Imerys Kaolin, Inc.
100.0% - Imerys Performance Minerals Americas, Inc.
100.0% - Imerys Minerals China, Inc.
100.0% - Imerys Niagara Falls, Inc.
100.0% - Imerys Refractory Minerals USA, Inc.
100.0% - Imerys Greeneville, Inc.
100.0% - Imerys Norfolk, Inc.
100.0% - Imerys Mica Kings Mountain, Inc.
100.0% - Imerys Filtration Minerals, Inc.
100.0% - Imerys Perlite USA, Inc.
100.0% - Imerys Minerals Holdings Limited (UK)
100.0% - Imerys Talc America, Inc.
100.0% - Imerys Talc Vermont, Inc.
100.0% - Pyramax Ceramics Southeast, LLC

100.0% - Imerys Oilfield Minerals, Inc.
25.0% - Georgia Proppants, LLC.
100.0% - Imerys Clays, Inc.
100.0% - Americard, Inc.
100.0% - Immerys Carbonates USA, Inc.
100.0% - Violet Cactus, Inc.
100.0% - S & B Minerals Participations Sarl
100.0% - Linjiang Imerys Diatomite Co., Ltd
100.0% - Imerys Industrial Minerals Greece Single Member S.A.
100.0% - Imerys Services Greece Single Member SA
99.0% - Milos Mining Museum
44.0% - Milos Initiative
97.7% - Imerys Bentonite Georgia Ltd
61.0% - Imerys Perlite Sardinia Srl
60.0% - Isocon S.A.
35.0% - Laviosa Chimica Mineraria S.p.A.
100.0% - Laviosa Promasa S.A
100.0% - Laviosa Sanavy ve Ticaret Ltd Sirketi
100.0% - Laviosa India Private Limited
100.0% - Laviosa France
100.0% - Sibimin Overseas Ltd
25.0% - Xinyan-Athenian Mining Co. Ltd
100.0% - Akrotirio Trahilas Dyo Single Member SA
100.0% - Imerys Dortmund GmbH
43.78% - Imerys Bauxites Single Member SA (56.22% Owned by Imerys Aluminates Corporate)
100.0% - Metalleion-Metalleymaton Single Member SA
100.0% - Fokis Mining Park
10.39% - Imerys Services Germany GmbH & Co. KGl (89.61% Owned by Monrefco Gmbh)
100.0% - Brussels Securities SA
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore SA
100.0% - URDAC SA
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar SA
3.8% - Groupe Bruxelles Lambert (3.6% in capital)
100.0% - Vancouver Capital S.a.r.l
16.3% - Stan Holding SAS
99.1% - Voodoo SAS
100.0% - GBL O SA
100.0% - Trone24 SRL
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - RPCE Consulting SAS
100.0% - GBL Advisors DE GmbH
100.0% - GBL Verwaltung SA

100.0% - GBL Investments Limited (en liquidation)
100.0% - GBL Energy S.á.r.l.
100.0% - Serena S.á.r.l.
19.3% - SGS
100.0% - GBL Capital UK - Ltd
100.0% - Sienna AM Luxembourg SA
100.0% - Sienna Real Estate Solutions S.à.r.l.
89.4% - Sienna Real Estate Partner JV Netherlands BV
100.0% - Sienna Multistrategy Opportunities GP S. à .r.l.
66.6% - Sienna Gestion (ex-MHGA)
87.5% - Sienna 2A SAS
100.0% - Sienna AM France (ex-Acofi)
49.0% - NEFTYS
0.1% - SPC Partners SAS
6.2% - Sienna 2A SAS
75.0% - Sienna Private Equity SAS
100.0% - Sienna Venture Capital SAS
70.0% - Sienna Venture Capital GP S.à.r.l.
100.0% - Sienna SID III GP SARL
70.0% - Sienna Euclide GP S.a.r.l
70.0% - Sienna Landlife GP S.a.r.l
70.0% - Sienna Private Equity GP S.a.r.l
100.0% - GBL Capital Invest GP S.à.r.l.
100.0% - GBL Capital Invest SCSp
31.1% - Kartesia Credit Opportunities III SCA, SICAV-SIF
16.9% - Kartesia Credit Opportunities IV SCS
0.4% - Sagard II A FPCI
74.7% - Sagard II B FPCI
26.9% - Sagard 3 FPCI
19.2% - Sagard 4A FPCI/Sagard 4B FIPS
16.0% - Sagard NewGen FPCI
32.4% - Sagard Santé Animale FPCI
63.7% - Sagard Testing FPCI
92.6% - Sagard Business Intelligence FPCI
32.3% - Sagard NewGen Pharma
6.3% - PrimeStone Capital Fund ICAV
48.6% - Backed 1 LP
9.6% - Backed 1 Founder LP
58.3% - Backed Encore 1 LP
10.0% - Backed Encore 1 Founder LP
40.0% - Backed 2 LP
10.0% - Backed 2 Founder LP
39.1% - Marcho Partners Feeder Fund ICAV
2.1% - Marcho Partners Long Feeder Fund ICAV
15.4% - Matador Coinvestment SCSp
27.0% - C2 Capital Global Export-to-China Fund, L.P.
9.9% - Globality, Inc.

20.3% - HCM IV, L.P.
28.6% - HCM V, L.P.
37.5% - EP Sienna IM European Broken Core Office Fund
49.3% - HCM S3C LP (AKA Commure)
17.0% - Innovius Capital Fund I, L.P.
14.2% - 468 Capital II GmbH & Co. KG
56.3% - HCM S11A, LP (aka Transcarent)
13.1% - Stripes VI (A), L.P.
25.1% - Sienna Rendement Avenir IV
19.4% - Predirec ABL-3 (Part B)
100.0% - Sienna Levier ENR
11.9% - Fonds F2E (Part B)
10.0% - EC IV Invest SA
15.0% - Pat McGrath Cosmetics LLC
100.0% - Sienna Capital US LLC
14.4% - Undisclosed comestics company
13.6% - ALTO Capital V
100.0% - Sienna Venture Capital SCA SICAV-RAIF
84.7% - Sienna Euclide SCA SICAV-RAIF
84.5% - Sienne Landlife SCA SICAV-RAIF
100.0% - Sienna Multistrategy Opportunities Fund SCSp
100.0% - SM Opportunities Master S.a.r.l.
19.1% - Sienna Euclide S.A.
22.0% - Eight Partners SAS
23.5% - Sienna Landlife S.A.
30.7% - Landlife Holdings S.a.r.l.
100.0% - GBL Capital Participations S.á.r.l
10.8% - Sagard FCPR
50.0% - Apheon MidCap Buyout I SA
50.0% - Apheon MidCap Buyout II SA
89.9% - Apheon MidCap Buyout III SA
34.4% - Apheon MidCap Buyout IV SA
15.9% - Apheon Opseo Long Term Value SCSp
17.2% - Apheon Svt Long Term Value Fund SCSp
15.1% - Merieux Participations SAS
34.3% - Merieux Participations 2 SAS
32.3% - KKR Sigma Co-Invest II L.P.
3.6% - StreetTeam Software Limited (DBA as Pollen)
80.9% - Sienna Euclide S.A.
76.5% - Sienna Landlife S.A.
100.0% - Sienna Capital Co-Invest Master S.a.r.l
29.2% - StreetTeam Software Limited (DBA as Pollen)
2.4% - GFG Capital S.a.r.l.
100.0% - GBL Finance S.á.r.l
100.0% - Miles Capital S.á.r.l
50.0% - Avanti Acquisition SCSp
23.1% - Piolin II S.á.r.l

100.0% - Piolin Bidco SAU
99.5% - Parques Reunidos
100.0% - Oliver Capital S.á.r.l
100.0% - Theo Capital S.á.r.l
100.0% - Owen Capital S.á.r.l
100.0% - Arthur Capital S.a.r.l.
15.0% - Umicore SA
100.0% - Jade Capital S.a.r.l.
3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
5.1% - FINPAR V SA
5.0% - FINPAR VI SA
1.4% - FINPAR VII SA
1.0% - FINPAR VIII SRL
1.2% - FINPAR IX SRL
100.0% - Celeste GP S.à r.l.
100.0% - Sapiens S.á.r.l
13.1% – Concentrix
100.0% - White Mountain S.A.
100.0% - Blue Mountain S.A.
100.0% - One24 Capital S.C.A
95.1% - GfG Topco S.á.r.l
88.1% - GfG Capital S.á.r.l
54.0% - Go-For-Gold Holding GmbH
100.0% - Canyon Bicycles GmbH
100.0% - Canyon Bicycles GmbH
100.0% - Canyon Bicycles Belgium BVBA
100.0% - Canyon Italia S.r.l
100.0% - Canyon Nederland B.V.
100.0% - Canyon Bicycles UK Ltd.
100.0% - Canyon Base RCSN, S.L.U.
100.0%- Bikerepair GmbH
100.0% - Canyon IP Management AG
100.0% - Canyon Iberia S.L.
100.0% - Canyon Finland OY
100.0% - Pure Cycling Global GmbH
100.0% - Canyon USA Inc.
100.0% - Canyon Australian und New Zealand PTY Ltd.
100.0% - Canyon Japan KK
50.0% - GoForGold Verwaltungs GmbH
26.0% - GoForGold Coinvest CmbH & Co KG
4.4% - GoForGold Holding GmbH
95.2% - Celeste Capital S.á.r..l
100.0% - Celeste InvestCo S.A.
15.2% - Celeste ManCo S.C. Sp.
0.6% - Celeste TopCo S.A.

99.4% - Celeste TopCo S.A.
100.0% - Celeste Midco 1 B.V.
100.0% - Celeste Midco 2 B.V.
100.0% - Celeste Midco 3 B.V.
100.0% - Celeste Bidco B.V.
100.0% - Affidea BV [continued]
100.0% - Affidea BV [continued]
100.0% - Affidea Innovation BV
100.0% - Affidea Diagnostics BV
100.0% - Affidea Magyarorszag Kft
100.0% - Affidea Praha sro
90.0% - First Private HC sro (10% owned by Affidea BV)
10.0% - YKN Czech sro (90% owned by Affidea Diagnostics BV)
90.0% - YKN Czech sro (10% owned by Affidea Ceska Republika sr)
100.0% - PMT Clinic as
100.0% - Affidea Brno sro
100.0% - Affidea Spzoo
99.9% - Affidea Romania Srl
100.0% - Sanmed Srl
99.9% - Clinica de Diagnostic Phoenix Srl
99.9% - Affidea Cluj Srl
100.0% - Phoenix Imagistic Srl
100.0% - Phoenix Radiology Srl
100.0% - Medsan S.R.L.
100.0% - Exploramed S.R.L.
100.0% - Biomed Scan Development S.R.L.
100.0% - Scanconsult S.R.L.
100.0% - Affidea Development S.R.L.
100.0% - Odelga Operator S.R.L.
99.99% - Hiperdia SA
100.0% - CT Clinic Srl
100.0% - Affidea Lietuva UAB
100.0% - Medicinas Sfera UAB
100.0% - Endemik didmena UAB
100.0% - Medicinos Diapazonas UAB
100.0% - Poliklinika Maja I Kresimir Cavka
100.0% - Poliklinika Cavka
100.0% - Dijagnosticki Centar Vita Doo
100.0% - Poliklinika Vita
100.0% - Poliklinika RNOK Dr Kalajzic
100.0% - Polklinika Sveti Rok
100.0% - Polyklinik Eljuga
100.0% - Fortius Group Ltd
100.0% - Fortis London Ltd
100.0% - Orthoderm Ltd
100.0% - Northern MRI Ltd
100.0% - Cromlyn House Surgical Ltd

100.0% - Advanced Radiology Ltd
100.0% - Affidea Diagnostics Ireland Ltd
100.0% - Affidea SA
100.0% - Affidea Holdings Hellas SA
100.0% - Affidea Central PMM SM SA
100.0% - Geniki Apeikonistiki Private Diagnostic Laboratory Medical, S.A.
100.0% - Affidea of Athens PMM SM SA
100.0% - Affidea of Crete PMM SM SA
100.0% - Affidea of Kavala PMM SM SA
100.0% - Affidea of Kozani Heart Center PDLM SM SA
100.0% - Affidea of Peristeri PMM SM SA
100.0% - Affidea of Piraeus Biopathological PDLM SM SA
100.0% - Affidea of Thessaloniki PMM SM SA
100.0% - Affidea PDL & MM SM SA
100.0% - Affidea Euromedic of Athens PDLM SM SA
100.0% - Affidea of Chania PMM SM SA
100.0% - Affidea of Kalamata PDLM SA
100.0% - Affidea of Kozani Biopathological PDLM SM SA
100.0% - Affidea of Kozani Imaging PDLM SM SA
100.0% - Affidea of Piraeus Imaging PMM SM SA
100.0% - Affidea of Sparta PMM SM SA
100.0% - Affidea of Vari PMM SM SA
100.0% - Athens City Med PMM SM SA
96.0% - Cormed SH AS
99.6% - Labomed SH AS
100.0% - Affidea SHT AS
100.0% - Intermed Anadolu SH
99.9% - Unimed SHT AS
99.9% - Intermed Saglik Hizmetleri Anonim Sirketi
96.0% - Cormed Saglik Hizmetleri Anonim Sirketi
99.6% - Labomed Saglik Hizmetleri Anonim Sirketi
99.9% - Affidea Saglik Hizmetleri ve Ticaret Anonim Sirketi
99.9% - Unimed Saglik Hizmetleri ve Ticaret Anonim Sirketi
100.0% - Affidea Espana Quality S.L.
100.0% - Clinica Medica Comarcal SL
100.0% - Clinica Ambulatori Gamma SL
71.0% - Affidea Espana Contact Center SA
60.0% - CD Foraste SA
100.0% - CD Hospital VOT SLU
24.0% - CD la Milagrosa SA (76% Owned by RM San Francisco SA)
94.0% - RM San Francisco SA
76.0% - CD la Milagrosa SA (24% Owned by Group Sanitario Affidea Espana SLU)
100.0% - CMN Dr Perez Piqueras SL
100.0% - Dresyven Prevencion, S.L.U
100.0% - Servicios Medicos Especializad os, S.L.U
100.0% - Vipresa S.L.U
100.0% - CD Leon SLU

100.0% - CD Valladoid SAU
100.0% - CD Soria SLU
100.0% - CPET Hospital de Jove SL
100.0% - CPET La Milagrosa SLU
100.0% - CEPT Hospital de Jove SL
100.0% - Affidea CYL, SA
100.0% - Affidea Fuensanta Sl
100.0% - QD Navarra SLU
100.0% - RM Santa Teresa SLU
100.0% - Tesla Imagen Sl
100.0% - Unidades Moviles Affidea, SL
100.0% - Tecma Salud S.L.U
100.0% - Centro Medico Infanta Mercedes Sl
100.0% - Lendyfolk Assistance SL
100.0% - Centro De Imagen Diagnostica LeganesSl
100.0% - Medicentro Boadilla St
100.0% - Medicentro Leganes Sl
100.0% - Affidea Murcia, SL
78.0% - RM Del Sureste SA (22.0% Scaner Murcia Sl)
100.0% - Scaner Murcia Sl
22.0% - RM Del Sureste SA (78% Owned by Affidea Iberia SL)
75.0% - Sanatorio Virgen del Mar Cristobal S.A.
100.0% - Albimed
100.0% - CRT-CRT ULda
67.0% - Estevez & Frazao Lda
100.0% - Ultrasono-Radiologia U Lda
100.0% - CDI-CDI SA
100.0% - Dr M Guimares CRE SA
100.0% - Duarte J&J Lda
100.0% - Imaset Lda
100.0% - Clinica Santa Mafalda Lda.
100.0% - Imavida
100.0% - CEME CERE Lda
100.0% - IMI-IMA SA
100.0% - CEDIMA CIM SA
100.0% - Clinica do Coracao do Alentejo S.A.
100.0% - R.A.-Radiologia de Albufeira Lda.
74.0% - C.M.R.A. Centro Medico e Radiologico de Albufeira Lda.
100.0% - JIS14.Lda.
25.0% - Ecorad-Ecografia e Radiologia,Lda.
75.0% - Ecorad-Ecografia e Radiologia,Lda.
100.0% - Affidea Italy Srl
100.0% - Affidea Lombardia Srl
100.0% - Delta Medica Srl
100.0% - Irmet SpA
100.0% - Medicenter Group Srl
100.0% - Iniziativa Medica SpA

100.0% - Uni-X Medica Srl
96.0%- - Modena Medica Srl
100.0% - CDC SpA
100.0% - CDC Srl
100.0% - Medical Center Srl
100.0% - Medical Sport Center Srl
100.0% - Promea Srl
100.0% - NSL Srl
100.0% - Affidea Lab BV
100.0% - Fernao Magalhaes Lda
100.0% - Alves & Duarte Lda
100.0% - Hemobiolab LAC Lda
100.0% - Hormofuncional CHF Lda
100.0% - Affidea Cancer Treatment Centres BV
100.0% - Affidea Onkoterapia Spzoo
51.0% - European Medical Partner SPzoo
100.0% - International Medical Centers Banja Luka
71.3% - Affidea Cancer Treatment Centers AG SA
100.0% - PSG Holding AG
100.0% - Plastic Surgery Group
69.0% - Brust Zentrum AG SA (31% owned by Brust Zentrum Holding AG SA)
100.0% - Brust Zentrum Holding AG SA
31.0% Brust Zentrum AG SA (69% owned by Affidea Cancer Treatment Centers AG SA)
100.0% - Affidea Brust Zentrum Ticino SA
99.996% - Ultra Goruntuleme
100.0% - EWRS Tibbi Cihazlar Ticaret Ltd Sti
99.99% - Ultra Goruntuleme Merkezi Anonim Sirketi
100.0% - EWRS Tibbi Cihazlar Ticaret Limited Sirketi
100.0% - Affidea Group Kft
10.0% - First Private HC sro (90% owned by Affidea Diagnostics BV)
100.0% - Euromedic UK Ltd
100.0% - Affidea Ireland Ltd
100.0% - Affidea Finance Ireland Ltd
96.4% - Sofia Capital S.à r.l.
99.7% - Sofia InvestCo S.A.
100.0% - Sofia GP GmbH
49.5% - Sofia One GmbH & Co. KG
0.6% - Sofia MasterCo S.A.
63.0% - Sofia MasterCo S.A.(83.4% in capital)
100.0% - Sofia TopCo S.à r.l.
100.0% - Sofia HoldCo S.à r.l.
100.0% - Sofia MidCo S.à r.l.
100.0% - Sofia Bidco S.á.r.l.
100.0% - Sanoptis GmbH
100.0% - MASG – Medizinische Abrechnungs – und Servicegesellschaft mbH
100.0% - nordBLICK Augenklinik Bellevue GmbH
85.0% - Wilhelminehaus Kiel MVZ GmbH

90.0% - nordBLICK MVZ GmbH
70.0% - BEP Augenarzte MVZ GmbH
100.0% - Augenklinik Dr. Hoffman GmbH
80.0% - Augenkompetenz Zentrum Bremerhaven MVZ GmbH
66.6% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR
65.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH
50.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR
70.0% - MVZ RHR Augenarzte GmbH
65.0% - MVZ Auregio GmbH
80.0% - MVZ i-care4u GmbH
70.0% - Augenzentrum Unna MVZ GmbH
80.0% - Augentagesklinik Zehlendorf MVZ GmbH
85.0% - Augerlin MVZ GmbH
100.0% - Berolina Augenzentren MVZ GmbH
70.0% - Sudblick GmbH
80.0% - Augenzentrum Muhldorf MVZ GmbH
100.0% - Augenklinik Muldorf GmbH
70.0% - Augenzentrum Oberstenfeld MVZ GmbH
80.0% - Augenblick Mannheim-Zentrum MVZ GmbH
63.5% - Augenblick Augenzentren GbR
80.0% - Augenblick Mannheim Sud MVZ GmbH
36.5% - Augenblick Augenzentren GbR
80.0% - Augenheilkunde Heidenheim Medinisches Versorgungszentrum GmbH
80.0% - Augenheilkunde Medinisches Versorgungszentrum Dillingen GmbH
50.0% - Augenheilkunde Medinisches Versorgungszentrum Dillingen GbR
80.0% - Mainblick Augenzentrum GmbH
75.0% - Augenblick Augenzentrum Reutlingen MVZ GmbH
100.0% - Augenzentrum an der Leine MVZ GmbH
51.0% - Augencentrum Koln MVZ GmbH
100.0% - AOC Augen OP CENTRUM PORZ GmbH
65.0% - MVZ Augen Praxisklinik Lubeck GmbH
100.0% - MVZ Augencentrum Cuxhaven GmbH
60.0% - MVZ Weitblick GmbH
100.0% - Augenheilkunde und Augenchirurgie Bottrop MVZ GmbH
60.0% - Augentagesklinik am Rothenbaum RBC MVZ GmbH
80.0% - Avila Augenpraxisklinik MVZ GmbH
70.0% - Augenzentrum Brilon MVZ GmbH
51.0% - OCU PRO ® Augenärzte MVZ GmbH
65.0% - Rheinblick Augenzentrum GmbH
95.0% - Argus Augen MVZ GmbH
50.0% - Argus Augenklinik GmbH
100.0% - Oculent Contactlinsen GmbH
60.0% - Augenklinik Rendsburg GmbH
100.0% - Taxi and Transport Neuwerk GmbH
100.0% - Sanoptis AG
70.0% - Opthamed AG
70.0% - Augenzentrum Bahnhof Basel AG

75.0% - Eyeparc AG
100.0% - Dr. J. Menzi Augenarzt AG
80.0% - Berner Augenklinink Group AG
100.0%- Berner Augenklinink AG
65.0% - KammannEye AG
70.0% - Matia AG
70.0% - OP Zentrum Schaffhausen GmbH
51.0% - OpthaVisuell AG
51.0% - Augenarzt Sch AG
60.0% - Vue Group AG
90.0% - Vue Center Biel AG
100.0% - Vue Center Grenchen AG
80.0% - OMMA Augenklinik AG
80.0% - Augenarztpraxis + Tagesklinik Pfaffikon AG
66.6% - Skylight Beteiligungs – A
100.0% - TAZZ AG
100.0% - Augenpraxis Gambon AG
100.0% - Fleischhauer Ophthalmology AG
70.0% - Ambulante Augenchirurgie Zürich AG
85.0% - Augencentrum Zytglogge AG
92.6% - Tagesklinik im Eichgut AG
25.0% - Augenarztpraxis Dr. med. André Eugster AG
25.0% - Augenzentrum Winterthur AG
100.0% - Augenarztpraxis Dr. Hürzeler AG
100.0% - Augenarztpraxis Dr. Heinemann AG
100.0% - Sanoptis Holding GmbH
100.0% - Augenzentrum Innsbruck 60 GmbH
75.0% - Augenlaserklinik Gmb
100.0% - Sanoptis Greece S.A.
80.0% - Laservison S.A.
60.0% - Ofthalmocheirourgiki A.E.
60.0% -Ofthalmodiagnostiki E.P.E.
100.0% - Sanoptis Italia S.P.A.
65.0% - HICARE SURGERY S.r.l.
75.0% - ALSO S.R.L
100.0% - Sanoptis Espania SL
F.
Power Corporation (International) Limited Group of Companies (Asian investments)
Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited

G.
Other PCC Companies
Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Power Communications Inc.
100.0% - Power Corporation International
100.0% - Power Corporation of Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% - Gestion Gesca Inc.
100.0% - Gesca Numerique Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
100.0% - Power Sustainable Capital Inc.
100.0% - Power Sustainable Manager Inc.
100.0% - Power Sustainable China Corporation Ltd.
100.0% - Power Sustainable Lios Inc.
100.0% - Power Sustainable Lios GP I Inc.
100.0% - Lios Fund I LP
100.0% - PSL Investments Fund I LP
100.0% - PSL Investments I (US) LP
100.0% - Lios Collector A1 GP Inc.
100.0% - Lios Collector A1 LP
100.0% - Power Sustainable Lios GP I (US) Inc.
100.0% - Lios Fund I (US) LP
100.0% - Power Sustainable Manager US, Inc.
100.0% - Power Sustainable Infrastructure Credit , LLC
100.0% - Power Sustainable Infrastructure Credit Manager, L.P.

100.0% - PSIC Fund I GP, LLC
100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) Feeder, LP.
100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) L.P.
100.0% - PSIC Fund I HC, LP
100.0% - Power Sustainable Infrastructure Credit Fund I (Offshore) L.P.
100.0% - PSIC Offshore Blocker I, L.P.
100.0% - PSIC Non-U.S. Pooling I, L.P.
100.0% - PSIC Non-U.S. CFC Blocker, L.P.
100.0% - PSIC U.S. Blocker I, Inc.
100.0% - PSIC U.S. Pooling I, L.P.
100.0% - PSIC Fund Investors, L.P.
100.0% - Power Sustainable Energy Infrastructure Inc.
100.0% - PSEIP US GP Inc.
100.0% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Potentia Renewables US Holdings LLC
100.0% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC
100.0% - PSEIP US Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure Canada I Inc.
100.0% - PSEIP Canada GP Inc.
100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP
100.0% - Potentia Renewables Canada Holdings GP Inc.
100.0% - Potentia Renewables Canada Holdings LP
100.0% - PSEIP Canada Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure US I Inc.
100.0% - PESIP Canada Feeder Fund II LP
100.0% - Power Sustainable Energy Infrastructure US II Inc.
100.0% - PSEIP Carry Canada GP Inc.
100.0% - PSEIP Carry Canada LP
100.0% - PSEIP Carry Holding LP
100.0% - PSEIP Carry Holding US LP
100.0% - PSEIP Carry US Inc.
100.0% - PSEIP Carry US GP Inc.
100.0% - PSEIP Carry US LP
100.0% - Power Sustainable Investment Management Inc.
100.0% - Power Sustainable China A-Shares Core Strategy GP Inc.
100.0% - Power Sustainable China A-Shares Core Strategy LP
100.0% - Power Pacific Investment Management (Ireland) Limited
100.0% - Power Sustainable China A-Shares Core Strategy (US) GP LLC
100.0% - Power Sustainable China A-Shares Core Strategy (US) Fund LP
100.0% - Power Sustanable (Shanghai) Investment Management Co., Ltd.
100.00% - Power Sustainable Infrastructure UK Credit Manager Ltd.
25.0% (voting) - 9314-0093 Québec Inc.
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
50.0% - Soluciones de Energia Alterna, S.L.
100.0% - Red Brick Wind GP Inc.

100.0% - Red Brick Wind Limited Partnership
100.0% - Golden South II GP Inc.
100.0% - Golden South II Limited Partnership
100.0% - PR Jenner Sponsor GP Inc.
100.0% - PR Jenner Sponsor LP
100.0% - Jenner Wind 1 GP Inc.
100.0% - Jenner 1 Limited Partnership
100.0% - Jenner 2 GP Inc.
100.0% - Jenner 2 Limited Partnership
100.0% - Jenner 3 GP Inc.
100.0% - Jenner 3 Limited Partnership
100.0% - Stirling Wind Project Ltd
100.0% - Stirling Wind Project LP
74.99%- Stirling Renewable Energy Limited Partnership
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% - Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar Limited Partnership
100.0% - TSPS (Portfolio 1) Limited Partnership
100.0% - TSPS (Portfolio 2) Limited Partnership
100.0% - PSI Solar Finance 1 Limited Partnership
100.0% - 2323953 Ontario Inc.
100.0% - MOM Guarantor Limited Partnership
100.0% - MOM Solar Limited Partnership
100.0% - PSI Solar Finance 5 Limited Partnership
100.0% - Potentia Solar 5 Limited Partnership
100.0% - Potentia Solar 6 Limited Partnership
100.0% - Potentia Solar 7 Limited Partnership
100.0% - MOM V Limited Partnership
100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership
100.0% - OSPS (002273 – 3673 McBean) Limited Partnership
100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership
100.0% - PSI Solar Finance 14 Limited Partnership
100.0% - Potentia Solar 14 Limited Partnership
100.0% - PSI Construction Agent 4 Limited Partnership
100.0% - PSI Finance 13 Limited Partnership
100.0% - Reliant First Nation GP Inc.
100.0% - Reliant (No. 1) Solar Holdings Inc.
100.0% - Metasolar Consultants Inc.
100.0% - Reliant First Nation Limited Partnership
100.0% - Potentia Energy Limited Partnership
100.0% - Potentia Solar Holdings GP Inc.
100.0% - PSI Construction Agent 2 Limited Partnership
100.0% - PRI Construction Limited Partnership
100.0% - PRI Consulting Limited Partnership
100.0% - PSI Solar Finance (FIT 4) Limited Partnership
100.0% - Potentia Solar 9 Limited Partnership
100.0% - Potentia Solar 10 Limited Partnership

100.0% - Potentia Solar 11 Limited Partnership
100.0% - Potentia Solar 12 Limited Partnership
100.0% - Potentia Solar Holdings GP Inc.
100.0% - PSI Finance 13 GP Inc.
100.0% - PSI Solar Finance 1 GP Inc.
100.0% - MOM Guarantor GP Inc.
100.0% - MOM Solar GP Inc.
100.0% - PSI Solar Finance 5 GP Inc.
100.0% - Potentia Solar 5 GP Inc.
100.0% - Potentia Solar 6 GP Inc.
100.0% - Potentia Solar 7 GP Inc.
100.0% - MSPC V General Partner Inc.
100.0% - PSI Solar Finance 14 GP Inc.
100.0% - Potentia Solar 14 GP Inc.
100.0% - AS GP Inc.
100.0% - TSPS (Portfolio 1) GP Inc.
100.0% - TSPS (Portfolio 2) GP Inc..
100.0% - PSI Construction Agent 4 GP Inc.
100.0% - PSI Solar Finance (FIT 4) GP Inc.
100.0% - Potentia Solar 9 GP Inc.
100.0% - Potentia Solar 10 GP Inc.
100.0% - Potentia Solar 11 GP Inc.
100.0% - Potentia Solar 12 GP Inc.
100.0% - PRI Construction Agent 2 GP Inc.
100.0% - PRI Consulting GP Inc.
100.0% - PRI Construction GP Inc.
100.0% - Solarize Holdings GP Inc.
100.0% - Solarize Holdings LP
100.0% - Solarize Services GP Inc.
100.0% - Solarize Services LP
100.0% - GS 2013 GP Inc.
100.0% - SE 2011 GP Inc.
100.0% - SE 2011 LP
100.0% - SE 2012 GP Inc.
49.985% - SE 2012 LP
49.985% - SE2 2013 LP
49.99% - SE 5 2013 LP
100.0% - QS1 2012 GP Inc.
49.98% - QS1 2012 LP
100.0% - QS4 2012 GP Inc.
49.985% - QS4 2012 LP
100.0% - QS15 2012 GP Inc.
49.985% - QS15 2012 LP
100.0% - SE2 2013 GP Inc.
100.0% - SE5 2013 GP Inc.
39.996% - SE7 2013 LP
100.0% - SE7 2013 GP Inc.

100.0% - SE9 2013 GP Inc.
100.0% - SE9 2013 LP
100.0% - Solarize Financial 2015 GP Inc.
100.0% - Solarize Financial 2015 LP
100.0% - Solexica Energy GP5 Inc.
100.0% - Solexica Energy LP 5
85.0% - Solexica Solar Brampton GP
100.0% - ME3 2012 GP Inc.
49.985% - ME3 2012 LP
100.0% - ME10 2012 GP Inc.
84.98% - ME10 2012 LP
100.0% - ME11 2012 GP Inc.
49.985% - ME11 2012 LP
100.0% - GS 2013 LP
33.70% - Power Sustainable Energy Infrastructure Canada Fund I LP
100.0% - Potentia Renewables Canada Holdings GP Inc.
100.0% - Potentia Renewables Canada Holdings LP
100.0% - Potentia NB GP Inc.
100.0% - Potentia NB LP
100.0% - Pokeshaw Windfam Limited Partnership
100.0% - Stirling Wind Project II Ltd.
100.0% - Stirling Wind Project II LP
100.0% - PR WS Sponsor GP Inc.
100.0% - PR WS Sponsor LP
100.0% - Wheatland Wind Project Ltd.
100.0% - Wheatland Wind Project LP
100.0% - Rose Valley Wind GP Inc.
100.0% - Rose Valley Wind LP
100.0% - 2866075 Ontario Inc.
100.0% - Oxley Wind Farm Inc.
100.0% - Ellershouse 3 GP Inc.
100.0% - Ellershouse 3 Wind Limited Partnership
100.0% - Panuke Lake GP Inc.
100.0% - Panuke Lake Wind GP Inc.
100.0% - Golden South Wind GP Inc
100.0% - Golden South Wind LP
100.0% - PR Canada Land Holdings GP Inc.
100.0% - PR Canada Land Holdings Limited Partnership
75.0% - Paintearth Wind Project Ltd.
75.0% - Paintearth Wind Project LP
100.0% - 5979359 Manitoba Ltd.
100.0% - 5956162 Manitoba Ltd.
100.0% - 5529442 Manitoba Ltd.
100.0% - Sequoia Loch Lomond Solar Energy LP
50.0% - Loch Lomond Wind Energy LP
50.0% - Sequoia Renewable Energy System LP
100.0% - Potentia Renewables 15 GP Inc.

100.0% - Potentia Renewables 15 Limited Partnership
100.0% - PRI Wind GP Trust
100.0% - PRI Wind LP
50.0% - Affinity Wind GP Inc.
50.0% - Affinity Wind LP
100.0% - PRI Solar GP Trust
100.0% - PRI RT Solar LP
100.0% - PRI Industrial Solar (GP) Inc.
84.90% - PRI Industrial Solar LP
49.0% - LIFE Solar 1 Inc.
49.0% - LIFE Solar 2 Inc.
49.0% - LIFE Solar 3 Inc.
100.0% - Potentia Renewabes 16 GP Inc.
100.0% - Potentia Renewables 16 Limited Partnership
100.0% - PRI Solar Gardens Nominee Inc.
100.0% - PRI Solar Gardens GP Trust
100.0% - PRI Solar Gardens LP
100.0% - Potentia Renewables 17 GP Inc.
100.0% - 2366333 Ontario Inc.
100.0% - 2330049 Ontario Inc.
100.0% - SunE Newboro 4 GP Corp.
100.0% - SunE Welland Ridge GP Corp.
50.0% - SunE Sky GP Erie Ridge Ltd.
100.0% - Potentia Renewables 17 Limited Partnership
100.0% - SunE Newboro 4 LP
100.0% - SunE Welland Ridge LP
50.0% - SunE Sky Erie Ridge LP
75.0% - Truro Heights Wind LP
16.67% - 3285142 Nova Scotia Limited
67.0% - Truro Heights Wind GP Ltd.
49.0% - Truro-Milbrook Wind LP
25.0% - 3285142 Nova Scotia Limited
67.0% - Truro-Milbrook Wind GP Ltd.
75.0% - Pockwock Wind LP
41.67% - 3285142 Nova Scotia Limited
67.0% - Pockwock Wind GP Ltd.
49.0% - Whynotts Wind LP
16.67% - 3285142 Nova Scotia Limited
67.0% - Whynotts Wind GP Ltd.
100.0% - PR Development GP Inc.
100.0% - PR Development Limited Partnership
100.0% - Essex Storage GP Inc.
49.9% - Essex Storage Limited Partnership
100.0% - Sa K-ekone Solar GP Inc.
49.0% - Sa K-ekone Solar Limited Partnership
100.0% - PR Ontario BESS GP Inc.
100.0% - Creekside BESS Limited Partnership

100.0% - Skyview BESS Limited Partnership
100.0% - Heartland BESS Limited Partnership
100.0% - Arnprior BESS Limited Partnership
100.0% - Potentia Renewables Saskatchewan Limited Partnership
100.0% - Southern Springs Solar GP Inc.
100.0% - Southern Springs Solar LP
100.0% - Potentia Renewables Saskatchewan GP Inc.
100.0% - Potentia Renewables 18 GP Inc.
100.0% - Potentia Renewables 18 Limited Partnership
100.0% - BrightRoof IP Ltd.
100.0% - BrightRoof GP Inc.
99.0% - BrightRoof II GP Inc.
100.0% - BrightRoof Solar Limited Partnership
49.9% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership
49.0% - JCM Solar G.P.1 Ltd.
49.0% - Maxim Solar Power Corporation
49.9% - Tenedors GP 1 Ltd.
40.9% - GSC RP 1 LP
49.9% - GSC RP 5 LP
49.9% - GSC 6 LP
100.0% - Potentia Renewables 19 Inc.
100.0% - Potential Renewables 19 Limited Partnership
100.0% - Ernestown Holdings Inc.
100.0% - Ernestown Holdings Limited Partnership
44.99998% - Ernestown Windpark Limited Partnership
100.0% - Ernestown Windpark Inc.
100.0% - Maryvale Wind Inc.
100.0% - Maryvale Wind Limited Partnership
100.0% - Swift River Operations Limited
100.0% - Swift River Energy Limited
50.0001% - Swift River Limited Partnership
100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdings Corp
28.78% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Potentia Renewables US Holdings LLC
100.0% - CG Solar Blocker I LLC
100.0% - ConnectGen Goldfinger I LLC
50.0% - EDPR Solar Ventures III, LLC
50.0% - Goldfinger Ventures LLC
50.0% - 2019 SOL III LLC
50.0% - Windhub Solar A, LLC
50.0% - Sunshine Valley Solar, LLC
100.0% - CG Solar Blocker II LLC
100.0% - ConnectGen Goldfinger II LLC
50.0% - EDPR Solar Ventures II, LLC
50.0% - Goldfinger Ventures II, LLC
50.0% - 2019 SOL IV LLC
50.0% - Sun Streams LLC

100.0% - Potentia US Battery Storage Holdings, LLC
100.0% - IEP Tejas Verde, LLC
100.0% - PR Land Holdings, LLC
100.0% - PR Development LLC
100.0% - Banjo Solar Holdings Corp.
49.0% - Kamaole Solar Holdings, LLC
49.0% - Kamaole Solar, LLC
100.0% - PR Operating LLC
100.0% - Musselshell Wind Holdings, LLC
100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC
100.0% - Potentia US Solar Fund 2, LLC
100.0% - Potentia MN Solar Fund 1 Managing Member, LLC
65.0% - Potentia MN Solar Fund I, LLC
100.0% - Minnesota Solar CSG 1, LLC
100.0% - Minnesota Solar CSG 4, LLC
100.0% - Minnesota Solar CSG 8, LLC
100.0% - Minnesota Solar CSG 9, LLC
100.0% - Minnesota Solar CSG 19, LLC
100.0% - Minnesota Solar CSG 21, LLC
100.0% - Potentia Renewable Developments, LLC
100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - Nautilus Community Solar, LLC
100.0% - Clifton Park Solar 1, LLC
100.0% - Clifton Park Solar 2, LLC
100.0% - Hamlin Solar 1, LLC
100.0% - P52ES Raphel Rd Community Solar, LLC
100.0% - Lowry CSG 2, LLC
100.0% - Paynesville CSG 1, LLC
100.0% - Plato CSG, LLC
33.37% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC
100.0% - Bulldog Solar One LLC
100.0% - Mason Solar One,LLC
100.0% - Pittman Solar One LLC
100.0% - Hostetter Solar One, LLC
100.0% - Burns Solar One LLC
100.0% - Nautilus Issuer 2022 Holdco, LLC
100.0% - Nautilus Issuer 2022, LLC
100.0% - Nautilus Sponsor Member 2022, LLC
100.0% - Nautilus Owner 2022, LLC [100.0% of Class B Membership Interests]
100.0% - Tiffany Energy LLC
100.0% - NSE AT01, LLC
100.0% - NSE FA01 LLC

100.0% - Washington WS03, LLC
100.0% - Sturgeon Solar Gray, LLC
100.0% - Vestal PS4 Solar, LLC (f/k/a) Pivot Solar 4, LLC)
100.0% - Vestal PS7 Solar, LLC (f/k/a) Pivot Solar 7, LLC)
100.0% - Vestal PS8 Solar, LLC (f/k/a) Pivot Solar 8, LLC)
100.0% - Vestal PS1 Solar, LLC (f/k/a Pivot Solar 1, LLC)
100.0% - Vestal PS3 Solar, LLC (f/k/a Pivot Solar 3, LLC)
100.0% - Mavis Solar North Bridgton LLC (f/k/a BD Solar North Bridgton, LLC)
100.0% - Mavis Oakland LLC (f/k/a BD Solar Oakland, LLC)
100.0% - Wells Solar LLC
100.0% - Fryeburg Solar, LLC
100.0% - VH Holdco I, LLC
100.0% - VH WB Holdco, LLC
100.0% - VH West Brookfield, LLC
100.0% - NSE Kam MM Holdco, LLC
100.0% - Virgo KAM Holdco, LLC (100% Class B Units)
100.0% - Lindstrom Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - Winsted Solar LLC
100.0% - NSE Goat Island MM Holdco, LLC
100.0% - Virgo Goat Island Holdco, LLC (100% Class B Units)
100.0% - Nautilus Goat Island Solar, LLC
100.0% - Nautilus Hopkins Hill MM Holdco, LLC
100.0% - Hopkins Hill Solar Lessee LLC (1% pre-flip economic interest)
100.0% - Hopkins Hill Solar Lessor Holdco LLC (90% economic interest)
100.0% - TPE Hopkins Solar Holdings1, LLC
100.0% - Nautilus Mayflower Holdco, LLC
100.0% - FFP Fund II Member1, LLC
100.0% - FFP Fund II Partnership1, LLC
100.0% - Hollygrove Solar, LLC
100.0% - Howland Solar, LLC
100.0% - Pearl Solar, LLC
100.0% - Pearl Solar II, LLC
100.0% - FFP NY Schagticoke Project1, LLC
100.0% - FFP NY Schenectady Project1, LLC
100.0% - FFP NY Watertown Project1, LLC
100.0% - FFP NY Guilderland Project1, LLC
100.0% - Aegis Solar, LLC
100.0% - FFP Fund II Partnership2, LLC
100.0% - FFP Bethlehem Project1, LLC
100.0% - FFP BTC2 Project LLC
100.0% - Strauss Solar, LLC
100.0% - Dover Solar, LLC
100.0% - Ellsworth Solar, LLC
100.0% - Ellsworth Solar II, LLC
100.0% - Frog Hollow Solar, LLC
100.0% - Howell Solar, LLC

100.0% - FFP Owings Mills Project1 LLC
100.0% - FFP MD Snow Hill Project1 LLC
100.0% - FFP MD PGC18 Project, LLC
100.0% - FFP MD Solar Holdings, LLC
100.0% - Nautilus Holdco I, LLC
100.0% - NS Belle Mead, LLC
100.0% - NSE Barnstable HS Solar LLC
100.0% - NSE Duxbury Solar LLC
100.0% - NSE Solar #1032 LLC
100.0% - NSE Cape Cod Solar IV LLC
100.0% - NSE Mattacheese Solar LLC
100.0% - NSE Wixon Solar LLC
100.0% - Red Wing Solar 15 LLC
100.0% - Red Wing Solar 20 LLC
100.0% - SolarClub23 LLC
100.0% - Red Wing Solar 28, LLC
100.0% - SolarClub 35 LLC
100.0% - Vestal PS2 Solar, LLC
100.0% - Vestal PS14 Solar, LLC
100.0% - Vestal PS15 Solar, LLC
100.0% - Sturgeon Town House Solar, LLC
100.0% - Nautilus Sponsor Member 2021 LLC
100.0% - Sponsor Membership Interests - Nautilus Owner 2021, LLC
100.0% - Nautilus Owner 2021 (King) LLC
100.0% - Nautilus Sponsor Member, 2020 LLC
40.0% - Nautilus Owner 2020, LLC
100.0% - Nautilus Owner 2020 (Beacon) LLC
100.0% - Spirit Presque Isle 1 Solar, LLC
100.0% - Spirit Presque Isle 2 Solar, LLC
100.0% - Wolcott Hill Road Solar, LLC
100.0% - Luna Rossa Peru Solar, LLC
100.0% - Luna Rossa Malone Solar, LLC
100.0% - Luna Rossa Crown Point Solar, LLC
100.0% - Luna Rossa Schodack Solar, LLC
100.0% - Luna Rossa Champlain Solar, LLC
100.0% - Falcon Sheesley Solar, LLC
100.0% - Barnes Road Solar, LLC
100.0% - Barnes Road Solar West, LLC
100.0% - NSE Camber Solar PS13 LLC
100.0% - NSE Camber Solar PS12, LLC
100.0% - NSE Camber Solar PS11 LLC
100.0% - NSE Camber Solar PS6 LLC
100.0% - NSE Camber Solar PS5 LLC
100.0% - NSE Camber BH CSG2, LLC
100.0% - Mtn Solar 6 LLC
100.0% - Nautilus Castle Solar, LLC
100.0% - NSE CroakerRenewables Inc.

100.0% - Bright Oak Solar LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - P52ES 1755 Henryton Rd Phase I LLC
100.0% - P52ES 1755 Henryton Rd Phase 2, LLC
100.0% - Brooten CSG 1 LLC
100.0% - Buffalo Lake CSG 1 LLC
100.0% - Sacred Heart CSG 1 LLC
100.0% - Stewart CSG 1 LLC
100.0% - River Valley Solar LLC
100.0% - Renew Solar RI Exeter Ten LLC
100.0% - Renew Solar RI Exeter Mail LLC
100.0% - Kirby Road Solar LLC
100.0% - Islander Solar, LLC
100.0% - Solar Club 23 LLC
100.0% - Great Lakes Peck Road Solar, LLC (f/k/a Peck Road Solar Farm, LLC)
100.0% - Great Lakes Michigan Solar, LLC (f/k/a SDG MI DG, LLC)
100.0% - Great Lakes Wisconsin Solar, LLC (f/k/a ESA WI, LLC)
100.0% - Great Lakes Ohio Solar, LLC (f/k/a SDG OH DG, LLC)
100.0% - Great Lakes 72nd Street Solar, LLC (f/k/a 72nd St Solar Farm, LLC)
100.0% - Moro Selkirk Solar, LLC (f/k/a Yellow 8 LLC)
100.0% - Enterprise Road Solar LLC
100.0% - Chesapeake KE73 Solar, LLC
100.0% - Chesapeake SU113 Solar, LLC
100.0% - Chesapeake SU163 Solar, LLC
100.0% - Chesapeake SU94 Solar, LLC
100.0% - Chesapeake SU165 Solar, LLC
100.0% - Goose Haven Solar LLC
100.0% - Little Valentine Solar LLC
100.0% - St Lawrence County NY S2 LLC
100.0% - Odyssey Alphine Road Solar, LLC
100.0% - Odyssey Granite City Solar, LLC
100.0% - Odyssey Sonora Solar, LLC
100.0% - Odyssey St. Jacob Solar, LLC
100.0% - Odyssey Viola Solar, LLC
100.0% - Nautilus Solar Term Holdco LLC100.0% - Nautilus Lion Sponsor Member , LLC
100.0% - Nautilus Lion Member, LLC
100.0% - Sturgeon Quarry Solar, LLC (f/k/a ISM Solar Quarry, LLC)
100.0% - Casco Sidney Solar, LLC (f/k/a DB Solar Sidney LLC)
100.0% - Casco Standish Solar, LLC (f/ka BD Solar Standish, LLC)
100.0% - Meeting House Solar LLC
100.0% - SolarClub 10 LLC
100.0% - Bear One, LLC
100.0% - Sabattus SB01, LLC
100.0% - Red Wing Solar 3 LLC (f/k/a SolarClub 3 LLC)
100.0% - Vestal PS9 Solar, LLC
100.0% - Vestal PS10 Solar, LLC

100.0% - Sanford Solar, LLC
100.0% - Maverick One, LLC
100.0% - Hanover Pike Solar, LLC
100.0% - Chesapeake Energy One, LLC
100.0% - Nautilus MI Development, LLC
100.0% - Nautilus NM Development, LLC
100.0% - Nautilus WI Development, LLC
100.0% - Nautilus OH Development, LLC
100.0% - West Deming Solar Project, LLC
100.0% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% - VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC
100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - Casco Brewer Solar, LLC
100.0% - Peterboro Road Solar, LLC
100.0% - Spirit Presque Isle 1 Solar, LLC
100.0% - Spirit Presque Isle 2 Solar, LLC
100.0% - Comfort Solar, LLC
100.0% - VP Road Solar, LLC
100.0% - VP Road Solar South, LLC
100.0% - Beech Road Solar, LLC
100.0% - CGA Solar LLC
100.0% - Moro Altamont Solar, LLC
100.0% - Livingston Crossing Solar LLC
100.0% - Gowans Road Solar, LLC
100.0% - Sturgeon Ryan Ranch Solar, LLC
100.0% - BD Solar Masardis LLC
100.0% - BD Solar Nicolin LLC
100.0% - BD Solar North Anson LLC
100.0% - BD Solar Limestone LLC
100.0% - BD Solar Norridgewock LLC
100.0% - Nautilus Solar Construction Seller, LLC
100.0% - Nautilus Atlantis II MM Holdco, LLC
100.0% - Nautilus Atlantis II Lessee Holdco, LLC
100.0% - Nautilus Atlantis II Lessor Holdco, LLC
100.0% - Mustang One, LLC
100.0% - Lion One, LLC
100.0% - Ten Oaks Solar LLC
100.0% - Red Wing Solar 30, LLC
100.0% - Parker Place Solar LLC
49.62% - LMPG Inc.
100.0% - Lumenpulse Lighting Corp.

100.0% - Sternberg Lanterns, Inc.
100.0% - Architectural LW Holdings, LLC
100.0% - Palo Alto Lighting, LLC
100.0% - Architectural Lighting Works, S.de R.L. de C.V.
100.0% - LMPG Holdings Inc.
80.0% - Vode Lighting, LLC
100.0% - Exenia s.r.l.
80.0% - CD/M2 Lightworks Corp
80.0% - Pa-Co Lighting Inc.
100.0% - Lumca Inc.
100.0% - Toronto Lightworks Inc.
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
34.11% - The Lion Electric Company
H.
Other PFC Companies
Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 11249207 Canada Inc.
20.0% - Project Alphonso Acquisition Corp
100.0% - 9194649 Canada Inc.
100.0% - Springboard 2021 GP Inc.
100.0% - Springboard L.P.
56.50% - Wealthsimple Financial Corp. (54.16% equity)
100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Advisor Services Inc.
100.0% - Wealthsimple Investments Inc.
100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple US, Ltd.
50.01% - Wealthsimple Europe S.a.r.l (100.00% equity)
100.0% - Wealthsimple UK Ltd.
100.0% - SimpleTax Software Inc.
100.0% - Wealthsimple Payments Inc.
100.0% - Wealthsimple Digital Assets. Inc.
100.0% - Wealthsimple Media Inc.
100.0% - Wealthsimple Mortgage Services Inc. (formerly 12062925 Canada Inc. and OrderUp Technologies Inc).
100.0% - Wealthsimple Labs Inc.
100.0% - Wealthsimple Funds Holdco Inc.
100.0% - Wealthsimple Private Credit Fund 1 GP Inc.
100.0% - Wealthsimple Private Credit Fund 1 LP
100.0% - Wealthsmiple Private Credit Fund 1 SUB GP Inc.
100.0% - Wealthsimple Private Credit Fund 1 Sub LP
100.0% - Springboard II LP

4.13% - Koho Financial Inc.
I.
Sagard Holdings & Portag3
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc. (65% in voting)
14.03% - Sagard Holdings Management Inc. (12.74% equity)
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Holdings Inc.
56.38% - Sagard Holdings Management Inc. (51.20% equity)
100.0% - Everwest Holdings Inc.
100.0% - EverWest Property Services, LLC
100.0% - EverWest Advisors LLC
100.0% - EW Manager, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - EW Equity Plan, LLC
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard Holdings Manager (US) LLC
100.0% - Sagard Senior Lending Partners Offshore GP LLC
100.0% - Sagard Senior Lending Partners Offshore LP
100.0% - Sagard Senior Lending Partners Holdings II LP
100.0% - Sagard Senior Lending Partners Offshore-U GP LLC
100.0% - Sagard Senior Lending Partners Offshore-U LP
100.0% - Sagard Senior Lending Partners Holdings II-U LP
100.0% - Sagard Senior Lending Partners Holdings II-U SPV I LLC
100.0% - Sagard Senior Lending Partners Holdings II-U SPV II LLC
100.0% - Sagard Senior Lending Partners Holdings II-U SPV III LLC
100.0% - Sagard Senior Lending Partners Holdings LLC
100.0% - Sagard Senior Lending Partners Holdings-U LLC
100.0% - Sagard Senior Lending Partners Offshore Carried Interest LLC
100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LLC
100.0% - Sagard Senior Lending Partners-U GP Inc.
100.0% - Sagard Senior Lending Partners Holdings I-U LP
100.0% - Sagard Senior Lending Partners-U LP
100.0% - Sagard Senior Lending Partners Holdings-U GP Inc.
100.0% - Sagard Senior Lending Partners Holdings-U LP
100.0% - Sagard Senior Lending Partners RN-U LP
100.0% - Sagard UK Management Ltd.
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Holdings Wealth LP
64.99% - Grayhawk Wealth Holdings Inc. (46.2% fully diluted equity)
100.0% - Grayhawk Investment Strategies Inc.
100.0% - Grayhawk Wealth US Inc.
100.0% - Sagard Foundry Participation LP
100.0% - P3 Ventures Participation LP

100.0% - SHRP Participation LP
100.0% - Sagard Partner Pool LP
100.0% - Sagard Europe Participation LP
100.0% - P3 Ventures 2021 Participation LP
100.0% - Sagard Outremont Participant LP
100.0% - Portage Capital Solutions Carried Interest LP
100.0% - Portage Web3 Fund I Carried Interest LP
100.0% - Sagard S.A.S.
100.0% - Sagard Holdings Manager (Canada) Inc.
100.0% - Sagard (MENA) Ltd
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Credit Partners II GP, Inc.
100.0% - Sagard Credit Partners II, LP
100.0% - Sagard Credit Partners II Carried Interest, LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Sagard Credit Partners (Lone Star), LP
100.0% - Sagard Credit Partners II (Cayman) GP, LLC
100.0% - Sagard Credit Partners II (Cayman), LP
100.0% - Sagard Credit Partners II (US Investments), LP
100.0% - Sagard Credit Partners II SPV I GP, Inc.
100.0%- Sagard Credit Partners II SPV I, LP
100.0% - Sagard Healthcare Royalty Partners GP LLC
100.0% - Sagard Healthcare Royalty Partners, LP
100.0% - Sagard Healthcare Partners (Delaware) LP
100.0% Sagard Healthcare Partners Funding SPE 1, LLC
100.0% - Sagard Healthcare Partners Funding Borrower SPE 1, LP
100.0% - Sagard Healthcare Partners Funding Borrower SPE 2, LP
100.0% - Sagard Healthcare Partners (Delaware) II LP
100.0% - Sagard Healthcare Partners (P-1) LP
100.0% - Sagard Healthcare Royalty Partners (Feeder ), LP
100.0% - Sagard Healthcare Royalty Partners (US Feeder), LP
100.0% - Sagard Healthcare Partners (AIV-1) GP Inc.
100.0% - Sagard Healthcare Partners (AIV-1) LP
100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC
100.0% - Portag3 Ventures Participation Inc.
100.0% - Portag3 Ventures Participation US LP
100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP
100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
0.94% - Albert Corporation
0.53% - Clark (FL Fintech E GmbH)
12.25% - Borrowell Inc.
35.17% - Diagram Ventures Limited Partnership

0.98% - Nesto Inc.
100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP
100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc.
11.14% - Albert Corporation
15.964% - Koho Financial Inc.
10.23% - Clark
12.52% - Socotra Inc.
17.09% - Fondeadora Inc.
15.19% - AlpacaDB, Inc.
21.17% - Pledg SAS
17.02% - Rose Technology Incorporated
15.80% - AtomicFI, Inc.
18.65% - Choosing Therapy Inc.
32.88% - Springboard III LP (Diagram Ventures Limited Partnership)
63.63% - Diagram Ventures II Limited Partnership
16.31% - Conquest Planning Inc.
9.12% - integrate AI Inc.
17.40% - Boosted.ai
11.47% - Hellas Direct
2.19% - Tallied Technologies Inc. (Founders Shares)
1.49% - 12835304 Canada Inc. (Conduit) (Founders Shares)
2.19% - 12835347 Canada Inc (Helika) (Founders Shares)
1.46% - 12837072 Canada Inc (Obeo) (Founders Shares)
1.98% - Choir Technologies Inc. (Founders Shares)
2.26% - ClearEstate (Founders shares)
2.23% - Conduit Blockchain Technologies Inc. (Founder shares)
5.74% - Novisto Inc (Founders shares)
3.78% - Pillar (Founders shares)
15.03% - Retirable, Inc
1.62% - Skylight (Founders shares)
2.96% - Synctera Inc (Founders shares)
1.59% - Trice Technologies Inc (Founders Shares)
4.02% - Wingo Technologies Inc (Founders shares)
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP
100.0% - Portag3 Ventures II Carried Interest LP
100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Portag3 Ventures II LP
100.0% - Portage Ventures III GP Inc.
100.0% - Portage Ventures III Carried Interest LP
100.0% - Portage Ventures III LP
100.0% - Portage Ventures III International LP
100.0% - Portage Ventures III Investments LP
11.25% - 12835304 Canada Inc. (Conduit)
10.90% - Covey IO Corp.

12.37% - Croissant Pay, Inc.
11.99% - GuarantR, Inc.
11.88% - KikOff Inc.
13.43% - Kontempo Holdings Limited
13.24% - Nesto Inc.
8.97% - HeyMirza Ltd.
10.74% - Loanstreet Inc.
19.20% - Wealthier Pty Ltd.(Pearler)
11.21% - Modular Technologies OÜ (Tumm)
16.49% - Tallied Technologies Inc.
11.18% - Angle Health, Inc.
30.85% - Notch Ordering Inc.
10.52% - QUIN Technologies GmbH
13.23% - Mooncard
10.01% - Liquidity, Inc.
16.78% - Conduit Blockchain Technologies, Inc.
15.53% - Benepass, Inc.
17.67% - Brella Insurance Inc.
10.96% - Cover Tree Inc.
10.01% - Midas Technology Corp.
17.74% - Zeal (Puzzi Group Inc.)
10.11% - Zilo Technology Limited
100.0% - Portage Ventures III Access Fund LP
100.0% - PFTA I GP Inc.
100.0% - PFTA I LP
100.0% - Sagard PFTA Agregator LP
50.0% - Diagram Ventures GP Inc.
100.0% - Diagram Ventures, LP
10.68% - Nesto
16.21% - Retirable
6.63% - Novisto
50.0% - Diagram Ventures II GP Inc.
100.0% - Diagram Ventures II LP
6.63% - Novisto
5.82% - Synctera
11.70% - Baselane
13.05% - ClearEstate
12.74% - Conduit
11.82% - Tallied
11.92% - Helika
12.47% - Obeo
12.85% - Trice
9.96% - Choir
50.0% - Diagram Ventures III GP Inc.
100.0% - Diagram Ventures III LP
12.86% - Trice
9.96% - Choir

50.0% - Diagram Opportunity GP Inc.
100.0% - Diagram Opportunity Fund Carried Interest LP
100.0% - Diagram Opportunity Fund I LP
7.14% - Nesto
4.88% - Synctera
0.90% - Albert
0.65% - Clark
5.50% - Novisto
3.31% - Baselane
8.91% - ClearEstate
50.0% - Diagram ClimateTech GP Inc.
100.0% - Diagram ClimateTech Fund L.P.
100.0% - Diagram ClimateTech Carried Interest L.P.
49.0% – Diagram Corporation (75.0% equity)
23.36% - Numi
100.0% - Springboard III GP Inc.
100.0% - Springboard III LP
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC
100.0% - Spadina GP Inc.
100.0% - Spadina Participation LP
100.0% - Spadina LP
3.77% - Wealthsimple Financial Corp. (3.40% equity)
100.0% - Sagard PE Canada GP Inc.
100.0% - Sagard Private Equity Canada LP
100.0% SPEC CL GP Inc.
51.25% SPEC CL Co-Invest LP
53.92% - Courchesne, Larose Holding Inc. (formerly known as SPEC CL Holdings Inc.)
100.0% - Courchesne, Larose, Limitee (formerly known as SPEC Cl Acquisico Inc.)
59.0% - SPEC Walter GP Inc.
100.0% - SPEC Walter LP
38.71% - Groupe Lou-Tec Inc.
100.0% Acces Location D’Equipements Inc.
100.0% - Locations SSJ Inc.
100.0% - MKS Equipements Inc.
100.0% - Torcan Lift Equipment Ltd.
100.0% - SPEC NG Holding Inc.
100.0% - SPEC NG Acquisico Inc.
36.7% - Sagard USRE Inc.
50.0% - Outremont Technologies Inc. (41.75% economic shares)
100.0% - Outremont Technologies Manager Ltd.
100.0% - Outremont Technologies GP Ltd.
100.0% - Sagard Senior Lending Partners GP Inc.

100.0% - Sagard Senior Lending Partners LP
100.0% - Sagard Senior Lending Partners Holdings GP Inc.
100.0% - Sagard Senior Lending Partners Holdings LP
100.0% - Sagard Senior Lending Partners Holdings I LP
100.0% - Sagard Senior Lending Partners Carried Interest GP Inc.
100.0% - Sagard Senior Lending Partners Carried Interest LP
100.0% - Sagard Senior Lending Partners Carried Interest-U LP
100.0% - Sagard Senior Lending Partners Offshore Carried Interest GP Inc.
100.0% - Sagard Senior Lending Partners Offshore Carried Interest LP
100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LP
100.0% - Sagard Senior Lending Partners Offshore-U GP Inc.
100.0% - Sagard Senior Lending Partners RN Offshore-U LP
100.0% - Sagard Senior Lending Partners Offshore GP Inc.
100.0% - Portage Capital Solutions GP Inc.
100.0% - Portage Capital Solutions Fund I LP
14.77% - P97 Holdings, Inc.
16.23% - Theta Ray Ltd.
100.0% - Portage Capital Solutions Canada Fund I LP
100.0% - Portage Capital Solutions US Fund I LP
100.0% - Portage Capital Solutions International Fund I LP
100.0% - Portage Web3 I GP Inc.
100.0% - Portage Web3 Feeder Fund I LP
100.0% - Portage Web3 Master Fund I LP
100.0% - Sagard USPF Inc
63.3% - Sagard USRE Inc.
4.0% - 1069759 B.C. Unlimited Liability Company
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Bauer Hockey (Beijing) Trading Limited
100.0% - ProSharp AB (Sweden)
100.0% - ProSharp Inc. (NB, CA)
100.0% - ProSharp Inc. (DE, US)
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC
100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC

100.0% - Bauer Hockey Retail, LLC
28.1% - Rawlings Sporting Goods Company Inc.
100.00% - Mowat GP Inc.
100.0% - Mowat Participation LP
100.0% - Mowat LP
3.94% - Koho Financial Inc.

Item 30. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Empower whereby Empower may indemnify a director, officer or controlling person of Empower against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
Colorado Business Corporation Act
Article 109 – INDEMNIFICATION
Section 7-109-101. Definitions.
As used in this article 109:
(1)
“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)
“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or in any other capacity with, another person or an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.

(3)	“Expenses” includes counsel fees.
(4)
“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)
“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.
Section 7-109-102. Authority to indemnify directors.
(1)
Except as provided in subsection (4) of this section, a corporation may indemnify an individual made a party to a proceeding, because the individual is or was a director, against liability incurred in the proceeding if:

	(a)	The individual's conduct was in good faith; and
	(b)	The individual reasonably believed:

		(I)	In the case of conduct in an official capacity with the corporation, that the conduct was in the corporation's best interests; and
		(II)	In all other cases, that the conduct was at least not opposed to the corporation's best interests; and
	(c)	In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.
(2)
A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.

(3)
The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the director did not meet the relevant standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:
(a)
In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under subsection (1) of this section; or

(b)
In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify an individual who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because the individual is or was a director, against reasonable expenses incurred by the individual in connection with the proceeding.
Section 7-109-104. Advance of Expenses to Directors.
(1)	A corporation may, before final disposition of a proceeding, pay for or reimburse the reasonable expenses incurred by an individual who is a party to a proceeding because that person is a director if:
	(a)	The director delivers to the corporation a written affirmation of the director's good faith belief that;
		(I)	The director has met the relevant standard of conduct described in section 7-109-102; or
		(II)	The proceeding involves conduct for which liability has been eliminated under a provision in the articles of incorporation as authorized by section 7-102-102(2)(d); and
(b)
The director delivers to the corporation a written undertaking, executed personally or on the director's behalf, to repay any funds advanced if the director is not entitled to mandatory indemnification under section 7-109-103 and it is ultimately determined under section 7-109-105 or 7-109-106 that the director has not met the relevant standard of conduct described in section 7-109-102.

(2)
The undertaking required by subsection (1)(b) of this section is an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Authorizations of payments under this section shall be made in the manner specified in section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.
(1)
Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification or an advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice the court considers necessary, the court may order indemnification or an advance of expenses in the following manner:

(a)
If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)
If it determines that the director is entitled to indemnification or an advance of expenses under section 7-
109-109(1), the court shall order indemnification or an advance of expenses, as applicable, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-
ordered indemnification or advance of expenses.

(c)
If it determines that the director is fairly and reasonably entitled to indemnification or an advance of expenses in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1), failed to comply with section 7-109-104, or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification or advance of expenses as the court deems proper; except that the indemnification with respect to any proceeding in which liability has been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.
(1)
A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received.

(2)	The determinations required by subsection (1) of this section must be made:
(a)
If there are two or more disinterested directors, by the board of directors by a majority vote of all the disinterested directors, a majority of whom constitute a quorum for this purpose, or by a majority vote of a committee of the board of directors appointed by such a vote, which committee consists of two or more disinterested directors;

(b)
By independent legal counsel selected in the manner specified in subsection (2)(a) of this section or, if there are fewer than two disinterested directors, by independent legal counsel selected by a majority vote of the full board of directors; or

	(c)	By the shareholders, but shares owned by or voted under the control of a director who at the time is not a disinterested director may not be voted on the determination.
(3)
Authorization of indemnification and an advance of expenses must be made in the same manner as the determination that indemnification or an advance of expenses is permissible; except that, if the determination that indemnification or an advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and an advance of expenses must be made by the body that selected the counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.
(1)
An officer is entitled to mandatory indemnification or an advance of expenses under section 7-109-103, and is entitled to apply for court-ordered indemnification or an advance of expenses under section 7-109-105, in each case to the same extent as a director.

(2)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director.
(3)
A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract. This subsection (3) applies to an officer who is also a director if the basis on which the officer is made a party to the proceeding is an act or omission solely as an officer.

Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether the insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109. Variation by corporate action.
(1)
A corporation may, by a provision in its articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders, obligate itself in advance of the act or omission giving rise to a proceeding to provide indemnification in accordance with section 7-109-102 or advance funds to pay for or reimburse expenses in accordance with section 7-109-104. Such an obligatory provision;

	(a)	Satisfies the requirements for authorization, but not determination, referred to in section 7-109-106.
(b)
That obligates the corporation to provide indemnification to the fullest extent permitted by law obligates the corporation to advance funds to pay for or reimburse expenses in accordance with section 7-109-104 to the fullest extent permitted by law, unless the provision specifically provides otherwise.

(2)
A right of indemnification or to advances of expenses created by this article 109 or under subsection (1) of this section and in effect at the time of an act or omission must not be eliminated or impaired with respect to the act or omission by an amendment of the articles of incorporation or bylaws or a resolution of the board of directors or shareholders, adopted after the occurrence of the act or omission, unless, in the case of a right created under subsection (1) of this section, the provision creating the right and in effect at the time of the act or omission explicitly authorizes the elimination or impairment after the act or omission has occurred.

(3)
A provision specified in subsection (1) of this section does not obligate the corporation to indemnify or advance expenses to a director of a predecessor of the corporation pertaining to conduct with respect to the predecessor, unless otherwise specifically provided. A provision for indemnification or an advance of expenses in the articles of incorporation, bylaws, or a resolution of the board of directors or shareholders of a predecessor of the corporation in a merger or in a contract to which the predecessor is a party, existing at the time the merger takes effect, is governed by section 7-90-204(1).

(4)
Subject to subsection (2) of this section, a corporation may, by a provision in its articles of incorporation, limit any of the rights to indemnification or an advance of expenses created by or pursuant to this article 109.

(5)
Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.
If a corporation indemnifies or advances expenses to a director under this article 109 in connection with a proceeding by or in the right of the corporation, the corporation shall give notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, the corporation shall give the notice to the shareholders at or before the time the first shareholder signs a document consenting to the action.
Section 7-109-111. Exclusivity
A corporation may provide indemnification or an advance of expenses to a director or an officer only as permitted by this article 109.
Bylaws of Empower
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:
(a)
“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;
(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:
(a)	the person conducted himself or herself in good faith; and
(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:
(a)
the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the
Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:
	(i)	the person conducted himself or herself in good faith; and

(ii)
the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
(iv)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.
Item 31. Principal Underwriter
(a)
Empower Financial Services, Inc. (“Empower Financial Services”) is the distributor of securities of the
Registrant. Including the Registrant, Empower Financial Services serves as distributor or principal underwriter for Empower Funds, Inc., an open-end management investment company, FutureFunds Series
Account of Empower Annuity Insurance Company of America (“EAICA”), Retirement Plan Series Account
of EAICA, Variable Annuity-8 Series Account of EAICA and Variable Annuity-8 Series Account of
Empower Life & Annuity Insurance Company of New York (“ELAINY”).Empower Financial Services is
also distributor of the following other investment companies: The Prudential Variable Contract Account-2;
The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential
Variable Contract Account-24; the Prudential Discovery Premier Group Variable Contract Account; the
Prudential Discovery Select Group Variable Contract Account; and EAIC Variable Contract Account A.

(b)	Directors and Officers of Empower Financial Services:

Name	Principal Business Address	Positions and Offices with Underwriter
S.E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director & Executive Vice President
R.H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director & Executive Vice President
C.E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, & Chief Executive Officer
R.M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
K. Stoner	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
W.J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
D.A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
P. Patel	8515 East Orchard Road Greenwood Village, CO 80111	Secretary
A. Finster	8515 East Orchard Road Greenwood Village, CO 80111	Assistant Secretary
A. Kavan	8515 East Orchard Road Greenwood Village, CO 80111	Assistant General Counsel
S. Barres	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
S. Cochran	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer

Name	Principal Business Address	Positions and Offices with Underwriter
B. Upton	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer

(c)	Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Empower Financial Services	-0-	-0-	-0-	-0-
Item 32. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 33. Management Services
Not Applicable.
Item 34. Fee Representation
The Depositor, Empower Annuity Insurance Company of America, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Empower Annuity Insurance Company of America.
Item 35. Other Undertakings and Representations
Empower Annuity Insurance Company of America represents that the no-action letters issued by the staff of the Division of Investment Management of the Securities and Exchange Commission on November 28, 1988, to the American Council of Life Insurance, and on August 30, 2012, to ING Life Insurance Company, are being relied upon, and that the terms of those no-action positions have been complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado on this 17th day of April, 2024.
VARIABLE ANNUITY-8 SERIES ACCOUNT (Registrant)
By:	/s/ J.D. Kreider
J.D. Kreider Senior Vice President

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA (Depositor)
By:	/s/ J.D. Kreider
J.D. Kreider Senior Vice President
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	April 17, 2024
R. Jeffrey Orr*
/s/ Edmund F. Murphy III	Director, President and Chief Executive Officer	April 17, 2024
Edmund F. Murphy III
/s/ Robin Bienfait	Director	April 17, 2024
Robin Bienfait*
/s/ Marcel R. Coutu	Director	April 17, 2024
Marcel R. Coutu*
/s/ André R. Desmarais	Director	April 17, 2024
André R. Desmarais*
/s/ Paul G. Desmarais III	Director	April 17, 2024
Paul G. Desmarais III*
/s/ Gary A. Doer	Director	April 17, 2024
Gary A. Doer*
/s/ Gregory J. Fleming	Director	April 17, 2024
Gregory J. Fleming*
/s/ Claude Généreux	Director	April 17, 2024
Claude Généreux*
/s/ Alain Louvel	Director	April 17, 2024
Alain Louvel*

Signature	Title	Date
/s/ Paula B. Madoff	Director	April 17, 2024
Paula B. Madoff*
/s/ Paul A. Mahon	Director	April 17, 2024
Paul A. Mahon*
/s/ Robert L. Reynolds	Director	April 17, 2024
Robert L. Reynolds*
/s/ T. Timothy Ryan, Jr.	Director	April 17, 2024
T. Timothy Ryan, Jr.
/s/ Jerome J. Selitto	Director	April 17, 2024
Jerome J. Selitto*
/s/ Dhvani Shah	Director	April 17, 2024
Dhvani Shah*
/s/ Gregory D. Tretiak	Director	April 17, 2024
Gregory D. Tretiak
/s/ Brian E. Walsh	Director	April 17, 2024
Brian E. Walsh*
/s/ Christine Moritz	Senior Vice President & Chief Financial Officer	April 17, 2024
Christine Moritz*
/s/ Kara Roe	Corporate Controller	April 17, 2024
Kara Roe*
/s/ Mike Knowles	*Attorney-in-fact pursuant to Power of Attorney	April 17, 2024
*By: Mike Knowles